PURCHASE AND SALE AGREEMENT

by and between

REEF INCOME AND DEVELOPMENT FUND III, L.P.

As Seller

and

REEF 2010 – A INCOME FUND, L.P.

As Buyer

PURCHASE AND SALE AGREEMENT

This PURCHASE and SALE AGREEMENT ("**Agreement**") is effective the 1st day of June, 2011, by and between **REEF INCOME AND DEVELOPMENT FUND III, L.P.,** a Texas limited partnership, whose address is 1901 North Central Expressway, Suite 300, Richardson, Texas 75080 ("**Seller**"), and **REEF 2010 – A INCOME FUND, L.P.,** a Texas limited partnership, whose address is 1901 North Central Expressway, Suite 300, Richardson, Texas 75080 ("**Buyer**"). The Buyer and Seller may be collectively referred to herein as the "**Parties**" and individually as a "**Party**." RCWI, L.P. ("RCWI") joins herein for purposes of Paragraphs 10(b) and 15(q).

RECITALS

A. WHEREAS, Seller owns certain oil and gas properties described herein and desires to sell such properties; and

B. WHEREAS, Buyer desires to purchase such properties.

NOW, THEREFORE, in consideration of their mutual promises contained herein, the benefits to be derived by each party hereunder and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller agree to the purchase and sale of the oil and gas properties described below, in accordance with the following terms and conditions:

AGREEMENT

1. **Purchase and Sale**.

(a) **Property Being Sold**. Subject to the terms and conditions of this Agreement, Seller agrees to sell and convey and Buyer agrees to purchase and accept the Subject Property for the Purchase Price as defined hereinafter. Except as set forth in **Section 1(b)** below, the term "**Subject Property**" or, where the context so requires, "**Subject Properties**," shall mean:

(i) **Leaseholds**. 0.052289% of 8/8ths of the right, title and interest in and to all oil and gas leaseholds, oil, gas and other minerals, including working interests, carried working interests, rights of assignment and reassignment, net revenue interests, record title interests, undeveloped locations and all other interests under or in oil, gas or mineral leases, and interests in rights to explore for and produce oil, gas or other minerals which are described in **Exhibit "A"** ("**Leases**");

(ii) **Fee Interests**. 0.052289% of 8/8ths of the right, title and interest in the fee, fee mineral and fee royalty interests described in **Exhibit "A"** (the "**Fee Interests**");

(iii) **Rights in Production**. 0.052289% of 8/8ths of the right, title and interest in and to all reversionary interests, backin interests, overriding royalties, production payments, net profits interests, mineral and royalty interests in production of oil, gas or other minerals attributable or allocable to the Leases;

(iv) **Wells**. 0.052289% of 8/8ths of the right, title and interest in and to producing, non-producing and shut-in oil and gas wells and saltwater disposal or injection wells located upon the lands to which the Leases and Fee Interests apply;

(v) **Contract Rights**. 0.052289% of 8/8ths of the right, title and interest in or derived from pooling, unitization, and other contracts and agreements, orders and decisions of regulatory authorities establishing or relating to units, unit operating agreements, operating agreements, gas purchase agreements, oil purchase agreements, gathering agreements, transportation agreements, processing or treating agreements, farmout agreements and farmin agreements and any other agreements, which relate to any of the Leases, Fee Interests or Wells to the extent such contracts are assignable ("**Contracts**");

(vi) **Easements**. 0.052289% of 8/8ths of the right, title and interest in and to all rights-of-way, easements, licenses, and servitudes appurtenant to or used in connection with the property described in **Leases or Wells** ("**Easements**");

(vii) **Permits**. 0.052289% of 8/8ths of the right, title and interest in and to all permits and licenses of any nature owned, held or operated in connection with operations for the exploration and production of oil, gas or other minerals to the extent the same are used or obtained in connection with any of the Leases, Fee Interests, Contracts, Easements, Equipment (as hereinafter defined) or Wells ("**Permits**");

(viii) **Equipment**. 0.052289% of 8/8ths of the right, title and interest in and to all personal property, surface equipment, down-hole equipment and pipelines, buildings and inventory used or obtained in connection with the Leases, Fee Interests, Easements, Wells or Permits ("**Equipment**");

(ix) **Remaining Interests**. 0.052289% of 8/8ths of the other rights and interests in, to or under or derived from the Subject Property, even though the same may be improperly described in or omitted from the Exhibits. It is the express intent of the parties that all of Seller's right, title and interest in and to the Leases, Fee Interests, Wells and Contracts, and interests appurtenant thereto, be assigned to Buyer hereunder; and

(x) **Records**. Copies of all geological and geophysical maps, records, land records, division orders, logs, production files and other records and files relating to the Leases, Fee Interests, Wells, Contracts, Easements, Permits and Equipment.

(b) **Property Not Being Sold**. The term "**Subject Property**" or, as the context requires, "**Subject Properties**," shall not include any of the following:

(i) **Receivables**. All trade credits, accounts receivable, notes receivables and other receivables attributable to Seller's interests in the Subject Properties with respect to any period prior to the Effective Date; and

(ii) **Claims and Causes of Action**. All claims and causes of action of Seller arising from breaches, acts, omissions or events or damage to or destruction of property occurring prior to the Effective Date.

2. **Purchase Price**. Buyer agrees to pay to Seller for the Subject Property the sum of **two million six hundred fifty thousand ($2,650,000.00)** ("**Purchase Price**"), adjusted in accordance with the terms of this Agreement. The Purchase Price shall be payable at Closing to Seller in immediately available funds.

3. **Effective Date and Closing**. The conveyance of the Subject Property to Buyer **shall be effective as of June 1, 2011 at 7:00 a.m.** where the Subject Properties are located ("**Effective Date**"), but the title documents pertaining thereto shall be delivered at the "**Closing**", which shall take place on or before June 24, 2011 (the "**Closing Date**") unless extended by written agreement of the Parties.

4. **Representations and Warranties of Seller**. Seller represents and warrants to Buyer as of the date hereof and will represent and warrant at the Closing, as follows:

(a) **Authority**. Seller is a limited partnership duly organized and in good standing under the laws of the State of Texas, is duly qualified and in good standing to carry on its business in the states where the Subject Properties are located, and has all the requisite power and authority to enter into, deliver and perform this Agreement and carry out the transactions contemplated under this Agreement.

(b) **Valid Agreement**. This Agreement constitutes the legal, valid and binding Agreement of Seller. At the Closing, all instruments required hereunder to be executed and delivered by Seller shall be duly executed and delivered to Buyer and shall constitute legal, valid and binding obligations of Seller. The execution and delivery by Seller of this Agreement, the consummation of the transactions set forth herein and the performance by Seller of Seller's obligations hereunder have been duly and validly authorized by all requisite partnership action on the part of Seller and will not violate, conflict with or result in any violation or breach of any provision of (i) any agreement, contract, mortgage, lease, license or other instrument to which Seller or the Subject Property is a party or by which Seller or the Subject Property is bound; (ii) any governmental franchise, license, permit or authorization or any judgment or order of judicial or governmental body applicable to Seller or Subject Property, or (iii) any law, statute, decree, rule or regulation of any jurisdiction in the United States to which Seller or the Subject Property is subject.

(c) **Authorization**. This Agreement has been duly authorized, executed and delivered by Seller. All instruments required to be delivered by Seller at the Closing shall be duly authorized, executed and delivered by Seller. This Agreement and all documents executed by Seller in connection with this Agreement shall constitute legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect, as well as general principles of equity.

(d) **Agreements**. To Seller's knowledge, the Leases, Permits, Easements and Contracts are in full force and effect and are valid and subsisting documents covering the entire estates which they purport to cover; and all royalties, rentals and other payments due under the Leases, Permits, Easements and Contracts have been fully, properly and timely paid. Seller will use its commercially reasonable efforts to take all action necessary to keep the Leases, Permits, Easements and Contracts in force and effect until the Effective Date.

(e) **Taxes**. All due and payable ad valorem, property, production, severance and similar taxes and assessments based on or measured by the ownership of property or the production of hydrocarbons or the receipt of proceeds therefrom on the Subject Property, which become due prior to the Closing Date for any periods prior to the Effective Date, have been properly paid.

(f) **Maintenance of Interests**. Seller has maintained and will continue from date of this Agreement until the Closing, to maintain the Subject Property in a reasonable and prudent manner, in full compliance with applicable law and orders of any governmental authority, to maintain insurance and bonds now in force with respect to the Subject Property, to pay when due all costs and expenses coming due and payable in connection with the Subject Property, and to perform all of the covenants and conditions contained in the Leases, Permits, Easements and Contracts and all related agreements.

(g) **Suits and Claims**. No suit, action, claim, or other proceeding is now pending or, to Seller's best knowledge, threatened before any court or governmental agency against the Subject Property, and Seller shall promptly notify Buyer in writing of any such proceeding which arises or is threatened prior to the Closing.

(h) **Access**. To the same extent Seller has such right, at all times prior to the Closing, Buyer and the employees and agents of Buyer shall have access to the Subject Property at Buyer's sole risk, cost and expense at all reasonable times, and shall have the right to conduct equipment inspections, environmental audits, and any other investigation of the Subject Property on one day's prior notice to Seller and upon agreement with Seller as to time and place of such actions.

(i) **Environmental Matters**. To Seller's knowledge, Seller is not in material violation of any Environmental Laws (as such term is defined in **Section 7(c)**) applicable to the Subject Properties, or any material limitations, restrictions, conditions, standards, obligations or timetables contained in any Environmental Laws. No notice or action alleging such violation is pending or, to Seller's knowledge, threatened against the Subject Property.

(j) **Obligation to Close**. Seller shall take or cause to be taken all actions necessary or reasonable to consummate the transactions contemplated by this Agreement and to assure that as of the Closing it will not be under any material corporate, legal, governmental or contractual restriction that would prohibit or delay the timely consummation of such transactions.

(k) **No Third Party Options**. No existing agreements, options, or commitments with, of or to any person to acquire the Subject Property are in effect.

(l) **Existing Condition**. Seller has and will continue to maintain the Subject Property in the ordinary course of business and in substantially the same manner as it was maintained prior to the Effective Date. No material adverse changes in the condition of the Subject Property from the Effective Date to the Closing Date have occurred.

(m) **Special Warranty.** Seller shall warrant title to and defend all and singular the Subject Property, against every person whomsoever lawfully claiming the same or any part thereof, by, through or under Seller, but not otherwise.

(n) **Independent Evaluation**. Seller is an experienced and knowledgeable investor in the oil and gas business. Seller has been advised by and has relied solely on its own expertise and legal, tax, reservoir engineering, environmental and other professional counsel concerning this transaction, the Subject Property and value thereof.

5. **Representations and Warranties of Buyer**. Buyer represents and warrants to Seller as of the date hereof and will represent and warrant at the Closing, as follows:

(a) **Corporate Authority**. Buyer is a limited partnership duly organized and in good standing under the laws of the State of Texas, is duly qualified and in good standing to carry on its business in the states where the Subject Property is located, and has all the requisite power and authority to enter into and perform this Agreement and carry out the transactions contemplated under this Agreement.

(b) **Valid Agreement**. This Agreement constitutes the legal, valid and binding Agreement of Buyer. At the Closing, all instruments required hereunder to be executed and delivered by Buyer shall be duly executed and delivered by Buyer and shall constitute legal, valid and binding obligations of Buyer. The execution and delivery by Buyer of this Agreement, the consummation of the transactions set forth herein and the performance by Buyer of Buyer's obligations hereunder have been duly and validly authorized by all requisite partnership action on the part of Buyer and will not conflict with or result in any violation of any provision of (i) any agreement, contract, mortgage, lease, license or other instrument to which Buyer is a party or by which Buyer is bound; (ii) any governmental franchise, license, permit or authorization or any judgment or order of judicial or governmental body applicable to Buyer, or (iii) any law, statute, decree, rule or regulation of any jurisdiction in the United States to which Buyer is subject.

(c) **Governmental Approvals**. Buyer shall obtain all required local, state and federal governmental and agency permissions, approvals, permits, bonds and consents, as may be required to assume Seller's obligations and responsibilities attributable to the Subject Property.

(d) **Independent Evaluation**. Buyer is an experienced and knowledgeable investor in the oil and gas business. Buyer has been advised by and has relied solely on its own expertise and legal, tax, reservoir engineering, environmental and other professional counsel concerning this transaction, the Subject Property and value thereof.

(e) **Physical and Environmental Matters**. Buyer has been provided the opportunity to conduct an independent inspection of the Subject Properties, the public records and Seller's files, including without limitation for the purpose of detecting the presence of any environmentally hazardous substance or contamination, including petroleum, and the presence and concentration of naturally-occurring radioactive materials and satisfied itself as to the physical condition and environmental condition of the property, both surface and subsurface. Buyer acknowledges that, except as set forth in this Agreement, no representations have been made by Seller regarding environmental conditions or physical conditions, past or present.

6. **Title Matters**.

(a) **Examination of Files and Records**. Upon execution of and pursuant to the terms of this Agreement, Buyer shall have the right to conduct its investigation of the status of title to the Subject Properties. Seller will make available to Buyer all existing Lease, Well and title files,

production records, Permits, Easements, Contracts, division orders and other information, to the extent not subject to confidentiality agreements, in Seller's possession, custody or control relating to the Subject Property (collectively "**Data**"). Existing abstracts and title opinions will not be updated by Seller. Upon reasonable advanced notice from Buyer, all such Data shall be made available at Seller's office during normal working hours. Seller will also permit Buyer to examine and copy at Buyer's expense such Data. If Closing does not occur, Buyer shall promptly return all such Data and other materials provided by Seller to Buyer hereunder.

(b) In addition to the title defects set forth in Schedule 4(m), Buyer acknowledges and agrees to waive all Permitted Encumbrances.

As used herein, the term "**Permitted Encumbrances**" shall mean:

(1) Lessors' royalties, overriding royalties, payments out of production, reversionary interests and other burdens affecting Seller's working and net revenue interests in and to the Subject Property;

(2) Preferential rights to purchase and required third party consents to assignments and similar agreements;

(3) All rights to consent by, required notices to, filings with, or other actions by governmental entities in connection with the sale or conveyance of oil and gas leases or interests therein if the same are customarily obtained subsequent to such sale or conveyance;

(4) Easements, rights-of-way, servitudes, permits, surface leases and other rights in respect of surface operations which do not interfere with or detract from the operations, value or use of the Subject Properties by Buyer;

(5) Such title defects as Buyer has waived or released or is deemed to have waived pursuant to the terms of this Agreement;

(7) The terms and conditions of all Leases and contracts;

(8) Rights of reassignment, to the extent any exist as of the date of this Agreement, upon the surrender or expiration of any lease; and

(9) Liens for taxes or assessments not yet due or not yet delinquent.

7. **Environmental Matters**.

(a) **Inspection**. Prior to Closing and upon reasonable prior notice to Seller, Buyer will have access to and the opportunity to inspect the Subject Property for all purposes, including without limitation, for the purposes of detecting the presence of hazardous or toxic substances, pollutants or other contaminants, environmental hazards, naturally occurring radioactive materials (NORM), produced water, air emissions, contamination of the surface and subsurface and any other Environmental Defect (defined below). Prior to the Closing, Buyer will have satisfied itself as to the physical and environmental surface and subsurface condition of the Subject Property and method of operation and, except as set forth in Seller's representations, warranties or indemnities, to

accept an assignment of the Subject Property at Closing on an "AS IS, WHERE IS" basis, "WITH ALL FAULTS".

(b) **Definition of Environmental Defect**. As used herein, an "**Environmental Defect**" shall mean a condition affecting a Subject Property that is a violation of Environmental Law and which would cost, on an individual Well basis, in excess of fifty thousand dollars ($50,000.00) to remediate or, in the aggregate for all Wells, in excess of one hundred fifty thousand dollars ($150,000.00) to remediate.

(c) **Definition of Environmental Laws**. As used herein, the term "**Environmental Laws**" shall mean (i) the common law, and (ii) any and all federal, state and local statutes, regulations, rules, orders, ordinances or permits of any governmental authority which pertain to health, the environment, wildlife and natural resources in effect in any and all jurisdictions in which the Subject Property is located, including without limitation, the Clean Air Act, as amended, and the Federal Water Pollution Control Act, as amended, the Oil Pollution Act of 1990 ("**OPA90**"), as amended, the Rivers and Harbors Act of 1899, as amended, the Safe Drinking Water Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act ("**CERCLA**"), as amended, the Superfund Amendments and Reauthorization Act of 1986 ("**SARA**"), as amended, the Resource Conservation and Recovery Act ("**RCRA**"), as amended, the Hazardous and Solid Waste Amendments Act of 1984, as amended, the Toxic Substances Control Act, as amended, and the Hazardous Materials Transportation Act, as amended.

8. **Covenants of Seller Prior to Closing**.

(a) **Maintenance of Subject Property**. Until the Effective Date, Seller shall do the following:

(i) Maintain the Subject Property in a good and workmanlike manner in accordance with good oilfield practices, in substantially the same manner as it previously maintained the Subject Property, and in compliance in all material respects with all applicable laws, rules, regulations, permits and approvals;

(ii) Maintain insurance now in force with respect to the Subject Property;

(iii) Notify Buyer in writing of any claim or demand of which Seller is aware and which might materially adversely affect title to or operation of the Subject Property;

(iv) Pay its share of any costs and expenses attributable to the Subject Property as they become due.

(b) **Negative Covenants**. Until the Effective Date, Seller shall not do any of the following with regard to the Subject Property without first notifying Buyer in writing:

(i) Abandon any Well unless required to by a regulatory agency;

(ii) Release all or any portion of a Lease, Permit, Contract or Easement without Buyer's consent;

(iii) Consent to an operation if the estimated cost of the operation exceeds ten thousand dollars ($10,000) net to the Seller's interest except for those operations for which Buyer provides its written consent;

(iv) Create a lien, security interest or other encumbrance on the Subject Property, which does not exist as of this date;

(v) Remove or dispose of any of the Subject Property without Buyer's consent;

(vi) Amend a Lease, Permit, Contract or Easement or enter into any new contracts affecting the Subject Property without Buyer's consent; or

(vii) Waive, compromise or settle any claim that would materially affect ownership, operation or value of any of the Subject Property exceeding twenty – five thousand dollars ($25,000) net to the Seller's interest without Buyer's consent.

(c) Seller shall cooperate with Buyer in attempting to obtain all permissions, approvals and consents as may be required to consummate the transactions contemplated in this Agreement.

9. **Conditions to Closing**.

(a) **Seller's Conditions** The obligations of Seller at Closing are subject, at the option of Seller, to the following conditions, any one or more of which may be waived, in whole or in party, by Seller:

(i) that all representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects at and as of Closing as if such representations and warranties were made at and as of Closing;

(ii) that Buyer shall have performed and satisfied in all material respects all covenants and agreements required by this Agreement to be performed or satisfied by Buyer at or prior to Closing; and

(iii) at the Closing Date, no suit, action or other proceeding shall be pending or threatened in which it is sought to restrain or prohibit the performance of or to obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby;

(b) **Buyer's Conditions** The obligations of Buyer at Closing are subject, at the option of Buyer, to the following conditions, any one or more of which may be waived, in whole or in part, by Buyer:

(i) that all representations and warranties of Seller contained in this Agreement and in any agreements or documents delivered in connection herewith shall be true and correct in all material respects at and as of Closing as if such representations and warranties were made at and as of Closings;

(ii) that Seller shall have performed and satisfied in all material respects all covenants and agreements required by this Agreement to be performed or satisfied by Seller at or prior to Closing;

(iii) since the date of this Agreement, there shall have been no material adverse change in the condition of the Leases or Wells, except depreciation of personal property through ordinary wear and tear, depletion resulting from production and economic, political or legal changes affecting the oil and gas industry in general; and

(iv) at the Closing Date, no suit, action or other proceeding shall be pending or threatened in which it is sought to restrain or prohibit the performance of or to obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

10. **Closing**. This Agreement may be executed by either Party and transmitted to the other Party by **facsimile transmission**, and the facsimile transmission shall be deemed to be an original. At the Closing, the following shall occur:

(a) Buyer and Seller shall agree upon a "**Closing Settlement Statement**," which shall include adjustments to the Purchase Price, which are known as of the Closing Date, as follows:

(i) The estimated amount to be received by Buyer, including any applicable bonuses, for Seller's interest in the quantity of saleable oil in storage on the Effective Date, net of all applicable taxes and net of any charges attributable to such oil that are deducted by the purchaser before remitting payment, which estimated amount shall be corrected to the actual amount received in the Final Settlement Statement (defined below); and

(ii) Any ad valorem, property, production, severance and similar taxes and assessments on the Subject Property for the calendar year 2010 shall be paid by the Seller. Upon receipt of an invoice for ad valorem taxes for 2011, Buyer shall forward a copy of same to Seller and Seller shall be responsible for payment to Buyer of 5/12ths of the same within thirty (30) days of receipt of such statement. In the event Seller receives such ad valorem tax statement, Seller shall forward such statement to Buyer and Seller shall deliver 5/12ths of the ad valorem tax to Buyer prior to the date on which such taxes are due and payable. It is the intent of this provision that Seller shall bear its proportionate share of the ad valorem taxes for tax year 2011 only, which taxes are billed at the beginning of 2012.

(b) Seller shall execute, acknowledge and deliver the following:

(i) an Assignment, Conveyance and Bill of Sale in a mutually satisfactory and recordable form containing a special warranty of title, the form of which is attached hereto as **Exhibit "B"** (the "**Assignment**");

(ii) counterpart assignments of operating rights and of record title to the Leases on officially approved forms to satisfy applicable governmental requirements; and

(iii) letters-in-lieu of transfer orders, and other instruments conveying title to the Subject Property and the production therefrom to Buyer. Buyer shall record and file the Assignment in a timely manner.

(c) Buyer shall deliver the remaining amount due of the Purchase Price, as adjusted pursuant to this **Section 10**, to Seller by wire transfer. The Final Purchase Price provided for under this Agreement excludes any sales taxes or other taxes in connection with the sale of property pursuant to this Agreement. If a determination is ever made that a sales tax or other transfer tax applies, Buyer shall be liable for such tax. Buyer shall also be liable for any applicable conveyance, transfer and recording fees, and real estate transfer stamps or taxes imposed on any transfer of property pursuant to this Agreement.

(d) Seller shall deliver the Records to Buyer.

(e) The Parties shall execute and deliver any necessary side letter agreements to fulfill the purpose of this Agreement.

11. **Post-Closing Covenants**.

(a) **Final Settlement Statement**. Not more than ninety (90) days after the Closing, Seller shall prepare and deliver to Buyer, in accordance with this Agreement, a Final Settlement Statement setting forth each adjustment or payment which was not finally determined as of the Closing and showing the calculation of such adjustments. As soon as practicable after receipt of the Final Settlement Statement, Buyer shall deliver to Seller a written report containing any changes which Buyer proposes be made to the Final Settlement Statement. The parties shall undertake with diligence to agree with respect to the amounts due pursuant to such post-Closing adjustments no later than one hundred twenty (120) days after the Closing. The date upon which such agreement is reached or upon which the Final Purchase Price is established shall be called the "**Final Settlement Date**". In the event that (1) the Final Purchase Price is more than the amount paid to Seller at Closing, Buyer shall pay to Seller in immediately available funds the amount of such difference, or (2) the Final Purchase Price is less than the amount paid to Seller at Closing, Seller shall pay to Buyer in immediately available funds the amount of such difference. Payment by Buyer or Seller shall be made within ten (10) business days of the Final Settlement Date.

(b) **Additional Payments Received**. After the Final Settlement Date, Seller covenants and agrees that it will hold and promptly transfer and deliver to Buyer, from time to time as and when received by it, any cash, checks with appropriate endorsements (using its reasonable efforts not to convert such checks into cash), or other property that it may receive which belongs to Buyer, and will account to Buyer for all such receipts.

(c) **Assumption of Obligations**. From and after the Effective Date, Buyer assumes, will be bound by, and agrees to perform all express and implied covenants and obligations of Seller relating to the Subject Property, whether arising under (i) the Fee Interests, the Leases, prior assignments of the Leases, the Contracts, the Easements, the Permits or any other contractually-binding arrangements to which the Subject Property (or any component thereof) may be subject and which will be binding on Buyer and/or the Subject Property (or any component thereof) after the Effective Date or (ii) any applicable laws, ordinances, rules and regulations of any governmental or quasi-governmental authority having jurisdiction over the Subject Property. Buyer also assumes Seller's proportionate part of the expenses and costs of plugging and abandoning the Wells and restoration of operation sites, all in accordance with the applicable laws, regulations and contractual provisions.

(d) The Buyer understands and agrees that the Subject Property is subject to all existing Contracts relating to the Subject Property. Buyer shall assume and be responsible for all such obligations of Seller as of the Effective Date.

(e) Buyer and Seller agree to execute and deliver from time to time such further instruments and do such other acts as may be reasonably necessary to effectuate the purposes of this Agreement.

12. **Costs and Revenues After Effective Date**. Seller shall be responsible for the payment of all costs, liabilities and expenses incurred in the ownership and operation of the Subject Property prior to the Effective Date and not yet paid or satisfied. Buyer shall be responsible for payment of all costs, liabilities and expenses incurred in the ownership and operation of the Subject Property after the Effective Date. Such costs and expenses shall include any necessary and reasonable expenses incurred by Seller in the operation, protection or maintenance of the Subject Property. All hydrocarbons produced after the Effective Date shall be the property of Buyer. Seller shall remit production proceeds, if any, received by Seller from sale of hydrocarbons belonging to Buyer, less expenses which Buyer is responsible for paying pursuant to this section, to Buyer immediately upon receipt. To the extent possible, adjustments shall be made to the Purchase Price to account for such costs and revenues in the Closing Settlement Statement or if not liquidated by such date, they shall be addressed in the Final Settlement Statement.

13. **Independent Investigation and Disclaimer**. The express representations of Seller set forth in this Agreement are exclusive and in lieu of any and all other representations. SELLER DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY OTHER REPRESENTATION, WARRANTY, STATEMENT OR INFORMATION MADE OR COMMUNICATED (ORALLY OR IN WRITING) TO BUYER, INCLUDING ANY STATEMENTS, REPRESENTATIONS, OPINIONS, INFORMATION OR ADVICE WHICH MAY HAVE BEEN PROVIDED AS AN ACCOMMODATION TO THE BUYER BY AN OFFICER, SHAREHOLDER, DIRECTOR, EMPLOYEE, AGENT, CONSULTANT OR REPRESENTATIVE OF SELLER, OR ANY ENGINEER OR ENGINEERING FIRM, OR ANY OTHER AGENT, CONSULTANT, OR REPRESENTATIVE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR THE ASSIGNMENT, SELLER MAKES ABSOLUTELY NO REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED OR STATUTORY, AS TO (a) TITLE TO ANY OF THE SUBJECT PROPERTY, (b) THE ABILITY OF ANY COMPONENT OF THE SUBJECT PROPERTY TO PRODUCE ANY HYDROCARBONS, (c) THE AMOUNTS, QUALITY OR DELIVERABILITY OF HYDROCARBON RESERVES ATTRIBUTABLE TO THE SUBJECT PROPERTY, OR ANY PART THEREOF, (d) GEOLOGICAL, GEOPHYSICAL OR OTHER INTERPRETATION OR ANY ECONOMIC EVALUATION, (e) PRESENT OR FUTURE SALES PRICES, OPERATING COSTS, OR OTHER ECONOMIC FACTORS, OR (f) THE CONDITION OR STATE OF REPAIR OF ANY WELL OR EQUIPMENT RELATING TO THE SUBJECT PROPERTY. BUYER ACKNOWLEDGES AND AFFIRMS THAT IT HAS EXERCISED ITS RIGHT TO INSPECT THE SUBJECT PROPERTY, AND EACH COMPONENT THEREOF, HAS SATISFIED ITSELF AS TO ITS PHYSICAL AND ENVIRONMENTAL CONDITIONS, BOTH SURFACE AND SUBSURFACE, AND FURTHER THAT BUYER HAS MADE ITS OWN INDEPENDENT INVESTIGATION, ANALYSIS AND EVALUATION OF THE SUBJECT PROPERTY AND EACH COMPONENT THEREOF (INCLUDING BUYER'S OWN ESTIMATE AND APPRAISAL OF THE EXTENT AND VALUE OF THE PETROLEUM, NATURAL GAS AND OTHER HYDROCARBON RESERVES RESPECTING EACH COMPONENT OF THE SUBJECT PROPERTY). THE PERSONAL PROPERTY (SURFACE AND SUBSURFACE) CONVEYED AS PART OF THE SUBJECT PROPERTY ARE SOLD HEREUNDER "WHERE IS, AS IS, WITH ALL FAULTS" AND WITHOUT ANY WARRANTIES OR REPRESENTATIONS OF ANY

KIND OR CHARACTER, EXPRESS OR IMPLIED OR STATUTORY, REGARDING THE CONDITION OR STATE OF REPAIR OF ANY OF THE EQUIPMENT COMPRISING PART OF THE SUBJECT PROPERTY.

14. **Indemnification**.

(a) **BY SELLER**. EXCEPT AS SPECIFICALLY PROVIDED HEREIN, SELLER AGREES TO INDEMNIFY AND HOLD HARMLESS BUYER, ITS OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS, FROM ALL CLAIMS, LOSSES, COSTS, LIABILITIES AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES AND COSTS) ARISING OUT OF OR RESULTING FROM SELLER'S OWNERSHIP OR OPERATION OF THE SUBJECT PROPERTY PRIOR TO THE CLOSING DATE.

(b) **BY BUYER**. EXCEPT AS SPECIFICALLY PROVIDED HEREIN, BUYER AGREES TO INDEMNIFY AND HOLD HARMLESS SELLER, ITS OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS, FROM ALL CLAIMS, LOSSES, COSTS, LIABILITIES AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES AND COSTS) ARISING OUT OF OR RESULTING FROM BUYER'S OWNERSHIP OR OPERATION OF THE SUBJECT PROPERTY AFTER THE CLOSING DATE.

15. **Miscellaneous**.

(a) **Further Assurances**. Seller agrees to execute any documents which it has the authority to execute, whether before or after the Closing, to aid Buyer in clearing or perfecting title and ownership to the Subject Property, and to facilitate the receipt of the proceeds of the sale of the production therefrom and attributable thereto. Buyer shall make any request for execution of such document in writing and shall provide Seller with a copy of the document.

(b) **Entire Agreement**. This Agreement together with the Exhibits attached hereto, shall constitute the complete agreement between the parties hereto and shall supersede all prior agreements, whether written or oral, and any representations or conversations with respect to the Subject Property.

(c) **Confidentiality**. If the Closing does not occur, Buyer will use its best efforts to keep all the information furnished by Seller to Buyer hereunder or in contemplation hereof strictly confidential including without limitation the Purchase Price and other terms of this Agreement, and will not use any of such information to Buyer's advantage or in competition with Seller, except to the extent such information (i) was already in the public domain, not as a result of disclosure by Buyer, (ii) was already known to Buyer, (iii) is developed by Buyer independently from the information supplied by Seller, or (iv) is furnished to Buyer by a third party independently of Buyer's investigation pursuant to the transaction contemplated by this agreement.

(d) **Notices**. All communications required or permitted under this Agreement shall be in writing and may be sent by facsimile. Such communication shall be deemed made when actually received, or if mailed by registered or certified mail, postage prepaid, addressed as set forth below, shall be deemed made three days after such mailing. Faxes will be deemed to be received when reflected in the fax confirmation sheet. Either party may, by written notice to the other, change the address for mailing such notices.

Notices to Seller:
Reef Income and Development Fund III, L.P.
1901 North Central Expressway
Suite 300
Richardson, Texas 75080
Phone: (972) 437 – 6792
Fax: (972) 994 – 0369
Attn: H. Walt Dunagin
Walt@Reefogc.com

Notices to Buyer:

Reef 2010 Income Fund, L.P.
1901 North Central Expressway
Suite 300
Richardson, Texas 75080
Phone: (972) 437 – 6792
Fax: (972) 994 – 0369
Attn: H. Walt Dunagin
Walt@Reefogc.com

(e) **Binding Effect**. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their successors and assigns.

(f) **Counterparts**. This Agreement may be executed in any number of counterparts, which taken together shall constitute one instrument and each of which shall be considered an original.

(g) **Law Applicable**. This Agreement, other documents delivered pursuant hereto all disputes and the legal relations between the Parties shall be governed and construed in accordance with the laws of the State of Texas, without giving effect to principles of conflicts of laws that would result in the application of the laws of anther jurisdiction. The Parties agree to venue in Dallas County, Texas for all disagreements, differences or claims made by the Buyer or the Seller.

(h) **Incorporation of Exhibits**. All exhibits and schedules referred to herein are attached hereto and are made a part hereof by this reference.

(i) **Survival**. Except for the special warranty of title which is incorporated in the Assignment, all other indemnities, representations, warranties and provisions of this Agreement shall survive the Closing for a period of one (1) year after the Effective Date at which time all such indemnities, representations, warranties and other provisions hereof shall expire, except with respect to any claims which have been asserted in a written notice delivered to the Party against whom such claim is made within said one (1) year time period.

(j) **Assignment** Neither Party may assign its rights or delegate its duties hereunder except with the prior, written consent of the other Party.

(k) **Headings**. The headings of the articles and sections of this Agreement are for guidance and convenience of reference only and shall not limit or otherwise affect any of the terms and provisions of this Agreement.

(l) **Timing**. Time is of the essence in this Agreement.

(m) **Expenses**. All fees, costs and expenses incurred by the Parties in negotiating this Agreement and in consummating the transactions contemplated by this Agreement shall be paid by the Party that incurred such fees, costs and expenses.

(n) **Amendment and Waiver**. This Agreement may be altered, amended or waived only by a written agreement executed by the Party to be charged. No waiver of any provision of this Agreement shall be construed as a continuing waiver of the provision.

(o) **Successors and Assigns**. This Agreement is binding upon and shall inure to the benefit of the Parties and, except where prohibited, their successors, representatives or assigns.

(p) **Third-Party Beneficiaries**. Unless expressly stated to the contrary, no third party is intended to have any rights, benefits or remedies under this Agreement.

(q) **Record Title.** It is understood by and between the parties that record title will be held by RCWI, L.P. on behalf of Buyer.

(r) **Severance**. If any provision of this Agreement is found to be illegal or unenforceable, the other terms of this Agreement shall remain in effect and this Agreement shall be construed as if the illegal or unenforceable provision had not been included.

[SIGNATURES ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed below by their duly authorized representatives.

SELLER

REEF INCOME AND DEVELOPMENT FUND III, L.P.
By: Reef Oil & Gas Partners, L.P., its general partner
By: Reef Oil & Gas Partners, GP, LLC, its general partner

By: ______________________
Michael J. Mauceli, Manager

BUYER

REEF 2010 INCOME FUND, L.P.
By: Reef Oil & Gas Partners, L.P., its general partner
By: Reef Oil & Gas Partners, GP, LLC, its general partner

By: ______________________
Michael J. Mauceli, Manager

EXHIBIT "A"

Legal Description
Lot 80, Carroll Tr, Maps Bk 3, Pg 33, Off of Los Angeles Co Recorder
Ptn Lots 22, 23 & 24, Blk C, Kenyon's Subdiv, Maps Bk 1, Pg 13, Off of Los Angeles Co Recorder
Lot 23 Blk 1 Pride of Alamitos Tract Bk 7 Pg 184 and S 85' Lots 17 & 18 Blk C Ocean Villa Tract As Per Map Recorded Bk 3 Pg 15
S 85' Lots 17 & 18 Blk C Ocean Villa Tract As Per Map Recorded Bk 3 Pg 15
Lot 32 & Lot 33, J. W. Boyd Tract, Sub of Ptn of Farm Lot 184, American Colony Tract, Map in Bk 5, Pg 56 in Off of Los Angeles Co Recorder
Lot 6, Tract No. 1772, Map in Bk 21, Pg 171 in Off of Los Angeles Co Recorder
Lot 6, Patch Tract, Map in Bk 4, Pg 87 in Off of Los Angeles Co Recorder
Lot 5, Blk 1, McCaslin Tr, map in Bk 7, Pg 36 of Maps, Off of Los Angeles Co Recorder
Ptn Lots 14 & 15, Blk 40, Resub of part of Alamitos Beach Twnsite, Maps Bk 5, Pg 55, Los Angeles Co
W 75' of Lot 6 & 8 Blk 67 Townsite of Long Beach As Per Map Recorded Bk 19 Pg 91-96
Ptn Lot 14, Baxter Todd's Sub, map in Bk 29, Pg 71, Misc Rec of Los Angeles Co
Ptn Farm Lot 94, Alamitos Tract, Map in Bk 36, Pg 40 Misc Rec in Off of Los Angeles Co Recorder
Lot 15, Stearns & Counts Park Tr, Maps Bk 6, Pg 103, Los Angeles Co
S40' Lot 22 Blk 1 Bartow Tract As Per Map Recorded In Bk 3 Pg 64
Lot 9, Blk 4 Strain and Lewis S/D of Villa Blks 13-16 As Per Map Recorded Bk 28, Pg 91
E 42', Lots 43 & 45, Martz Tr., As Per Map Recorded, Bk. 4, Pg. 16
Lots 5 & 6 of James S/D As Per Map Recorded In Bk 28 Pg 64
Ptn Lots 1 & 3, Blk 6, Heller & Hayes Tr, map in Bk 83, Pg 54, Misc Rec of Los Angeles Co
Ptn Lot 2, Blk 22, Twnsite of Long Beach, map in Bk 19, Pgs 91-96, Misc Rec of Los Angeles Co
Lot 34 & Lot 35, J. W. Boyd Tract, Sub of Ptn of Farm Lot 184, American Colony Tract, Map in Bk 5, Pg 56 in Off of Los Angeles Co Recorder
Lots 14, 16, 18 & 20, Blk 114, Twnsite of Long Beach, Bk 19, Pg 91, Misc Rec of Los Angeles Co
Ptn Lots 19, 20 & Lot 21, Blk 44, Townsite Long Beach, Map Bk 19, pg 91, et seq., Misc Rec., Los Angeles Co
Lot 7, Trude Tr, Maps Bk 7, Pg 16, Off of Los Angeles Co Recorder
Lot 7 Blk 1 Heller & Hayes Tract As Per Map Recorded Bk 83 Pg 54
Lot 14, Blk 61, Alamitos Beach Townsite, Map Bk 59, Pg 11, Misc Rec of Los Angeles Co
Ptn Lot 5, Blk 61, Alamitos Beach Twnsite, Map in Bk 59, Pg 11, Misc Rec of Los Angeles Co.
Lots 25 & 26, Blk 77, Twnsite of Long Beach, Bk 19, Pg 91, Misc Rec of Los Angeles Co
Lots 21 & 22, Blk 69, Twnsite of Long Beach, Bk 19, Pg 91, Misc Rec, Los Angeles Co
Ptn Lot 2, Blk 7, Alamitos Beach Townsite, Bk 59, Pgs 11-12, Misc Rec, Off of Los Angeles Co Rec
Lot 20, Wilson & Lyman's Resub, Wilson & Lyman's Sub, Map Bk 1, Pg 21, rec of Los Angeles Co
Lot 13 and Lot 15, Blk 53, Twnsite of Long Beach, Map in Bk 19, Pg 91 Misc Rec of Los Angeles Co
Lot 17, Blk 131, Plat of part of Alamitos Beach Twnsite, Map Bk 1, Pg 63, Los Angeles Co
Ptn Lot 1, Blk 130, Alamitos Beach Twnsite, Map Bk 1, Pg 63, rec of Los Angeles Co
Lots 10 & 12, Blk 72, Twnsite of Long Beach, map in Bk 19, Pg 91 et seq, Misc Rec of Los Angeles Co.
Lots 10 & 12, Blk 72, Twnsite of Long Beach, map in Bk 19, Pg 91 et seq, Misc Rec of Los Angeles Co
Lot 4 & Ptn Lot 5, Blk 73, Resub part Alamitos Beach Twnsite, map in Bk 5, Pg 55 of Maps, Off of Los Angeles Co Recorder
Lot 4, Blk 59, Alamitos Beach Townsite, Map Bk 59, Pg 11, Misc Rec of Los Angeles Co
Lot 7 and Ptn of Lot 8, Blk 60, Alamitos Beach Twnsite, Map in Bk 59, Pg 11, Misc Rec of Los Angeles Co
Ptn of Lot 12 and Lot 16, all Lot 14; W1/2 vacated alley adj to land in Blk 98, Long Beach Twnsite, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Lot 8, Tabernacle Tract, Map Bk 1, Pg 72, Los Angeles Co

Legal Description
Being a Portion of Lots 2, 3, 4 in Blk 1 and Lot 2 Blk 2 Together With The N 1/2 Alley Adjoining On South, Townsite of Alamitos Beach As Per Map Recorded Bk 59 Pg 11-12
Lot 2 Blk 2 and Lots 3 & 4 and W 50' of Lot 5 Tract 1174 Townsite Of Alamitos Beach As Per Map Recorded Bk 17 Pg 105
Lots 25 & 27 Blk 116 Townsite of Long Beach As Per Map Recorded Bk 49 Pg 91-96
Ptn of Lots 17,18,19 and 20, Blk 101, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Lots 9,11 and 13, Blk 113, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Lot 10 and Lot 12, Blk 114, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Ptn Lot 2, Blk 86, Resub part Alamitos Beach Twnsite, Map Bk 5, Pg 55, rec of Los Angeles Co
Lot Commencing On West Line of St. Louis Avenue 110' From South Line of Lot 4 Blk F Resubdivision of Portions of Alamitos Beach Townsite As Per Map Recorded Bk 43 Pg 9-10; Thence N 55' With Uniform Depth of 125' W Part of Said Lot 4 Blk F
N100' Lot 3 Blk 5 Townsite of Long Beach Except E50' of S40' As Per Map Recorded In Bk 19 Pg 91-96
W 100' of S 50', Lot 3, Blk 5, Townsite of Long Beach As Per Map Recorded, Bk. 19, Pg 91
E 50', of S 90' Lot 3, Blk 5, Townsite of Long Beach, As Per Map Recorded, Bk. 19, Pg 91
Lots 8 & 9 Blk 1 Lewis's S/D Villa Lot 18 American Colony Tract As Per Map Recorded 8/3/1887
Lot 9 Blk B Stanwood & Nash's S/D As Per Map Recorded Bk 36 Pg 76
W35' of Lot 14 Blk 1 Bartow Tract As Per Map Recorded In Bk 3 Pg 64
Lot 10 In Lot 20 of S/D of Villa Lots 19 & 20 of American Colony Tr As Per Map Recorded In Bk 2 Pg 20
E 42.5' of S 50' of Lot 3 Blk 2 As Per Map Recorded Bk 19 Pgs 91-96
E40' of N15' Lot 11 Blk 9 Townsend & Robinson Tract As Per Map Recorded Bk 2 Pgs 3 & 4 & E40' Lot 10 Blk 9 Townsend & Robinson Tract 2 As Per Map Recorded In Bk 3 Pg 23
Ptn of Lot 8 and Lot 9, Blk 60, Alamitos Beach Twnsite, Map in Bk 59, Pg 11, Misc Rec of Los Angeles Co
N 50' of Lot 8 Blk 1 Kempley's S/D As Per Map Recorded Bk 5 Pg 192
Lot 8 In Lot 20 of S/D of Villa Lots 19 & 20 of American Colony Tr As Per Map Recorded In Bk 2 Pg 20
Lot 5 Blk 1 Bartow Tract As Per Map Recorded Bk 3 Pg 64
Lots 9 & 11, B. M. Blyth's S/D, Lots 2 & 4, Blk 2, Townsite Long Beach, As Per Map Recorded, Bk. 1, Pg. 64
N73' Lot 24 Blk A Stanwood & Nash's S/D Recorded In Bk 36 Pg 76
Lot 21 Blk 3 Strain & Lewis S/D Villa Blocks 13-16 As Per Map Recorded Bk 28 Pg 91
Ptn Lot 2, Blk 20, Twnsite of Long Beach, map in Bk 19, Pg 91 et seq, Misc Rec of Los Angeles Co
W 1/2 of Lot 4, Blk 4, Heller & Hayes Tract, As Per Map Recorded In Book 83, Pg 54
Lot 11 Blk C Stanwood & Nashe's Subdivision As Per Map Recorded Bk 36 Pg 76
S 40', Lot 17 & 18, Blk C Stanwood Nash's, S/D, As Per Map Recorded, Bk 36, Pg 76
N50' of Lot 15 of Moore Tr As Per Map Recorded Bk 2 Pg 23
N50' of E 48', Lot 17 & 18, Blk C, Stanwood Nash's S/D, As Per Map Recorded, Bk 36, Pg 76
S75' Lot 6 Blk 8 Townsend & Robinson Tract No 2 As Per Map Recorded In Bk 3 Pg 21
Lot 1 Blk 1 Kempley's S/D As Per Map Recorded Bk 5 Pg 192
E 45.75' of W 80' of Lot 26 & E 25.75' of The W 60' of Lot 25, N 11.5' of W 34.25' Lot 25, Blk 1, Strain & Lewis S/D of Villa Blks. 13 - 16, As Per Map Recorded, Bk. 28, Pg. 91
Lot 1 Blk 3 Sullivan Tract As Per Map Recorded Bk 5 Pg 2
N 50' of S 100' Lot 3 Blk 2 As Per Map Recorded Bk 19 Pgs 91-96
Lot 8 Blk 1 Sullivan Tract As Per Map Recorded Bk 5 Pg 2
N 100' of W 110' and W 50' of E 90' of The N 100'. Lot 1, Blk 6, Townsite of Long Beach, As Per Map Recorded, Bk. 19, Pg. 91
S 50', Lots 13 & 14, S 50' W 22', Lot 15, Blk C, Stanwood & Nash's S/D As Per Map Recorded, Bk 36, Pg 76

Legal Description
Lot 7 Basford Tract As Per Map Recorded Bk 6 Pg 135
Lots 1 & 2, Long Beach Villa Tr., As Per Map Recorded, Bk. 4, Pg. 22
Lot 3, Long Beach Villa Tr., As Per Map Recorded, Bk. 4, Pg. 22
Lot 13, Long Beach Villa Tr., As Per Map Recorded, Bk. 4, Pg. 22
Lot 10, Faust Tr., As Per Map Recorded, Bk. 5, Pg 144
Lot 11, Faust Tr., As Per Map Recorded, Bk. 5, Pg. 144
Lot 16, Blk 2, Strain & Lews S/D, of Villa Blk S. 13 - 16, As Per Map Recorded, Bk. 28, Pg. 91
Lot 12, Blk B, Stanwood & Nash's Sub, Farm Lot 182, American Colony Tr, map in Bk 36, Pg 76, Misc Rec, Off of Los Angeles Co Recorder
Lot 11 Blk 3 Strain & Lewis S/D of Villa Blocks 13 - 16 As Per Map Recorded Bk 28 Pg 91
W 105' of N 40' of Lot 2 and S 10' of Lot 2 Blk 4 Sullivan Tract As Per Map Recorded Bk 5 Pg 2
Lot 19, Locust Ave., Tr., As Per Map Recorded, Bk. 7, Pg. 135
Lot 7, Foster Tr., As Per Map Recorded, Bk. 6, Pg. 100
Lot 2, Blk 1, Eno & Varney Tr., As Per Map Recorded, Bk. 4, Pg. 55
Lot 5, Blk2, Eno & Varney Tr., As Per Map Recorded, Bk. 4, Pg. 55
E 58' of S 60', Lot 24 Locust Ave. Tr., As Per Map Recorded, Bk. 8, Pg. 135
Lot 4 Less The E 5' of Moore Tr As Per Map Recorded Bk 2 Pg 23
Lot 8, Blk 2, Bartow Tr., As Per Map Recorded, Bk. 3, Pg 64
Lot 6, Blk 4, Bartow Tr., As Per Map Recorded, Bk. 3, Pg 64
Lots 8, 9, 17 & 18 Blk 9 Townsend & Robinson Tract As Per Map Recorded Bk 2 Pg 3-4 Less Any Interest In N 20' of Said Lots 8 & 9 Vested In The County of Los Angeles
Lot 17, Blk 4, Bartow Tr., As Per Map Recorded, Bk. 3, Pg. 64
Lot 19, Blk 4, Bartow Tr., As Per Map Recorded, Bk. 3, Pg. 64
Lot 25, Blk 4, Bartow Tr., As Per Map Recorded, Bk. 3, Pg. 64
Lot 3 Blk 4 of Strain & Lewis S/D of Villa Blks 13-16 As Per Map Recorded In Bk 28 Pg 91
Portion Lot 15 Tract 1480
N40' Lot 20 Blk 1 Bartow Tract As Per Map Recorded In Bk 3 Pg 64
Lot 5, Blk 6, Bartow Tr, Maps Bk 3, Pg 64, Off of Los Angeles Co Recorder
Lots 13 & 15, B. M. Blyth's S/D, Lots 2 & 4, Blk 2, Townsite of Long Beach, As Per Map Recorded, Bk. 1, Pg. 54
W 90' of Tr Marked Reservoir, Stanwood and Nash's S/D of Farm Lot 182 of The American Colony Tr As Per Map Recorded Bk 36, Pg 76
S25' Lot 21 & N10' Lot 22 Blk 1 Bartow Tract As Per Map Recorded In Bk 3 Pg 64
W 90' of Tr Marked Reservoir, Stanwood and Nash's S/D of Farm Lot 182 of The American Colony Tr As Per Map Recorded Bk 36, Pg 76
Lots 1 & 2 Blk 2 Lewis's S/D of Villa Block 18 of American Colony Tract As Per Map Recorded 8/3/1887 Less W 65'
E89' Lot 15 Blk 1 Bartow Tract As Per Map Recorded In Bk 3 Pg 64
Lot 9, Blk 4, Bartow Tr., As Per Map Recorded, Bk. 3, Pg. 64
S 100' W 150', E 172', of Reservoir Tr., Stanwood & Nash's S/D of Farm Lot 182, of American Colony Tr., As Per Map Recorded, Bk 36, Pg76
S 25 Ft. of W 1/2 of Lot 3, Blk 4, Heller & Hayes Tract As Per Map Recorded In Book 83, Pg 54
Lot 20, Blk 1, Strain & Lewis S/D of Villa Blk S. 13 - 16, As Per Map Recorded, Bk. 28, Pg. 91
E102' of Lot 23, Locust Ave. Tr., As Per Map Recorded, Bk. 8, Pg. 135
W 96' of N 15' of Lot 11 Blk 9 Townsend & Robinson Tract As Per Map Recorded Bk 2 Pg 3-4 and W 96' of Lot 10 Blk 9 Townsend & Robinson Tract 2 As Per Map Recorded Bk 3 Pg 21
S 60' of The W 90', Lot 24, Locust Ave. Tr., As Per Map Recorded, Bk. 8, Pg. 135

Legal Description
Lot 26 & S40' of Lot 25 & Lot 18 All in Blk 4 of Strain & Lewis S/D of Villa Blks 13-16 As Per Map Recorded in Bk 28 Pg 91
W 41 & 2/3', Lot 14, Blk 3, Bartow Tr., As Per Map Recorded, Bk. 3, Pg. 64 & W 41 & 2/3', Lot 47, James S/D, Bk.28, Pg 64
Lot 13 and Lot 15, Blk 116, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Lot 16, Blk 101, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles
Lot 15 of Day Tract, Map Bk 6, Pg 27, Rec of Los Angeles Co
Ptn Lot 18, Tract No. 4327, Map in Bk 51, Pg 88 in Off of Los Angeles Co Recorder
Lots 21 & 22 Blk 117 Townsite of Long Beach As Per Map Recorded Bk 19 Pg 91-96
Lot 7 and Ptn of Lot 8, Blk 60, Alamitos Beach Twnsite, Map in Bk 59, Pg 11, Misc Rec of Los Angeles Co
Lots 10,11 & 12, Blk 1, Lewis's Sub of Villa, Lot 18, American Colony Tract, in Off of Los Angeles Co Recorder
Lot 9 and Lot 11, Blk 92, Long Beach Twnsite per Map in Bk 19, Pg 91, in Misc Rec of Los Angeles Co
Northerly 65' Lot 5, Blk 94, Alamitos Beach Twnsite, Map in Bk 1, Pg 63, Rec of Los Angeles Co
Lot 13 and Lot 15, Blk 117, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Lot 16, Blk 101, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles
Lot 6, Blk 117, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Ptn of Lot 12 and Lot 16, all Lot 14; W1/2 vacated alley adj to land in Blk 98, Long Beach Twnsite, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Lot 2 and Lot 4, Blk 117, Long Beach Twnsite, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Pcl 1: Lots 23 & 24, except the Southerly 100' thereof; Pcl 2: Lot 25, except the Southerly 100' & except the Easterly 9' thereof, all in Blk 94, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Lot 19, 20, 21 & 22 Blk 100 Townsite of Long Beach S Per Map Recorded Bk 19 Pg 91-96
Lot 6, Blk 62, Alamitos Beach Twnsite, Map in Bk 59, Pg 11 & 12, Misc Rec of Los Angeles Co
Lot 13, Blk 131, plat part Alamitos Beach Twnsite, Map Bk 1, Pg 63, rec of Los Angeles Co
Lot 5, Blk 60, Alamitos Beach Twnsite, Map in Bk 59, Pg 11, Misc Rec of Los Angeles Co
Lot 40, Tract 2182, shown in Map Bk 25, Pg 22, Records of Los Angeles Co
Lot 15, Blk 62, Alamitos Beach Twnsite, Map in Bk 59, Pg 11, Misc Rec of Los Angeles Co
Lot 4, Junipero Tr, Maps Bk 9, Pg 146, Off of Los Angeles Co Recorder
Lot 48, Hoffman Tract, Map in Bk 7, Pg 194 in Off of Los Angeles Co Recorder
Lot 55, Carroll Tract, Map in Bk 3, Pg 33 in Off of Los Angeles Co Recorder
Lot 68, Carroll Tr, Maps Bk 3, Pg 33, Off of Los Angeles Co Recorder
Lot 66, Carroll Tr, Maps Bk 3, Pg 33, Off of Los Angeles Co Recorder
Lot 23, Hoffman Tract, Map in Bk 7, Pg 194 in Off of Los Angeles Co Recorder
Ptn Lot 1, Blk 14, Resub of Blks 13 & 14, Alamitos Beach Twnsite, Bk 84, Pg 2, Misc Rec of Los Angeles Co
Pcl 1: Lots 6, 8 & 10, Resub of Blk 102; Pcl 2: Lots 12, 14 & 16, Resub of Blk 102, all in Twnsite of Long Beach, Map in Bk 21, Pg 72, Misc Rec of Los Angeles Co
Pcl 1: Easterly 116' of Lot 1; & Pcl 2: Northerly 1/2 of Easterly 116' of Lot 3; All in B lk 89, Townsite of Long Beach, Map in Bk 19, Pg 91, et seq, Misc Rec of Los Angeles Co
1/195 int in Lot 1 Tr 32381, Map in Bk 852 pgs 28 & 29 Misc Rec of L.A.Co; fomerly, Easterly 10' of Lot 3, except Northerly 100' & Lot 4, except Northerly 100' thereof, Blk 14, Resub of Blks 13 & 14, Alamitos Beach Twnsite, Map Bk 84, Pg 2, Misc Rec LA Co
Pcl 6: Lots 4 & 5, Tract 810, Map in Bk 16, Pg 79, Rec of Los Angeles Co
Northerly 260' Lots 3 & 4, Blk 7 of Alamitos Beach Twnsite, Map in Bk 59, Pg 11 & 12, Misc Rec of Los Angeles Co

Legal Description
Ptn Lot 1, Blk 7, Alamitos Beach Townsite, Bk 59, Pgs 11-12, Misc Rec, Off of Los Angeles Co Rec
Lot 6 and S 80' of Lot 8 Tabernacle Tract As Per Map Recorded Bk 1 Pg 72
Ptn of Lot 17 and Lot 18, Blk 98 of Long Beach Twnsite, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Ptn of Lot 17 and Lot 18, Blk 98, Long Beach Twnsite, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
E 34' of Vacated Alley Between Lots 16 & 18 ; E 34' Lots 18, 20, 22, 24, 26, & 28 and W 6' Ofalley On W Side Lot 15 Tabernacle Tract Blk 79 Townsite of Long Beach As Per Map Recorded Bk 19 Pg 91
Lots 1, 3, 5, 7, 9, & 11 Blk 80 Townsite of Long Beach As Per Map Recorded Bk 19 Pg 91-96
Lots 9 & 10 Blk 79 Tabernacle Tract Bk 1 Pg 72 and Ptn Lots 22, 24, 26 & 28 Blk 90 Townsite of Long Beach Bk 19 Pg 91
Undivided 1/3 Interest in All Lots 2, 4, and 6 Blk 80 Townsite of Long Beach As Per Map Recorded Bk 19 Pg 91-96
Lot 19, Blk 61, Alamitos Beach Twnsite, Map in Bk 59, Pg 11, Misc Rec of Los Angeles Co
Lots 5 & 7 Blk 91 Townsite of Long Beach
Ptn of Lot 12 and Lot 16, all Lot 14; W1/2 vacated alley adj to land in Blk 98, Long Beach Twnsite, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
S 100' of Lots 17, 18, 19 & 20 Blk 65 Townsite of Long Beach As Per Map Recorded Bk 19 Pg 91-96
Lot 29, Tr 2182, Map Bk 25, Pg 22, Los Angeles Co
Ptn of Lot 8 and Lot 9, Blk 60, Alamitos Beach Twnsite, Map in Bk 59, Pg 11, Misc Rec of Los Angeles Co
Ptn of Lots 18,19 and 20, Blk 62, Alamitos Beach Twnsite, Map in Bk 59, Pg 11, Misc Rec of Los Angeles Co
Ptn of Lots 18,19 and 20, Blk 62, Alamitos Beach Twnsite, Map in Bk 59, Pg 11, Misc Rec of Los Angeles Co
Ptn of Lots 18,19 and 20, Blk 62, Alamitos Beach Twnsite, Map in Bk 59, Pg 11, Misc Rec of Los Angeles Co
Ptn of Lot 12 and Lot 16, all Lot 14; W1/2 vacated alley adj to land in Blk 98, Long Beach Twnsite, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
W 50 Ft of Lots 1, 3, 5 in Blk 115, Long Beach Twnsite, Map filed in Bk 19, Pg 91 of Misc Rec in off of Los Angeles Co Rec
Lots 1, 3 & 5, Blk 102, Twnsite of Long Beach, Map in Bk 19, Pg 91 et seq, Misc Rec of Los Angeles Co
Lot 3, Block 5 Alamitos Townsite As Per Map Recorded In Bk 10, Pg 61
Lots 2,4,6 and 8, Blk 90, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Ptn of Lots 17,18,19 and 20, Blk 65, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Pcl 1: Lots 24 , 26 & 28, except the Westerly 110' thereof; Pcl 2: Southerly 15' of Easterly 40' of Westerly 150' of Lot 22, all in Blk 90, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Pcl 1: Southerly 1/2 of Esterly 126' of lot 3; Pcl 2: Northerly 10' of Esterly 126' of lot 5; Pcl 3: Sotherly 15' of lot 5; Pcl 4: all of lot 7, all in Blk 89, Townsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Lots 1, 3, 5, 7 & 9 and E 148' of N 3' of Lot 11 Blk 100 Townsite of Long Beach As Per Map Recorded Bk 19 Pg 91
E 62' of Lot 5 Blk 1 Heller & Hayes Tract As Per Map Recorded Bk 88 Pg 54
Ptn Lot 6, B.A. Bridge Tr, map in Bk 6, Pg 2 of Maps, Off of Los Angeles Co Recorder
Lot 4, The Wyly Tr, Map Bk 11, Pg 180, rec of Los Angeles Co
Lot 1, The Wyly Tr, Map Bk 11, Pg 180, rec of Los Angeles Co
Ptn Lot 2, Blk 21, Twnsite of Long Beach, map in Bk 19, Pgs 91-96, Misc Rec of Los Angeles Co
Ptn Lot 3, Fourth Street Tr, Maps Bk 2, Pg 89, Off of Los Angeles Co Recorder
Pcl 3-Lots 31 & 32, Tract 2182, recorded in Map Bk 25, Pg 22, Records of Los Angeles Co

Legal Description
Lot 11, Blk 19, Subdiv of Villa Lots 19 & 20, American Colony Tr, Maps Bk 2, Pg 20, Off of Los Angeles Co Recorder
Lot 7, Tr #2538, Maps Bk 25, Pg 27, Off of Los Angeles Co Recorder
Ptn Lot 1, Blk P, Resub of ptns of Alamitos Tr & Alamitos Beach Twnsite, Bk 43, Pg 9, Misc Rec, Off of Los Angeles Co Recorder
Lot 35, Long Beach Land Company's Villa Tr, map in Bk 2, Pg 36 of Maps, Off of Los Angeles Co Recorder
Lot 6, Tr #2538, Maps Bk 25, Pg 27, Off of Los Angeles Co Recorder
Ptn Lot 1 & all Lot 9, Tr #1328, Maps Bk 18, Pg 65, Off of Los Angeles Co Recorder
Lot 1, Tr 1990, Map Bk 21, Pg 93, rec of Los Angeles Co
Lot 13, Blk 138, Resub ptns Alamitos Tr & Alamitos Twnsite, map in Bk 43, Pgs 9 & 10, Misc Rec of Los Angeles Co
Ptn Lots 17 & 18, Coughran Tr, Map Bk 3, Pg 48, rec of Los Angeles Co
Lot 14, East Side Tr, Map Bk 2, Pg 59, rec of Los Angeles Co
Ptn Lot 3, Fourth Street Tr, Maps Bk 2, Pg 89, Off of Los Angeles Co Recorder
Ptn Lot 12, Blk 1, McCaslin Tr, Maps Bk 7, Pg 35, Off of Los Angeles Co Recorder
Ptn Lot 4, Steed's Sub, map in Bk 1, Pg 74, Misc Rec of Los Angeles Co
Ptn Lot 18, Coughran Tr, Map Bk 3, Pg 48, rec of Los Angeles Co
Ptn Lot 2, Blk 28, Twnsite of Long Beach, map in Bk 19, Pgg 91 et seq, Misc Rec of Los Angeles Co
Lot 21, Graves Tr, Maps Bk 3, Pg 80, Los Angeles Co
Ptn Farm Lot 94, Alamitos Tr, Bk 36, Pg 40, Misc Rec, Off of Los Angeles Co Recorder
Ptn Lot 22, Temple Park Tr, Maps Bk 11, Pg 165, Off of Los Angeles Co Recorder
Lot 6, Blk 134, Alamitos Tract, Map in Bk 36, Pg 37 Misc Rec of Los Angeles Co
Lot 10, Tract No. 1852, Map in Bk 20, Pg 188 in Off of Los Angeles Co Recorder
Ptn Lot 1 & Lot 2, Hoffman Tract, Map in Bk 7, Pg 194 in Off of Los Angeles Co Recorder
Lot 15, Tract No. 3129, Map in Bk 29, Pg 84 in Off of Los Angeles Co Recorder
Lot 9, Tract No. 4327, Map in Bk 51, Pg 88 in Off of Los Angeles Co Recorder
Lot 1, Fourth Street Tr, Maps Bk 2, Pg 89, Off of Los Angeles Co Recorder
Lot 12, Fourth Street Tr, map in Bk 2, Pg 89 of Maps, Off of Los Angeles Co Recorder
Ptn Lot 1, Blk 26, Twnsite of long Beach, map in Bk 19, Pgs 91-96, Misc Rec of Los Angeles Co
Lot 6, Blk 134, Alamitos Tract, Map in Bk 36, Pg 37 Misc Rec of Los Angeles Co
Ptn Lots 1, 3, 5 & 7, Blk 76, Twnsite of Long Beach, Bk 19, Pg 91, Misc Rec of Los Angeles Co
Ptn of Lot 20 and Lot 21, Blk 76, Long Beach Twnsite, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Lot 5, Blk 54, Alamitos Beach Twnsite, Bk 59, Pgs 11 & 12, Misc Rec in Los Angeles Co
Ptn Lot 5, Blk 94, Plat of part of Alamitos Beach Twnsite, Map in Bk 1, Pg 63, Los Angeles Co
Lot 12, East Side Tr, Map Bk 2, Pg 59, rec of Los Angeles Co
Lot 7, Stearns & Counts Park Tr, Maps Bk 6, Pg 103, Los Angeles Co
Ptn Lot 12, Blk 49, Plat of Resubdiv of Alamitos Beach Twnsite, in Map Bk 5 Pg 55, Misc Rec of Los Angeles Co
Lots 1, 3, 5 & 7, Blk 72, Twnsite of Long Beach, map in Bk 19, Pg 91 et seq, Misc Rec of Los Angeles Co
Lot 5 and Ptn of Lot 4, Falcon Tract, Map in Bk 10, Pg 6, Rec of Los Angeles Co
Lots 1 & 3, Blk 52, Twnsite of Long Beach, map in Bk 19, Pgs 91 et seq, Misc Rec, Los Angeles Co
Ptn Lots 1 & 2, Blk 129, Plat part Alamitos Beach Twnsite, Map Bk 1, Pg 63, rec of Los Angeles Co
Lot 11, Blk 3, Orange Avenue Tr, map in Bk 5, Pg 108 of Maps, Off of Los Angeles Co Recorder
Ptn Lot 3, Blk C, Resub ptn Alamitos Tr and Alamitos Beach Twnsite map in Bk 43, Pgs 9 & 10, Misc Rec of Los Angeles Co
Lots 20, 21, 22, and 23 of Bock "N" of the Ocean Pier Tract, City of Long Beach, County of Los Angeles, California.

Legal Description
Ptn Lots 5 & 6, Tr 4008, Map Bk 39, Pg 58, rec of Los Angeles Co
Lot 8, Blk 3, Heller & Hayes Tr; a resub Blks 1, 24 & 25, City of Long Beach, Bk 83, Pg 54, Misc Rec, Off of the Los Angeles Co Recorder
Lot 4, Blk 128, Resub ptns Alamitos Tr & Alamitos Beach Twnsite, map in Bk 43, Pgs 9 & 10, Misc Rec of Los Angeles Co
Ptn Lot 3, Blk 6, Twnsite of Long Beach, map in Bk 19, Pgs 91-96, Misc Rec of Los Angeles Co
Lot 38, Tract No 2182, Map in Bk 25, Pg 22 Rec of Los Angeles Co
Ptn Lot 4, Blk 23, Twnsite of Long Beach, map in Bk 19, Pg 91 - 96, Misc Rec of Los Angeles Co
Ptn Lots 8&9, Blk 134, Alamitos Tract, shown on Map in Bk 36, Pgs 37-44, Misc Rec , Los Angeles Co .
Lots 5 & 7, Reed & Beeson's Sub, map in Bk 34, Pg 3, Misc Rec, Los Angeles Co
Ptn Lot 1, Blk 26, Twnsite of long Beach, map in Bk 19, Pgs 91-96, Misc Rec of Los Angeles Co
Lot 20, East Side Tr, Map Bk 2, Pg 59, rec of Los Angeles Co
Lot 8, Holmes & Notmans Sub, Map Bk 3, Pg 49, rec of Los Angeles Co
Ptn Lot 15, Wilson & Lyman's Resub, Wilson & Lyman's Sub, Map Bk 1, Pg 21, rec of Los Angeles Co
Pcl 2 - Lot 15, East Side Tr, Map Bk 2, Pg 59, rec of Los Angeles Co
Lot 34, Long Beach Land Company's Villa Tr, Maps Bk 2, Pg 36, Off of Los Angeles Co Recorder
Lots 2,4,6 & 8,Blk 103, Twnsite Long Beach, Map in Bk 19,Pg 91, et seq, Misc Rec of Los Angeles Co
Lot 21 Blk 113 of Townsite of Long Beach As Per Map Recorded Bk 19 Pg 91
Lots 13 & 14 Blk 112 Townsite of Long Beach Bk 19 Pg 91
S 90' Lots 27 & 28 Blk 104 Townsite of Long Beach As Per Map Recorded Bk 19 Pg 91
Ptn Lot 10, Blk 111, Twnsite of Long Beach, Map in Bk 19, Pg 91, et seq, Misc Rec of Los Angeles Co
Lot 10 and Lot 12, Blk 114, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Pcl 1:Ptn Lot 26 & Lots 27&28,Blk115,Twnsite Long Beach; Pcl 2: Lot 25 & Ptn Lot 26,Blk 115, Twnsite Long Beach; Pcl 3: Lots 26&28,Blk116, Twnsite Long Beach, All in Map in Bk 19, Pg 91, et seq, Misc Rec of Los Angeles Co
Lot 3 of Tichenor Tract, as per map recorded in Bk 3, Pg 72.
Ptn Lots 3 & 4, Blk 4, Alamitos Beach Townsite, Bk 59, Pgs 11-12, Misc Rec, Off of Los Angeles Co Rec
Lot 7, Blk 59, Alamitos Beach Twnsite, Map in Bk 59, Pgs 11 & 12, Misc Rec of Los Angeles Co
Ptn of Lot 1, Blk 5, Alamitos Beach Twnsite, Map in Bk 59, Pg 11, Misc Rec of Los Angeles Co
W 50' Lots 2, 4, & 6 Blk 114 Townsite of Long Beach As Per Map Recorded Bk 19 Pg 91
An Undivided 1.896 % Interest in Lots 9, 11 & 13 Blk 113 Townsite of Long Beach As Per Map Recorded Bk 19 Pg 91-96
Lot 5, Blk 55, Alamitos Beach Twnsite, Bk 59, Pgs 11 & 12, Misc Rec of Los Angeles Co
Ptn Lots 25 & 26, Blk 115, Twnsite Long Beach, Map in Bk 19, Pgs 91, et seq, Misc Rec of Los Angeles Co
Lot 10 and Lot 12, Blk 114, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Lot 22, Blk 101, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Ptn of Lots 17,18,19 and 20, Blk 101, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Ptn of Lots 17,18,19 and 20, Blk 101, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Ptn of Lots 17,18,19 and 20, Blk 101, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Lots 9,11 and 13, Blk 113, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Lots 9,11 and 13, Blk 113, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Lots 9,11 and 13, Blk 113, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Lots 9,11 and 13, Blk 113, Twnsite of Long Beach in City of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Lot 7, Block 62, Alamitos Beach Townsite, as per map recorded in bk 59, pg 11, of misc. records.

Legal Description
An undivided 1/3 interest in the West 41 ft of Lot 3 of the Fourth Street Tract as per map in Bk 2, Pg 89 of Maps.
An undivided 1/2 interest in Lot 1 of the Fourth Street Tract, map Bk 2, Pg 89 of Maps.
Lot 9, Roger Tract, as per map recorded in Bk 12, Pg 25 of maps in the office of County Recorder.
The Easterly 26 ft of Lot 14 and the Westerly 9.5 ft of Lot 15 of Wilson & Lyman's Subdivision, as per map recorded in Bk 1, Pg 21 of Maps.
Lots 9,11 and 13, Blk 113, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Lot 1, Blk 3, Strain & Lewis Sub of Villa, Blks 13,14,15 & 16, Long Beach, Map in Bk 28, Pg 91 Misc Rec in Off of Los Angeles Co Recorder
Northerly 65' Lot 5, Blk 94, Alamitos Beach Twnsite, Map in Bk 1, Pg 63, Rec of Los Angeles Co
Lot 18, Blk 1, Tract No. 1950, Map in Bk 22, Pg 102 in Off of Los Angeles Co Recorder
Lot 21, Blk 1, Tract No. 1950, Map in Bk 22, Pg 102 in Off of Los Angeles Co Recorder
.0436 acres more particularly described in that certain Subsurface Oil & Gas Lease dated February 28, 1962, Rec in Bk M1018, Pg 824 Misc Rec in Off of Los Angeles Co Recorder, Ptn Farm Lot 94, Alamitos Tr, Map in Bk 36, Pg 40.
E 52' of Lots 14 & 15 Blk 4 Strain & Lewis Subdivision of Villa Blocks 13-16 As Per Map Recorded Bk 28 Pg 91
Lot 8, Alamitos Ave Tract, Map in Bk 8, Pg 183 in Off of Los Angeles Co Recorder
Ptn Lot 6 & Lot 7, Blk 3, Hamilton's Sub of Lot 185, American Colony Tract, Map in Bk 1, Pg 99 in Off of Los Angeles Co Recorder
Lot 12 Holloway Tract Being Part of E.W. Hall Tract As Per Map Recorded Bk 6 Pg 88
Lot 7, Blk 4, Strain & Lewis Sub of Villa, Blks 13,14,15 & 16, Long Beach, Map in Bk 28, Pg 91 Misc Rec in the Off of Los Angeles Co Recorder
E 110' Lot 11 Holloway Tract As Per Map Recorded Bk 6 Pg 88
Lot 9 & Lot 10, J. W. Boyd Tract, Sub of Ptn of Farm Lot 184, American Colony Tract, Map in Bk 5, Pg 56, in Off of Los Angeles Co Recorder
Lot 22 & Lot 24 & Ptn Lt 20, Bridges Sub, Ptn of Farm Lot 184, American Colony Tract, Map in Bk 1, Pg 75 in Off of Los Angeles Co Recorder
Lot 32 & Lot 34, Blk 1, Atlantic Ave Addition, Long beach, Sub of Ptn of Farm Lot 184, Map in Bk 1, Pg 91 in Off of Los Angeles Co Recorder
Lot 21 Blk 113 of Townsite of Long Beach As Per Map Recorded Bk 19 Pg 91
Lots 9,11 and 13, Blk 113, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Ptn Lots 17, 18, 19, 20, 21 & 22, Blk 104, Twnsite of Long Beach, Map in Bk 19, Pg 91, et seq, Misc Rec of Los Angeles Co
Lots 9,11 and 13, Blk 113, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Lot 10 and Lot 12, Blk 114, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Lots 9,11 and 13, Blk 113, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Lot 10 and Lot 12, Blk 114, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Lot 43, J. W. Boyd Tract, Sub of Ptn of Farm Lot 184, American Colony Tract, Map in Bk 5, Pg 56 in Off of Los Angeles Co Recorder
Ptn of Lots 17,18,19 and 20, Blk 101, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Ptn Lot 20 & Lot 21, J. W. Boyd Tract, Sub of Ptn of Lot 184, American Colony Tract, Map in Bk 5, Pg 56 in Off of Los Angeles Co Recorder
Lots 9,11 and 13, Blk 113, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Being a Portion of Lots 2, 3, 4 in Blk 1 and Lot 2 Blk 2 Together With The N 1/2 Alley Adjoining On South, Townsite of Alamitos Beach As Per Map Recorded Bk 59 Pg 11-12
Lot 10 and Lot 12, Blk 114, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co

Legal Description
Lot 3, Alamitos Ave Tract, Sub of Villa, Lot 17, American Colony Tract, Long Beach, Map in Bk 8, Pg 183 in Off of Los Angeles Co Recorder
Ptn Lot 27 & Lot 28, Long Beach Land Company, Villa Tract, Map in Bk 2, Pg 36 in Off of Los Angeles Co Recorder
S 12.5' of E 100' Lot 7& N 3.125' of E 100' Lot 9 Blk 1132Of Townsite of Long Beach As Per Map Recorded Bk 19 Pg 91
Ptn of Lots 23,25 and 27, Blk 102, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Easterly 12' Lots 1 & 4; & West;ly 24' of Lots 2 & 3, Blk 58, Alamitos Beach Twnsite, Map in Bk 59, Pg 11, Misc Rec of Los Angeles Co
An undivided 1/4 interest in Lot 13, Block 131 of Alamitos Beach Townsite as per map recorded in Bk 1, Pg 63 of Maps.
Lot 5 Blk 59 Alamitos Beach Townsite As Per Map Recorded Bk 59 Pg 11-12
Lot 15 & E 2' of Lot 16 Bk 57 Alamitos Beach Townsite As Per Map Recorded Bk 59 Pg 11-12
Lot 19 Blk 57 Townsite of Alamitos Beach As Per Map Recorded Bk 59 Pg 11-12
Undivided 13950/142000 Interest Lot 12 Blk 57 Townsite of Alamitos Beach As Per Map Recorded Bk 59 Pg 11-12
Undivided 22500/142000 Interest Lot 12 Blk 57 Townsite of Alamitos Beach As Per Map Recorded Bk 59 Pg 11-12
Lot 7, Blk 55, Alamitos Beach Twnsite, Bk 59, Pgs 11 & 12, Misc Rec of Los Angeles Co
Ptn Lots 10, 11 & 12, Blk 60, Alamitos Beach Twnsite, Map in Bk 59, Pg 11, Misc Rec Off of Los Angeles Co Rec
Ptn Lot 1, Blk 9, Alamitos Beach Twnsite, Bk 59, Pg 11, Misc Rec of Los Angeles Co
Lot 14, Blk 61, Alamitos Beach Townsite, Map Bk 59, Pg 11, Misc Rec of Los Angeles Co
Lot 14, Blk 61, Alamitos Beach Townsite, Map Bk 59, Pg 11, Misc Rec of Los Angeles Co
Lot 6, Blk 56, Alamitos Beach Twnsite, Bk 59, Pgs 11 & 12, Misc Rec of Los Angeles Co
Ptn Lot 17, Blk 62, Alamitos Beach Twnsite, Bk 59, Pgs 11 & 12, Misc Rec of Los Angeles Co
Ptn Lot 4, Blk 58, Alamitos Beach Townsite, Map Bk 59, Pg 11, Misc Rec of Los Angeles Co
Ptn Lot 2, Blk 7, Alamitos Beach Townsite, Bk 59, Pgs 11-12, Misc Rec, Off of Los Angeles Co Rec
Lot 2, Tract 2983, Map in Bk 34, Pg 98 in Off of Los Angeles Co Recorder
Lot 8, Tr 810, Map in Bk 16, Pg 79, Off of Los Angeles Co Rec
Lot 7 and Ptn of Lot 8, Blk 60, Alamitos Beach Twnsite, Map in Bk 59, Pg 11, Misc Rec of Los Angeles Co
Ptn Lot 1, Blk 7, Alamitos Beach Townsite, Bk 59, Pgs 11-12, Misc Rec, Off of Los Angeles Co Rec
Ptn of Lot 19 and Lot 20, Blk 55, Alamitos Beach Twnsite, Map in Bk 59, Pg 11, Misc Rec of Los Angeles Co
Lot 14, Blk 60, Alamitos Beach Twnsite, Map in Bk 59, Pg 11, Misc Rec of Los Angeles Co
Ptn Lot 2, Blk 7, Alamitos Beach Townsite, Bk 59, Pgs 11-12, Misc Rec, Off of Los Angeles Co Rec
Northerly 50' of Southerly 100', Lot 7, Blk 58, Alamitos Beach Twnsite, Map in Bk 59, Pg 11, Misc Rec of Los Angeles Co
Ptn Lot 1, Blk 7, Alamitos Beach Townsite, Bk 59, Pgs 11-12, Misc Rec, Off of Los Angeles Co Rec
Ptn Lot 2, Blk 7, Alamitos Beach Townsite, Bk 59, Pgs 11-12, Misc Rec, Off of Los Angeles Co Rec
Ptn Lot 2, Blk 7, Alamitos Beach Townsite, Bk 59, Pgs 11-12, Misc Rec, Off of Los Angeles Co Rec
Ptn Lot 3, Blk 22, Twnsite of Long Beach, map in Bk 19, Pgs 91-96, Misc Rec of Los Angeles Co
Lot 7 & W 53' of Lot 16 Blk 57 Townsite of Alamitos Beach As Per Map Recorded Bk 59 Pg 11-12
Lots 26, 27 & 28 Blk N Ocean Pier Tract As Per Map Recorded Bk 5 Pg 107
Ptn Lot 1, Blk 7, Alamitos Beach Townsite, Bk 59, Pgs 11-12, Misc Rec, Off of Los Angeles Co Rec
Lots 11, 12, 13 & 14, except the Northerly 70.84' thereof, Blk 111, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co

Legal Description
Ptn Lot 3, Blk 55, Alamitos Beach Twnsite, Map in Bk 59, Pgs 11 & 12, Misc Rec of Los Angeles Co
Northerly 72 ft of Lot 6, Block 94, Alamitos Beach Townsite, as per Plat recorded in bk 1. pg 63, of maps recorded in office of county recorder.
Lots 7 & 19A, Blk B of Ocean Pier Tract, Map in Book 5, Pg 107, Rec of Los Angeles Co
Lot 5 of Tract 2935, as per map recorded in bk 34, pg 43.
The South 100 ft of Lots 17 and 18 in Block 74 of the Long Beach Townsite, as per map recorded in bk 19, pg 91 of Misc. Records.
The North 260 ft. of Lots 2 & 3 in Block 10 of the Alamitos Beach Townsite, as per map recorded in bk 59, pg 11 of Misc. Records.
Lot 12 in Block 104 of the Townsite of Long Beach, as per map recorded in bk 19, pg 91 of Misc. records in office of county recorder.
Lot 2 and Portion of Lot 3 Blk 8, Lot 4 Blk 10 Alamitos Beach Townsite Bk 59 Pg 11
Lot 13, Block 62, Alamitos Beach Townsite, City of Long Beach, County of Los Angeles, California.
Lot 20 Blk B Ocean Pier Tract As Per Map Recorded Bk 5 Pg 107
E 5' of Lot 5 All of Lot 6 Tract 1174 City of Long Beach As Per Map Recorded Bk 17 Pg 105
Pcl 1: Ptn Lot 1, Blk 5, Alamitos Beach Townsite, City of Long Beach, Bk 10, Pgs 51-52 and Bk 59, Pgs 11-12, Misc Rec, Off of Los Angeles Co Rec; Pcl 2: Ptn of Easterly 1/2 of Third Place
Lots 2,4,6 & 8,Blk 103, Twnsite Long Beach, Map in Bk 19 Pg 91, et seq, Misc Rec of Los Angeles Co
Lot 15 Blk B Ocean Pier Tract As Per Map Recorded Bk 5 Pg 107
Lots 11, 12, 13, & 14 Blk L Ocean Pier Tract As Per Map Recorded Bk 5 Pg 135
Lots 15 & 16, Blk M, Ocean Pier Tract, Map in Bk 5, Pg 107, Misc Rec of Los Angeles Co
Lots 10-12 Blk B Ocean Pier Tract As Per Map Recorded Bk 5 Pg 107
Lot 22, Blk 113, Townsite Long Beach, Map in Bk 19 Pg 91, et seq, Los Angeles Co
Lot 2 Blk N Ocean Pier Tract As Per Map Recorded Bk 5 Pg 107
Pcl 1: Ptn Lots 23, 25 & 27, Blk 103, Townsite Long Beach, Map in Bk 19 Pgs 91, et seq, Misc Rec of Los Angeles Co
Lot 3 Blk N Ocean Pier Tract As Per Map Recorded Bk 5 Pg 107
Ptn Lot 5, Blk 112, Twnsite of Long Beach, Bk 19, Pg 91, Misc Rec of Los Angeles Co
Pcl 1: Lots 6, 8 & 10, Resub of Blk 102; Pcl 2: Lots 12, 14 & 16, Resub of Blk 102, all in Twnsite of Long Beach, Map in Bk 21, Pg 72, Misc Rec of Los Angeles Co
Pcl 1-Westerly 75' of Easterly 175' of Lots 1,3,5,7,9&11, Blk 112; Pcl 2-Easterly 100' of Lot5, except Northerly 24.5'; & Easterly 100' of Northerly 12.5' of Lot7, Blk 112, all of Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Lot 1 Blk N Ocean Park Tract As Per Map Recorded Bk 5 Pg 107
Ptn Lot 2, Blk 7, Twnsite of Long Beach, map in Bk 19, Pg 91 et seq, Misc Rec of Los Angeles Co
Lot 2, Blk 87, Resub part Alamitos Beach Twnsite, Map Bk 5, Pg 55, rec of Los Angeles Co
W 150' of S 50' of N 100' Lot 3 Blk 6 Townsite of Long Beach As Per Map Recorded Bk 19 Pg 91
Ptn Lot 2, Blk 21, Twnsite of Long Beach, map in Bk 19, Pgs 91-96, Misc Rec of Los Angeles Co
Ptn Lot 1, Blk 22, Twnsite of Long Beach, map in Bk 19, Pgs 91-96, Misc Rec of Los Angeles Co
Ptn Lot 2, Blk 21, Twnsite of Long Beach, map in Bk 19, Pgs 91-96, Misc Rec of Los Angeles Co
Ptn Lot 1, Blk 21, Twnsite of Long Beach, map in Bk 19, Pgs 91-6, Misc Rec of Los Angeles Co
Ptn Lot 2, Blk 22, Twnsite of Long Beach, map in Bk 19, Pgs 91-96, Misc Rec of Los Angeles Co
Ptn Lot 2, Blk 22, Twnsite of Long Beach, map in Bk 19, Pgs 91-96, Misc Rec of Los Angeles Co

Legal Description
Lot 5, Blk 127, Resub ptns Alamitos Tr & Alamitos Beach Twnsite, map in Bk 43, Pgs 9 & 10, Misc Rec of Los Angeles Co
Ptn Lot 3, Blk 21, Twnsite of Long Beach, map in Bk 19, Pgs 91 - 96, Misc Rec of Los Angeles Co
Lot 12, Blk C, Bishop Street Tr No 1, Map Bk 3, Pg 18, rec of Los Angeles Co
Lot 13, Pine Avenue Tr, map in Bk 2, Pg 16 of Maps, Off of Los Angeles Co Recorder
Lot 3, Holmes & Notmans Sub, Map Bk 3, Pg 49, rec of Los Angeles Co
Lot 12, Blk C, Stanwood & Nash's Sub, Farm Lot 182, American Colony Tr, map in Bk 36, Pg 76, Misc Rec, Off of Los Angeles Co Recorder
Lot 4, Blk 128, Resub ptns Alamitos Tr & Alamitos Beach Twnsite, map in Bk 43, Pgs 9 & 10, Misc Rec of Los Angeles Co
Ptn Lots 3, 4, & 6, Twnsite of Long Beach, map in Bk 19, Pgs 91-96, Misc Rec of Los Angeles Co
Ptn Lot 3, Blk 6, Twnsite of Long Beach, map in Bk 19, Pgs 91-96, Misc Rec of Los Angeles Co
Pcl 2 - Ptn Lot 2, Blk 7; Pcl 5 - Ptn Lot 4, Blk 7; All Twnsite of Long Beach, map in Bk 19, Pg 91 et seq, Misc Rec of Los Angeles co
Ptn Lot 2, Blk 22, Twnsite of Long Beach, map in Bk 19, Pgs 91-96, Misc Rec of Los Angeles Co
Lot 12, Holmes & Notmans Sub, Map Bk 3, Pg 49, rec of Los Angeles Co
Ptn Lots 10 & 11, Steen's Sub, Map Bk 1, Pg 74, rec of Los Angeles Co
Lot 2, Lenton's Sub, Map Bk 1, Pg 27, rec of Los Angeles Co
Ptn Lot 4, Steen's Sub, map in Bk 1, Pg 74, Misc Rec of Los Angeles Co
Lot 10, Wilson & Lyman's Resub, Wilson & Lyman's Sub, Map Bk 1, Pg 21, rec of Los Angeles Co
Lot 19, Sixth Street Tr, Map Bk 2, Pg 99, rec of Los Angeles Co
Lot 8, Holmes & Notmans Sub, Map Bk 3, Pg 49, rec of Los Angeles Co
Lot 7, Blk D, Bishop Street Tr No 1, Map Bk 3, Pg 18, rec of Los Angeles Co
E 50' of Lot 1 & Lot 2, George H. Walker Tract, Map in Bk 9, Pg 63 in Off of Los Angeles Co Recorder
Lot 12, Pine Avenue Tr, map in Bk 2, Pg 16 of Maps, Off of Los Angeles Co Recorder
Ptn Lot 2, Blk 28, Twnsite of Long Beach, map in Bk 19, Pgs 91 et seq, Misc Rec of Los Angeles Co
Ptn Lot 3, Blk 104, Plat part Alamitos Beach Twnsite, Map Bk 1, Pg 63, rec of Los Angeles Co
Ptn Lots 17 & 18, Blk 130, Plat part Alamitos Beach Twnsite, Map Bk 1, Pg 63, rec of Los Angeles Co
Lot 18, Blk 128, Resub ptns Alamitos Tr & Alamitos Beach Twnsite, map in Bk 43, Pgs 9 & 10, Misc Rec of Los Angeles Co
Ptn Lot 8, Blk 132, Plat part Alamitos Beach Twnsite, Map Bk 1, Pg 63, rec of Los Angeles Co
Lot 13, Blk 131, plat part Alamitos Beach Twnsite, Map Bk 1, Pg 63, rec of Los Angeles Co
Lots 9 & 11 Blk 46 Townsite of Long Beach As Per Map Recorded Bk 19 Pg 91
Lot 5 Except E 11' Blk 131 Townsite of Alamitos Beach As Per Map Recorded Bk 1 Pg 63
Ptn Lots 8 & 9, Blk 138, Resub parts Alamitos Tr & Alamitos Beach Twnsite, map in Bk 43, Pg 9, Misc Rec, Off of Los Angeles Co Recorder
Ptn Lot 5, Blk S, Resub ptn Alamitos Tr & Alamitos Beach Twnsite, map in Bk 43, Pg 9 et seq, Misc Rec, Off of Los Angeles Co Recorder
Lot 6, Wilson & Lyman's Resub, map in Bk 1, Pg 21 of Maps, Off of Los Angeles Co Recorder
Ptn Lot 19, Wilson & Lyman's Sub, map in Bk 1, Pg 21 of Maps, Off of Los Angeles Co Recorder
Ptn Lot 15, Steen's Sub, Map Bk 1, Pg 74, rec of Los Angeles Co
Ptn Lot 15, Steen's Sub, Map Bk 1, Pg 74, rec of Los Angeles Co
Lot 4, Blk C, Bishop Street Tr No 1, Map Bk 3, Pg 18, rec of Los Angeles Co
Pcl 1 - Ptn Lots 6 & 7; Pcl 2 - Ptn Lot 7; ALL in Enloe's Resub Blk 106, Alamitos Beach Twnsite, map in Bk 4, Pg 80 of Maps, Off of Los Angeles Co Recorder
Lot 20, Sixth Street Tr, Map Bk 2, Pg 99, rec of Los Angeles Co
Ptn Lots 1 & 2, Blk 128, Resub ptn Alamitos Tr & Alamitos beach Twnsite, map in Bk 43, Pg 9, Misc Rec, Off of Los Angeles Co Recorder

Legal Description
Lot 13, Blk 1, V H Swarting's Sub ptn Blk S, Alamitos Beach Twnsite, City of Long Beach, map in Bk 1, Pg 83 of Maps, Off of Los Angeles Co Recorder
E 46' of N 50' Lot 2 Blk 129 Alamitos Beach Townsite As Per Map Recorded Bk 1 Pg 63
Lot 6 Blk D Bishop Street Tract # 2 As Per Map Recorded Bk 3 Pg 18
Ptn Lot 1, Blk 130, Alamitos Beach Twnsite, Map Bk 1, Pg 63, rec of Los Angeles Co
Lot 13, Stearns & Counts Park Tr, Map Bk 6, Pg 103, Rec of Los Angeles Co
Ptn Lots 1 & 2, Blk 127, Resub ptns Alamitos Tr & Alamitos Beach Twnsite, map in Bk 43, Pgs 9 & 10, Misc Rec of Los Angeles Co
Ptn Lots 8 & 9, Tr No 2991, Map Bk 34, Pg 51, rec of Los Angeles Co
Lot 4, Tr No 854, Map Bk 16, Pg 69, rec of Los Angeles Co
Ptn Lots 7 & 8, Tr No 1262, Map Bk 20, Pg 5, rec of Los Angeles Co
Ptn Lots 3 & 4, Tr 1262, Map Bk 20, Pg 5, rec of Los Angeles Co
Lot 3, Tr No 854, Map Bk 16, Pg 69, rec of Los Angeles Co
Ptn Lot 20, Blk 2, V H Swarting's Sub, Map Bk 1, Pg 83, rec of Los Angeles Co
Lot 1, Tract 2991, City of Long Beach, Maps Bk 34, Pg 51, Off of Los Angeles Co Rec
Ptn of Lot 1 and Lot 3, Blk 53, Twnsite of Long Beach, Map in Bk 19, Pg 91 Misc Rec of Los Angeles Co
E 50' of S 72' Lot 2 Blk 99 Alamitos Tract Bk 36 Pg 37-44
Lot 9, Tr 2935, Map in Bk 34, Pg 43, Off of Los Angeles Co Recorderorder
Lot 6, Blk 54, Alamitos Beach Twnsite, Bk 59, Pgs 11 & 12, Misc Rec of Los Angeles Co
Ptns Lots 4 & 5., Blk 96, Alamitos Tract, Map in Bk 36, Pgs 37-44, Misc Rec of Los Angeles Co
Lot 17 & Ptn Lot 16, Blk 63, Alamitos Beach Twnsite, Bk 59, Pgs 11 & 12, Misc Rec of Los Angeles Co
Ptn Lots 1 & 2, Blk 96, Alamitos Tr, Bk 36, Pgs 37-44, Misc Rec of Los Angeles Co
Ptn Lot 1, Blk 99, Alamitos Tr, Bk 36, Pgs 37-44, Misc Rec of Los Angeles Co
Pcl 2: Lot 8, except Northerly 75' & Easterly 17.5'; Easterly 12.5' of Lot 7, except Northerly 75', Blk 96, Alamitos Tract, Map in Bk 36, Pg 37-44, Misc Rec of Los Angeles Co
Ptn Lots 6 & 7, Blk 96, Alamitos Tr, Bk 36, Pgs 37-44, Misc Rec of Los Angeles Co
Ptn Lot 6, Blk 99, Alamitos Tr, Bk 36, Pgs 37-44, Misc Rec of Los Angeles Co
Ptn Lot 5, Blk 61, Alamitos Beach Twnsite, Map in Bk 59, Pg 11, Misc Rec of Los Angeles Co
Lots 19, 20, 21 & 22, Blk 72, Twnsite of Long Beach, Bk 19, Pg 91, Misc Rec, Los Angeles Co
Lot 13 & ptn Lot 14, Wilson & Lyman's Resub, Wilson & Lyman's Sub, Map Bk 1, Pg 21, rec of Los Angeles Co
1/195 int in Lot 1 Tr 32381, Map Bk 852 pgs 28 & 29 Misc Rec of L.A.Co; formerly, Ptn Lots 3 & 4, Blk 14, Resub of Blks 13 & 14, Alamitos Beach Twnsite, Bk 84, Pg 2, Misc Rec LA Co
Lots 10 & 12, Tr 2182, Map Bk 5, Pg 22, Rec of Los Angeles Co
Ptn Lots 21 & 23, Blk 54, Townsite Long Beach, Map in Bk 19, Pg 91, et seq, Misc Rec of Los Angeles Co
Lots 17 & 19, Blk 54, Townsite Long Beach, Map in Bk 19, Pgs 91, et seq, Misc Rec of Los Angeles Co
Lots 2, 4, 6, 8, 10 & 12, Blk 42, Twnsite of Long Beach, Bk 19, Pg 91, Misc Rec of Los Angeles Co
Ptn of Lot 1 and Lot 3, Blk 67, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
S 83.35' of Lot 20 Blk 53 Alamitos Beach Townsite As Per Map Recorded Bk 59 Pg 11-12
Lot 1 & Ptn Lot 2, Blk 95, Plat of Ptn of Alamitos Beach Twnsite, Map in Bk 1, Pg 63, Los Angeles Co
Lot 4, Blk 53, Alamitos Beach Twnsite, Map in Bk 59, Pgs 11 & 12, Misc Rec of Los Angeles Co
Ptn Lot 7, Blk 99, Alamitos Tract, Map in Bk 36, Pg 37, Misc Rec of Los Angeles Co
Ptn Lot 17, Blk 45, Twnsite of Long Beach, map in Bk 19, Pg 91 et seq, Misc Rec, Los Angeles Co
Lot 16, Blk 53, Alamitos Beach Twnsite, Map in Bk 59, Pg 11 Misc Rec of Los Angeles Co
Ptn Lot 6, Blk 136, Resub ptns Alamitos Tr & Alamitos Beach Twnsite, map in Bk 43, Pgs 9 & 10, Misc Rec, Los Angeles Co
S 50' of Lots 8 & 9 Blk 62 Townsite of Alamitos Beach
Lot 2, Blk 64, Alamitos Beach Townsite, Map Bk 59, Pgs 11 & 12, Misc Rec of Los Angeles Co

Legal Description
Lot 4 & ptn Lot 5, Blk 81, Alamitos Beach Twnsite, Map in Bk 59, Pg 11, Misc Rec of Los Angeles Co
Pcl 1 - Ptn Lot 10; Pcl 2 - Ptn Lots 10 & 11; All of Steen's Sub, Map Bk 1, Pg 74, rec of Los Angeles Co
Ptn Lot 5, Blk D, Resub ptns Alamitos Tr & Alamitos Beach Twnsite, map in Bk 43, Pgs 9 & 10, Misc Rec of Los Angeles Co
Lot 7, Holmes & Notmans Sub, Map Bk 3, Pg 49, rec of Los Angeles Co
Ptn Lot 1, Blk 1, V.H. Swarting's Sub, Map Bk 1, Pg 85, rec of Los Angeles Co
Ptn Lots 17 & 18, Wilson & Lyman's Resub, Wilson & Lyman's Sub, Map Bk 1, Pg 21, rec of Los Angeles Co
Ptn Lots 24 & 26, East Side Tr, Map Bk 2, Pg 59, rec of Los Angeles Co
Ptn Lot 7, Frazier's Sub, Map Bk 1, Pg 14, rec of Los Angeles Co
Lot 20, East Side Tr, Map Bk 2, Pg 59, rec of Los Angeles Co
Lot 5, Blk 3, Bishop Street Tr No 1, Map Bk 3, Pg 18, rec of Los Angeles Co
Lots 25 & 26, Blk 47, Townsite of Long Beach, City of Long Beach, Bk 19, Pg 91, Misc Rec, Off of Los Angeles Co Rec
Lot 8, The Robinson Tr, Map Bk 1, Pg 30, rec of Los Angeles Co
Ptn Lot 10, Blk 2, V.H. Swarting's Sub, Map Bk 1, Pg 83, rec of Los Angeles Co
Ptn Lot 12, Woodley Tr, Map Bk 11, Pg 5, rec of Los Angeles Co
Ptn Lots 21 & 23, Blk 1, V.H. Swarting's Sub, Map Bk 1, Pg 85, rec of Los Angeles Co
Lot 26 Blk 95 Townsite of Long Beach As Per Map Recorded Bk 19 Pg 91-96
Ptn Lots 4, 5 & 6, Blk S, Resub ptns Alamitos Tr & Alamitos Beach Twnsite, map in Bk 43, Pgs 9 & 10, Misc Rec of Los Angeles Co
Ptn Lots 8 & 9, Blk 103, Plat part Alamitos Beach Twnsite, Map Bk 1, Pg 63, rec of Los Angeles Co
Ptn of Lot 5, Blk 61, Alamitos Beach Twnsite, Map in Bk 59, Pg 11, Misc Rec of Los Angeles Co
Lots 7 & 16 of Tr 5503, Map in Bk 61, Pg 8, Rec of Los Angeles Co
Ptn Lot 20, Blk 2, V.H. Swarting's Sub, Map Bk 1, Pg 83, rec of Los Angeles Co
Lot 14, Blk 2, V.H. Swarting's Sub, Map Bk 1, Pg 83, rec of Los Angeles Co
Pcl 1 - Ptn Lots 23 & 25, East Side Tr, Map Bk 2, Pg 59; Pcl 2 - Lot 11, Home Acre Tr, Map Bk 8, Pg 71; ALL rec of Los Angeles Co
Lot 11, Blk C, Bishop Street Tr No 1, Map Bk 3, Pg 18, rec of Los Angeles Co
Lot 15, Blk 1, V.H. Swarting's Sub, Map Bk 1, Pg 85, rec of Los Angeles Co
Lot 7, Blk 128, Resub ptn Alamitos Tr & Alamitos Beach Twnsite, map in Bk 43, Pgs 9 & 10, Misc Rec of Los Angeles Co
Ptn Lot 2, Bishop St Tr No 2, Map Bk 3, Pg 37, rec of Los Angeles Co
Lot 20, The park Tr, Map Bk 2, Pg 78, rec of Los Angeles Co
Lot 12, Sixth Street Tr, Map Bk 2, Pg 99, rec of Los Angeles Co
Lots 5 & 6, Bishop Street Tr No 2, Map Bk 3, Pg 37, rec of Los Angeles Co
Lot 3, Blk 94, Plat part of Alamitos Beach Townsite, Map in Bk 1, Pg 63, Rec of Los Angeles Co
Ptn Lot 5, Blk D, Resub ptns Alamitos Tr & Alamitos Beach Twnsite, City of Long Beach, map in Bk 43, Pg 9, Misc Rec of Los Angeles Co
Ptn Lot 3, Blk 26, Twnsite of Long Beach, map in Bk 19, Pgs 91-96, Misc Rec of Los Angeles Co
Lot 11, Sixth Street Tr, Map Bk 2, Pg 99, rec of Los Angeles Co
Ptn Lot 3, Blk 3, Alamitos Beach Twnsite, map in Bk 43, Pgs 9 & 10, Misc Rec of Los Angeles Co
Pcl 2 - Ptn Lot 3, Blk 7, Twnsite of Long Beach, map in Bk 19, Pg 91 et seq, Misc Rec, Los Angeles Co
Lot 9, Home Acre Tr, Map Bk 8, Pg 71, rec of Los Angeles Co
Ptn Lots 4 & 5, Kenyon's Sub, map in Bk 1, Pg 13 of Maps, Off of Los Angeles Co Recorder
Lot 2, P S West Tr, Map Bk 7, Pg 133, rec of Los Angeles Co
Lot 7, Goughran Tr, Maps Bk 3, Pg 48, Off of Los Angeles Co Recorder
Pcl 2 - Lot 4, Holmes & Notman's Sub, Map Bk 3, Pg 49, rec of Los Angeles Co
Ptn Lots 1 & 3, Reed & Beeson's Sub, map in Bk 34, Pg 3, Misc Rec of Los Angeles Co

Legal Description
Lot 10, Fourth Street Tr, map in Bk 2, Pg 89 of Maps, Off ov Los Angeles Co Recorder
Ptn Lots 2 & 4, Blk 47, Twnsite of Long Beach, map in Bk 19, Pgs 91-96, Misc Rec of Los Angeles Co
Ptn Lots 18 & 19, Rose Tr No 2, map in Bk 3, Pg 18 of Maps, Off of Los Angeles Co Recorder
Ptn Lots 8 & 9, Blk 130, Alamitos Beach Twnsite, Map Bk 1, Pg 63, rec of Los Angeles Co
Lot 9 and Ptn of Lot 8, Blk 134, Alamitos Tract, map in Bk 36, Pg 37 Misc Rec of Los Angeles Co
Ptn Lot 2 of The Park Tract, Maps Bk 2, Pg 78, Los Angeles Co
Ptns Lots 1 & 2, Blk 2, McCaslin Tr, Maps Bk 7, Pg 35, in Off of Los Angeles Co Recorder
Ptn Lots 1 & 2, Tract 810, Maps Bk 16, Pg 79, Off of Los Angeles Co Rec
Lot 17, Tract No. 1950, Map in Bk 22, Pg 102 in Off of Los Angeles Co Recorder
Lot 18, Walnut Ave & Seventh St Tract, Map in Bk 8, Pg 127 in Off of Los Angeles Co Recorder
Pcl 1 - Lot 7, Blk 1, Tract No. 1950, Map in Bk 22, Pg 102 in Off of Los Angeles Co Recorder & Pcl 2 - Lot 3, Hoffman Tract, map in Bk 7, Pg 194 in Off of Los Angeles Co Recorder
Lot 19, Blk 1, Tract No. 1950, Map in Bk 22, Pg 102 in Off of Los Angeles Co Recorder
Lot 24, Carroll Park Tr, Maps Bk 4, Pg 31, Off of Los Angeles Co Recorder
Lot 24, Cherry Ave Tract, Map in Bk 11, Pg 41 in Off of Los Angeles Co Recorder
Lot 23, Coughran Tr. Maps Bk 3, Pg 48, Off of Los Angeles Co Recorder
Ptn Lot 23, Iowa Tr, map in Bk 3, Pg 3 of Maps, Off of Los Angeles Co Recorder
Lot 10, W. H. Cox Tr, Maps Bk 8, Pg 32, Off of Los Angeles Co Recorder
Ptn Lots 15 & 16, Long Beach Land Company's Villa Tr, Maps Bk 2, Pg 36, Off of Los Angeles Co Recorder
Ptn Lot 14, Blk 1, The Bartow Tr, Maps Bk 3, Pg 64, Off of Los Angeles Co Recorder
Lot 8, Blk 2, V.H. Swarting's Sub, Map Bk 1, Pg 83, rec of Los Angeles Co
Lot 20 and W 15' of Lot 21 Blk 2 Blount Tract # 2 As Per Map Recorded Bk 3 Pg 14
Lot 39 & Lot 41, Martz Tract, Map in Bk 4, Pg 16 in Off of Los Angeles Co Recorder
Ptn (W 80') Lot 1 & Lot 2, George H. Walker Tract, Map in Bk 9, Pg 63 in Off of Los Angeles Co Recorder
Lot 20, Blk 2, Tract No. 1950, Map in Bk 22, Pg 102 in Off of Los Angeles Co Recorder
Lot 12, Tract No. 3322, Map in Bk 34, Pg 32 in Off of Los Angeles Co Recorder
Lot 10, Blk 1, Tract No. 1950, Map in Bk 22, Pg 102 in Off of Los Angeles Co Recorder
Lot 8, Blk 1, Tract No. 1950, Map in Bk 22, Pg 102 in Off of Los Angeles Co Recorder
Ptn Lot 94, Alamitos Tract, Map in Bk 36, Pg 40 in Misc Rec in Off of Los Angeles Co Recorder
Ptn Farm Lot 94, Alamitos Tract, Map in Bk 36, Pg 40 in Misc Rec in Off of Los Angeles Co Recorder
Ptn Lot 23, Temple Park Tr, Maps Bk 11, Pg 165, Off of Los Angeles Co Recorder
Lot 17, George H. Walker Tract, Map in Bk 9, Pg 63 in Off of Los Angeles Co Recorder
Lot 10, Blk 1 Alamitos Park Tract, As Per Map Recorded Bk 6 Pg 152
S 50' Lots 9 & 10, Blk C, Stanwood & Nash's S/D, As Per Map Recorded, Bk 36, Pg 76
Lot 12 Blk 3 Strain & Lewis S/D of Villa Blocks 13 - 16 As Per Map Recorded Bk 28 Pg 91
Ptn Lot 11 & all Lot 12, Heller Tr, Maps Bk 2, Pg 33, Off of Los Angeles Co Recorder
Lot 11 Blk 1 Blount Tract # 2 As Per Map Recorded Bk 3 Pg 14
Ptn Lot 13, Tr No 2538, map in Bk 25, Pg 27 of Maps, Off of Los Angeles Co Recorder
S 10' of E 22.5' of Lot 19 & N 20' E 22.5' Lot 20 Blk 66 Townsite of Alamitos Beach As Per Map Recorded Bk 59 Pg 11-12
Ptn Lt 14, Blk B, Sparkes Sub, Map in Bk 5, Pg 29 in Off of Los Angeles Co Recorder
Lot 3, Blk 1, Hamilton Sub, Lot 185, American Colony Tract, Map in Bk 1, Pg 99 in Off of Los Angeles Co Recorder
Lot 11, Tract No. 3129, Map in Bk 29, Pg 84 in Off of Los Angeles Co Recorder
W36' of E80' Lots 12 & 14 Blk 2 Heller & Hayes Tr As Per Map Recorded Bk 83 Pg 54
Portion of Lot 1 Blk D Resubdivision of Alamitos Tract As Per Map Recorded Bk 43 Pg 9
N 50' of Lot 4, Florida Tract, As Per Map Recorded Bk 10 Pg 120
Portion of Farm Lot 94 Alamitos Tract As Per Map Recorded Bk 36 Pg 37-44

Legal Description
Ptn Lot 23, Carroll Park Tr, Maps Bk 4, Pg 31, Off of Los Angeles Co Recorder
Lot 9 Tract 1852 As Per Map Recorded Bk 20 Pg 168
Ptn (W 80') Lot 1 & Lot 2, George H. Walker Tract, Map in Bk 9, Pg 63 in Off of Los Angeles Co Recorder
Ptn Lot 2 Blk 3 Heller & Hay's Tract As Per Map Recorded Bk 83 Pg 54
Lot 8, Fortuna Home Tr, Maps Bk 11, Pg 55, Off of Los Angeles Co Recorder
Portion of Farm Lot 94 Alamitos Tract As Per Map Recorded Bk 36 Pg 37-44
Lots 2 & 4, Wilson & Lyman's Resub, Wilson & Lymans Sub, Map Bk 1, Pg 21, rec of Los Angeles Co
Ptn Lot 3 & all Lot 5, Coughran Tr, Maps Bk 3, Pg 48, Off of Los Angeles Co Recorder
Ptn Lot 3, Blk 20, Twnsite of Long Beach, map in Bk 19, Pg 91 et seq, Misc Rec of Los Angeles Co
Ptn Lots 25 & 27, Sub Blk 8, Twnsite of Long Beach, map in Bk 21, Pg 58, Misc Rec of Los Angeles Co
Lot 2, Nathan Varney's Sub, Map Bk 1 at Pg 13, rec of Los Angeles Co
Pcl 1 - Lots 11, 13, & 15, Sub Blk 8, Twnsite of Long Beach, map in Bk 21, Pg 58, Misc Rec, Los Angeles Co
Lot 13 Blk 44 Resubdivision of Portion of Townsite of Alamitos Beach As Per Map Recorded Bk 5 Pg 55
Ptn Lot 19, Blk 43, Resub of part of Alamitos Beach Townsite, City of Long Beach, Maps Bk 5, Pg 55, Los Angeles Co Rec
Ptn Lot 1, Blk 44, Resub part Alamitos Beach Twnsite, map in bk 5, Pg 55 of Maps, Off of Los Angeles Co Recorder
Ptn Lot 2, Blk 28, Twnsite of Long Beach, map in Bk 19, Pgs 91 et seq, Misc Rec of Los Angeles Co
Lot 24, Wilson & Lyman's Resub Wilson & Lyman's Sub, Map Bk 1, Pg 21, rec of Los Angeles Co
Ptn Lot 18, Blk 129, Plat part Alamitos Beach Twnsite, Map Bk 1, Pg 63, rec of Los Angeles Co
Lot 1, Wilson & Lyman's Resub, Wilson & Lyman's Sub, Map Bk 1, Pg 21, rec of Los Angeles Co
Ptn Lot 7, Frazier's Sub, Map Bk 1, Pg 14, rec of Los Angeles Co
S 50' Lot 1 Blk 17 Townsite of Long Beach As Per Map Recorded Bk 19 Pg 91
Lots 1, 3, 5 & 7, Blk 72, Twnsite of Long Beach, map in Bk 19, Pg 91 et seq, Misc Rec of Los Angeles Co
Ptn Lot 24, Tract No. 1852, Map in Bk 20, Pg 168 in Off of Los Angeles Co Recorder
Lot 23 in Wilson & Lyman's Resubdivision of Portion of Alamitos Tract & Townsite of Alamitos Beach As Per Map Recorded Bk 1 Pg 21
N 260' Lot 2 Blk 7 Townsite of Alamitos Beach As Per Map Recorded Bk 59 Pg 11-12
Lot 25 & Ptn Lot 26, Blk 49, Twnsite of Long Beach, map in Bk 19, Pg 91 et seq, Misc Rec of Los Angeles Co
Lots 14 & 16, Blk 72, Twnsite of Long Beach, map in Bk 19, Pg 91 et seq, Misc Rec of Los Angeles Co
Pcl 2 - Ptn Lot 7, Frazier's Sub, Map Bk 1, Pg 14, rec of Los Angeles Co
Ptn Lots 2 & 4, Blk 72, Twnsite of Long Beach, map in Bk 19, Pg 91 et seq, Misc Rec of Los Angeles Co
Ptn Lot 3, Blk 55, Alamitos Beach Twnsite, Map in Bk 59, Pgs 11 & 12, Misc Rec of Los Angeles Co
Pcl 1 - Lots 19 & 20, Blk 49; Pcl 2 - Ptn Lots 25 & 26, Blk 49; Pcl 3 - Ptn Lots 2, 4, 6 & 8, Blk 72; ALL in Twnsite of Long Beach, map in Bk 19, Pg 91, Misc Rec, Off of Los Angeles Co Recorder
Lots 25 & 26 in Resubdivision of Blk 50 Townsite of Long Beach
Lot 13, Blk 138, Resub ptns Alamitos Tr & Alamitos Twnsite, map in Bk 43, Pgs 9 & 10, Misc Rec of Los Angeles Co
Ptn Lot 7, Frazier's Sub, Map Bk 1, Pg 14, rec of Los Angeles Co
Ptn Lots 1 & 2, Blk 131, Plat part Alamitos Beach Twnsite, Map Bk 1, Pg 63, rec of Los Angeles Co
Lot 4, Blk 43, Resub part Alamitos Beach Twnsite, Map Bk 5, Pg 55, rec of Los Angeles Co
Lots 14 & 16, Resub Blk 50, Twnsite of Long Beach, map in Bk 10, Pg 31, Misc Rec of Los Angeles Co
N 74' Lot 4 and S 76' of Lot 4 Blk 104 Part of Alamitos Beach Townsite As Per Map Recorded Bk 1 Pg 63
Ptn Lot 4, Blk 105, Alamitos Tr, map in Bk 36, Pgs 37-44, Misc Rec of Los Angeles Co
Ptn Lots 16 & 17, Long Beach Land Company's Villa Tr, Maps Bk 2, Pg 36, Off of Los Angeles Co Recorder

Legal Description
Lot 32, Long Beach Land Company's Villa Tract, Map in Bk 2, Pg 36 in Off of Los Angeles Co Recorder
Lot 26, Graves Tr, Maps Bk 3, Pg 80, Los Angeles Co
Pcl 2 - Ptn Lots 1 & 2, Blk 69, Resub part Alamitos Beach Twnsite, Map Bk 5, Pg 55, rec of Los Angeles Co
Ptn Lots 8 & 9, Blk 130, Alamitos Beach Twnsite, Map Bk 1, Pg 63, rec of Los Angeles Co
Lot 2, Blk 73, Resub part Alamitos Beach Twnsite, Map Bk 5, pg 55, rec of Los Angeles Co
Lot 14, Blk 72, Resub part Alamitos Beach Twnsite, Map Bk 5, Pg 55, rec of Los Angeles Co
Lot 6 Blk 69 Resubdivision of Portion of Townsite of Alamitos Beach
Ptn Lots 8 & 9, Blk 47, Resub part Alamitos Beach Twnsite, map in Bk 5, Pg 55 of Maps, Off of Los Angeles Co Recorder
Lot 4, Blk 88, Resub part Alamitos BeachTwnsite, Map Bk 5, Pg 55, rec of Los Angeles Co
Pcl 3 - Lot 14, Blk 43, Resub part Alamitos Beach Twnsite, Map Bk 5, Pg 55, rec of Los Angeles Co
Ptn Lots 1 & 2, Blk 88, Resub part Alamitos Beach Twnsite, Map Bk 5, Pg 55, rec of Los Angeles Co
Lots 11 & 12, Blk 129, Plat part Alamitis Beach Twnsite, Map Bk 1, Pg 63, rec of Los Angeles Co
Lot 14, Blk 71, Resub part Alamitos Beach Twnsite, Map Bk 5, Pg 55, rec of Los Angeles Co
Ptn Lots 17, 18, 19 & 20, Reed & Beeson's Sub, map in Bk 34, Pg 3, Misc Rec of Los Angeles Co
Ptn Lots 1 & 3, Blk 46, Twnsite of Long Beach, map in Bk 19, Pg 91 et seq, Misc Rec, Los Angeles Co
Ptn Lots 2, 4, 6 & 8, Blk 46, Twnsite of Long Beach, map in Bk 19, Pg 91 et seq, Misc Rec, Los Angeles Co
Ptn Lot 1, Blk 28, Twnsite of Long Beach, map in Bk 19, Pg 91 et seq, Misc Rec, Los Angeles Co
Lot 13, Blk 47, Twnsite of Long Beach, map in Bk 19, Pgs 91-96, Misc Rec of Los Angeles Co
Lot 6, Blk 46, Plat Resub part Alamitos Beach Twnsite, Map Bk 5, Pg 55, rec of Los Angeles Co
Lot 9, Sub of Blk 8, Twnsite of Long Beach, map in Bk 21, Pg 58, Misc Rec, Off of Los Angeles Co Recorder
Lot 5 Blk 104 Alamitos Beach Townsite As Per Map Recorded Bk 36 Pg 37
Lots 1 & 3, Blk 52, Twnsite of Long Beach, map in Bk 19, Pgs 91 et seq, Misc Rec, Los Angeles Co
Lot 13, Blk 129, Plat part Alamitos Beach Twnsite, Map Bk 1, Pg 63, rec of Los Angeles Co
Ptn Lots 17 & 18, Blk 130, Plat part Alamitos Beach Twnsite, map in Bk 1, Pg 63, Misc Rec of Los Angeles Co
Lot 16 & ptn Lot 17, Blk 126, Resub part Alamitos Tr & Alamitos Beach Twnsite, map in Bk 43, pg 9, Misc Rec, Off of Los Ageles Co Recorder
Lot 13 Blk 130 Townsite of Alamitos Beach As Per Map Recorded Bk 1 Pg 63
All Lot 12 & ptn Lot 13, Tr 2538, Maps Bk 25, Pg 27, Off of Los Angeles Co Recorder
Lots 9 & 11, Blk 47, Twnsite of Long Beach, map in Bk 19, Pgs 91-96, Misc Rec of Los Angeles Co
Lot 1 Blk 3 Heller & Hayes Tract As Per Map Recorded in Bk 83 Pg 54
Lot 15 Blk 5 Bartow Tract As Per Map Recorded Bk 3 Pg 64
Ptn Lot 9, Blk 42, Resub of part of Alamitos Beach Twnsite, Maps Bk 5, Pg 55, Los Angeles Co
Lot 16, Blk 76, Resub of part of Alamitos Beach Twnsite, Maps Bk 5, Pg 55, Los Angeles Co
Ptn Lot 1, Blk 42, Resub of part of Alamitos Beach Twnsite, Maps Bk 5, Pg 55, Los Angeles Co
Lot 14, Blk 76, Resub of part of Alamitos Beach Twnsite, Maps Bk 5, Pg 55, Los Angeles Co
Lot 14, The Horseshoe Blk, Maps Bk 11, Pg 31, Los Angeles Co
Ptns Lots 8 & 9, The Horseshoe Blk, Maps Bk 11, Pg 31, Los Angeles Co
Ptn Lot 9, Blk 42, Resub of part of Alamitos Beach Twnsite, Maps Bk 5, Pg 55, Los Angeles Co
Lot 11, Tr 13566, Maps Bk 304, Pg 21, Off of Los Angeles Co Recorder
Lots 4 & 6 Blk 2 Heller & Hayes Tract As Per Map Recorded Bk 83 Pg 54
E 56 Ft., S 25 Ft., Lot 3, Blk 4, Heller & Hayes Tract, As Per Map Recorded in Book 83, Pg 54
Lot 7, Blk 3, Heller & Hayes Track As Per Map Recorded In Book 83, Pg 54
Lot 12, Tichenor Tr, Maps Bk 3, Pg 72, Los Angeles Co
E50' of Lot 2 Blk 3 Heller & Hayes Tract As Per Map Recorded In Bk 83 Pg 54

Legal Description
N 60' Lot 18 Blk 76 Resub Ptn Alamitos Beach
W 45' of Lots 12 & 14 Blk 2 Heller & Hayes Tract As Per Map Recorded Bk 83 Pg 54
Lots 11 & 12, Blk 38, Resub of part of Alamitos Bay Twnsite, Maps Bk 4, Pgs 75 & 76, Off of Los Angeles Co Recorder
Lot 9 In Lot 19 of S/D of Villa Lots 19 & 20 of American Colony Tr As Per Map Recorded In Bk 2 Pg 20
Lot 14, Blk 74, Resub of part of Alamitos Beach Twnsite, Maps Bk 5, Pg 55, Off of Los Angeles Co Recorder
W 1/2 of Lot 2 Blk 2 Heller & Hayes Tract As Per Map Recorded Bk 83 Pg 54
W 50' of Lot 5 Blk 1 Heller & Hayes Tract As Per Map Recorded Bk 83 Pg 54
Lots 36 & 38 In Blk 1 Atlantic Ave Addision As Per Map Recorded In Bk 1 Pg 91
Lot 10 Blk 6 Bartow Tract As Per Map Recorded Bk 3 Pg 64
Lot 6 Blk 6 Bartow Tract As Per Map Recorded Bk 3 Pg 64
Lot 20 Blk 5 Bartow Tract As Per Map Recorded Bk 3 Pg 64
Lot 18 Blk 5 Bartow Tract As Per Map Recorded Bk 3 Pg 64
E 44' of Lots 12 & 14 Blk 2 Heller & Hayes Tract As Per Map Recorded Bk 83 Pg 54
Lot 1 and Ptn Lot 2, Walnut Ave & Seventh St Tract, Map in Bk 8, Pg 127 in Off of Los Angeles Co Recorder
Lot 3, Blk 3 of Heller & Hayes Track As Per Map Recorded In Book 83, Pg 54
Ptn Lots 17 & 18, Coughran Tr, Map Bk 3, Pg 48, rec of Los Angeles Co
Ptn Lot 4, Blk 23, Twnsite of Long Beach, map in Bk 19, Pg 91 - 96, Misc Rec of Los Angeles Co
Ptn Lots 3 & 4, Blk 5, Heller & Hayes Tr, map in Bk 83, Pg 54, Misc Rec of Los Angeles Co
Ptn Lot 1, Blk 21, Long Beach Townsite, Map Bk 19, Pg 91, Misc Rec, Los Angeles Co
Lot 5, Blk 6, Heller & Hayes Tr, map in Bk 19, Pg 91 et seq, Misc Rec of Los Angeles Co
Lot 14, East Side Tr, Map Bk 2, Pg 59, rec of Los Angeles Co
Lot 7, Home Acre Tr, Map Bk 8, Pg 71, rec of Los Angeles Co
Pcl 1 - Ptn Lot 4, Blk D, Resub ptns Alamitos Tr & Alamitos Beach Twnsite, map in Bk 43, Pgs 9 & 10, Misc Rec; Pcl 2 - Ptn Lot 2, Blk 2, Orange Avenue Tr, Map Bk 5, Pg 108, rec of co; ALL of Los Angeles Co
Ptn Lot 3, Blk 2, Orange Avenue Tr, Map Bk 5, Pg 108, rec of Los Angeles Co
Lot 4, The Wyly Tr, Map Bk 11, Pg 180, rec of Los Angeles Co
Pcl 2 - Lot 15, East Side Tr, Map Bk 2, Pg 59, rec of Los Angeles Co
Ptn Lot 9, Blackburn Tr, Map Bk 8, Pg 115, rec of Los Angeles Co
Ptn Lots 1, 2 & B, Chanda Place, map in Bk 11, Pg 114 of Maps, Off of Los Angeles Co Recorder
Lot 1, Home Acre Tr, Map Bk 8, Pg 71, rec of Los Angeles Co
Lot 7, Tr 13566, Maps Bk 304, Pg 21, Off of Los Angeles Co Recorder
Lot 6, Home Acre Tr, Map Bk 8, Pg 71, rec of Los Angeles Co
Lot 20 & S/2 of vacated alley adjoining said Lot on the North, Stevens Home Tr, Maps Bk 2, Pg 57, Los Angeles Co
Lot On Sw Line of 2Nd Street Commencing Se Thereon 62.3' From Most Westerly Corner of Lot 7, Blk 76 of Resubdivision of Part of Alamitos Beach Townsite, As Per Map Recorded Bk 5 Pg 55
Prtn of Lot 5 of Tract 13566, As Per Map Recorded Bk 304 Pg 18-21 & That Portion of Lot 7, Blk 76 of Resubdivision of Part of Alamitos Beach Townsite As Per Map Recorded Bk 5 Pg 55
Lot 6, Blk 40, Resub of part of Alamitos Beach Twnsite, Maps Bk 5, Pg 55, Los Angeles Co
Ptn Lots 14 & 15, Blk 40, Resub of part of Alamitos Beach Twnsite, Maps Bk 5, Pg 55, Los Angeles Co
Lot 6, Blk 2, McCaslin Tr, Maps Bk 7, Pg 35, Off of Los Angeles Co Recorder
Ptn Lot 8, The Horseshoe Blk, Maps Bk, Pg 31, Los Angeles Co
Lot 4, Blackburn Tr, Map Bk 8, Pg 115, rec of Los Angeles Co
Ptn Lot 18, Coughran Tr, Map Bk 3, Pg 48, rec of Los Angeles Co
Lot 9, Sixth Street Tr, Map Bk 2, Pg 99, rec of Los Angeles Co

Legal Description
Ptn Lot 3, Blk 2, Orange Ave Tr, Map Bk 5, Pg 108, rec of Los Angeles Co
Pcl 1 - Lot 10, Sixth St Tr, Map Bk 2, Pg 99; Pcl 2 - Lot 6, The Wyly Tr, Map Bk 11, Pg 180; Pcl 3 - Ptn Lot 8, Blk C, Resub ptns Alamitos Tr & Alamitos Beach Twnsite, map in Bk 43, Pgs 9 & 10, Misc Rec; All rec of Los Angeles Co
Lots 2 & 3, Tr 1990, Map Bk 21, Pg 93, rec of Los Angeles Co
Lots 13 & 14, & Ptn Lot 15, Blk 38, Resub of part of Alamitos Bay Twnsite, Maps Bk 4, Pgs 75 & 76, Off of Los Angeles Co Recorder
Lot 9, Blk 1, Alamitos Park Tr, Maps Bk 6, Pg 152, Off of Los Angeles Co Recorder
Lot 7, Blk 2, Eno & Varney Tract, Map in Bk 4, Pg 55 in Off of Los Angeles Co Recorder
Lot 6, Tichenor Tr, Maps Bk 3, Pg 72, Off of Los Angeles Co Recorder
Lot 4, Tract 13321, As Per Map Recorded Bk 266 Pg 50
Ptn Lot 9, Blk 73, Resub of part of Alamitos Beach Twnsite, Maps Bk 5, Pg 55, Los Angeles Co
Ptn Lots 24,25 & 26, J. W. Boyd Tract, Sub of Ptn of Farm Lot 184, American Colony Tract, Map in Bk 5, Pg 56 in Off of Los Angeles Co Recorder
Ptn Lot 39, Carroll Park Tract, Map in Bk 4, Pg 31 in Off of Los Angeles Co Recorder
Lot 23, Blk A, Coughran & Hughes Tract, Sub of Ptn of Farm Lot 177, American Colony Tract, Map in Bk 5, Pg 77 in Off of Los Angeles Co Recorder
Lot 16, Holloway Tract, Resub of Ptn of E. W. Hall Tract, Ptn of Farm Lot 160,165 & 178, American Colony Tract, Map in Bk 6, Pg 88 in Off of Los Angeles Co Recorder
Lot 22, Blk B, Hendrickson Tract, Map in Bk 4, Pg 76 in Off of Los Angeles Co Recorder
Ptn Lot 65 & 66, Holloway Pike & Torrey Tract, Sub of Ptn of Farm Lots 160,165 & 178, American Colony Tract, Map in Bk 6, Pg 175 in Off of Los Angeles Co Recorder
Lot 24, Blk A, Coughran & Hughes Tract, Sub of Ptn of Farm Lot 177, American Colony Tract, Map in Bk 5, Pg 77 in Off of Los Angeles Co Recorder
Lot 13 of Bridges Subdivision of E 1/2 of Farm Lot 184 American Colony Tract As Per Map Recorded Bk 1 Pg 75
Ptn Lot 24, Blk B, Coughran & Hughes Tract, Sub of Ptn of Farm Lot 177, American Colony Tract, Map in Bk 5, Pg 77 in Off of Los Angeles Co Recorder
Ptn Lot 9, Stevens Home Tr, Maps Bk 2, Pg 57, Los Angeles Co
Lot 8 Rudolph Tract Bk 6 Pg 23 and Also 18, 19., & 20 in Long Beach Villa Tract As Per Map Recorded Bk 4 Pg 22
Ptn Lot 17 & all Lot 18, Graves Tr, Maps Bk 3, Pg 80, Off of Los Angeles Co Recorder
Ptn Lot D & Lot E, Townsend & Robinson Tract, Map in Bk 2, Pg 3 in Off of Los Angeles Co Recorder
Ptn Lot 13,14 & 15, Allen Tract, Map in Bk 6, Pg 195 in Off of Los Angeles Co Recorder
S 40' of N 100', Measured On E Line Lot 23 of Blossom Tract As Per Map Recorded Bk 5 Pg 73
W 40' of N 100' Lot 6 Carroll Park Tract As Per Map Recorded Bk 4 Pg 31
Lot 12, Carroll Tr, Maps Bk 3, Pg 33, Off of Los Angeles Co Recorder
Lot 3 & Ptn Lot 2, Tract No. 758, Sub of Ptn of Lot 68, Holloway Pike & Torrey Tract, Map in Bk 16, Pg 16 in Off of Los Angeles Co Recorder
Ptn Lot 40, Hoffman Tract, Map in Bk 7, Pg 194 in Off of Los Angeles Co Recorder
Portion of Farm Lot 90 Alamitos Tract
Lots 7 & 8 Blk A of Central Home Tract As Per Map Recorded Bk 6 Pg 66
E 45' Lot 1 Parish Tract As Per Map Recorded Bk 12 Pg 90
E 80' Lot 11 Schlobohn Tract #2 As Per Map Recorded Bk 8 Pg 104
Ptn Lot 7 & Lot 8, Schlobohn Tract No. 2, Map in Bk 8, Pg 104 in Off of Los Angeles Co Recorder
Lot 20,Hoffman Tract, Map in Bk 7, Pg 194 in Off of Los Angeles Co Recorder
Lot 6, Blk 2, Hamilton Sub, Lot 185, American Colony Tract, Map in Bk 1, Pg 99 in Off of Los Angeles Co Recorder
Lot 18 Tichenor Tract As Per Map Recorded Bk 3 Pg 72

Legal Description
Part of Lot 32 of Carroll Park Tract As Per Map Recorded Bk 4 Pg 31 Described: Commencing At Nw Corner of Lot 32; Thence E On N Line of Said Lot 145'; Thence S 50'; Thence Sw To Sw Line Thereof; Thence Nw Thereon 100' To Point of Beginning
Lot 3, Stearns & Counts Park Tr, Maps Bk 6, Pg 103, Off of Los Angeles Co Recorder
Lot 51, Carroll Park Tr, Maps Bk 4, Pg 31, in Off of Los Angeles Co Recorder
Lot 15, Blk 2, Alamitos Park Tr, Maps Bk 6, Pg 152, Los Angeles Co
Lot 9 in Tr. 2607 as per map field in Bk. 25, Pg. 70.
Ptn Lot 4, Stevens Home Tr, Maps Bk 2, Pg 57, Los Angeles Co
Ptn Lot 27, Graves Tr, Maps Bk 3, Pg 80, Los Angeles Co
Ptns Lot 17, Carroll Park Tr, Maps Bk 4, Pgs 31 & 32, Los Angeles Co
Ptn Lot 17, Carroll Park Tr, Maps Bk 4, Pgs 31 & 32, Los Angeles Co
Ptn. of Lot 7 and Lot 8 as per map recorded in Bk 13, Pg 1 of maps.
Lot 6, Tract No. 56, As Per Map Recorded Bk 13 Pg 1
Lot 12, Tr 56, Maps Bk 13, Pg 1, Off of Los Angeles Co Recorder
Lot 5, Tr 56, Maps Bk 13, Pg 1, Off of Los Angeles Co Recorder
Lot 14, Tichenor Tr, Maps Bk 3, Pg 72, Off of Los Angeles Co Recorder
Ptn Lot 7, Blk 83, Resub of part of Alamitos Beach Twnsite, Maps Bk 5, Pg 55, Los Angeles Co
Ptn Lot 1, Blk 26, Twnsite of Long Beach, map in Bk 19, Pg 91-96, Misc Rec of Los Angeles Co
Ptn Lots 24 & 25, Stevens Home Tr, Maps Bk 2, Pg 57, Off of Los Angeles Co Recorder
Lots 20 & 22, Stevens Home Tr, Maps Bk 2, Pg 57, Off of Los Angeles Co Recorder
Ptn Lot 6, Blk 85, Resub of part of Alamitos Beach Twnsite, Maps Bk 5, Pg 55, Los Angeles Co
Lot 3 of Tichenor Tract, as per map recorded in Bk 3, Pg 72.
Lot 67, Carroll Tr, Maps Bk 3, Pg 33, Off of Los Angeles Co Recorder
Lot 6, Tr 2607, Maps Bk 25, Pg 70, Los Angeles Co
Lot 3, Tr 313, Maps Bk 14, Pg 92, Los Angeles Co
Lot 12, Tr 2607, Maps Bk 25, Pg 70, Los Angeles Co
Lot 13, Blk 75, Resub of part of Alamitos Beach Twnsite, Maps Bk 5, Pg 55, Los Angeles Co
Lot 4, Blk 75, Resub of part of Alamitos Beach Twnsite, Bk 5, Pg 55, Misc Rec of Los Angeles Co
Lots 31 & 32, Blk C, Kenyon's Subdiv, Maps Bk 1, Pg 13, Off of Los Angeles Co Recorder
Ptn Lot 12, Blk 1, McCaslin Tr, Maps Bk 7, Pg 35, in Off of Los Angeles Co Recorder
Ptn Lots 1, 2, 3 & 4, Blk C, Kenyon's Subdiv, Maps Bk 1, Pg 13, Off of Los Angeles Co Recorder
Lot 8, Tichenor Tr, Maps Bk 3, Pg 72, Los Angeles Co
Ptn Farm Lot 94, Alamitos Tr, Bk 36, Pg 40, Misc Rec, Off of Los Angeles Co Recorder
Ptn Lot 8, Rose Tr #2, Maps Bk 3, Pg 18, Off of Los Angeles Co Recorder
Ptn Lot 8, Blk E, Resub of ptn of Alamitos Tr & Alamitos Beach Twnsite, Bk 43, Pg 9, Misc Rec, Off of Los Angeles Co Recorder
Lot 17, Patch Tr, Maps Bk 4, Pg 87, Off of Los Angeles Co Recorder
Lot 15, Patch Tr, Maps Bk 4, Pg 87, Off of Los Angeles Co Recorder
Lot 21, Iowa Tr, map in Bk 3, Pg 3 of Maps, Off of Los Angeles Co Recorder
Ptn Lot 2 Blk 3 Heller & Hay's Tract As Per Map Recorded Bk 83 Pg 54
Lot 19, Long Beach Land Company's Villa Tr, Maps Bk 2, Pg 36, Off of Los Angeles Co Recorder
Lot 20, Long Beach Land Company's Villa Tr, Maps Bk 2, Pg 36, Off of Los Angeles Co Recorder
Lot 37, Long Beach Land Company's Villa Tr, Maps Bk 2, Pg 36, Off of Los Angeles Co Recorder
Lot 4, Tr 1772, Maps Bk 21, Pg 171, Off of Los Angeles Co Recorder
Lot 9, Long Beach Land Company's Villa Tr, Maps Bk 2, Pg 36, Off of Los Angeles Co Recorder
Lot 5, Tr 108, Maps Bk 13, Pg 65, Off of Los Angeles Co Recorder
Ptn Lot 3, Blk C, Resub ptn Alamitos Tr and Alamitos Beach Twnsite map in Bk 43, Pgs 9 & 10, Misc Rec of Los Angeles Co
Ptn Farm Lot 94, Alamitos Tr, Bk 36, Pg 40, Misc Rec, Off of Los Angeles Co Recorder

Legal Description
Ptn Lot 1, Blk P, Resub of ptns of Alamitos Tr & Alamitos Beach Twnsite, Bk 43, Pg 9, Misc Rec, Off of Los Angeles Co Recorder
Lot 11, Blk 19, Subdiv of Villa Lots 19 & 20, American Colony Tr, Maps Bk 2, Pg 20, Off of Los Angeles Co Recorder
Ptn Villa Lot 21, Twnsite of Long Beach, Bk 19, Pg 91, Misc Rec, Off of Los Angeles Co Recorder
W 100' of N 50' of Lot 1 In Blk 3 of Townsite of Long Beach As Per Map Recorded Bk 19 Pg 91
Ptn Lot 1, Blk 3, Twnsite of Long Beach, Bk 19, Pg 91, Misc Rec, Off of Los Angeles Co Recorder
Lot 11, Blk 6, Bartow Tr, Maps Bk 3, Pg 64, Off of Los Angeles Co Recorder
Lot 11, Blk B, Stanwood & Nash's Sub, Farm Lot 182, American Colony Tr, map in bk 36, Pg 76, Misc Rec, Off of Los Angeles Co Recorder
E 70 Ft. of N 1/2 of Lot 3, Blk 4, Heller & Hayes Tract As Per Map Rec Orded In Book 83, Pg 54
Lot 34, Long Beach Land Company's Villa Tr, Maps Bk 2, Pg 36, Off of Los Angeles Co Recorder
Lot 5, Stone & Ewart Seventh Street Tr, map in Bk 11, Pg 194 of Maps, Off of Los Angeles Co Recorder
Ptn Lot 18 & all Lot 19, Blk A, Stanwood & Nash's Subdiv of Farm Lot 182, American Colony Tr, Bk 36, Pg 76, Misc Rec, Off of Los Angeles Co Recorder
Lot 21, Daisy Tr, Maps Bk 2, Pg 98, Off of Los Angeles Co Recorder
Ptn Lot 3, Blk A, Resubdiv of part of Alamitos Tr & Alamitos Beach Twnsite, Bk 43, Pg 9, Misc Rec, Off of Los Angeles Co Recorder
Ptn Lot 7, Zielke Tr, Maps Bk 2, Pg 7, Off of Los Angeles Co Recorder
Lot 1, Fourth Street Tr, Maps Bk 2, Pg 89, Off of Los Angeles Co Recorder
Lot 4 & Ptn Lot 6, Fourth Street Tr, Maps Bk 2, Pg 89, Off of Los Angeles Co Recorder
Ptn Lot 7, Daisy Tr, Maps Bk 2, Pg 98, Off of Los Angeles Co Recorder
Ptn Lot 22, Blk A, Stanwood & Nash's Subdiv of Farm Lot 182, American Colony Tr, Bk 36, Pg 76, Misc Rec, Off of Los Angeles Co Recorder
Portion of Lot 1 Blk D Resubdivision of Alamitos Tract As Per Map Recorded Bk 43 Pg 9
Ptn Lot 2, Humphrey Tr, map in Bk 7, Pg 152 of Maps, Off of Los Angeles Co Recorder
Lot 15, Fortuna Home Tr, map in Bk 11, Pg 55 of Maps, Off of Los Angeles Co Recorder
Ptn Lot 1, Blk D, Resub of ptns of Alamitos Tr & Alamitos Beach Twnsite, Bk 43, Pg 9, Misc Rec, Off of Los Angeles Co Recorder
Lot 11, Tr #3356, Maps Bk 36, Pg 98, Off of Los Angeles Co Recorder
Ptn Lot 3, Blk 1, McCaslin Tr, Maps Bk 7, Pg 35, Off of Los Angeles Co Recorder
Lot 7, Fortuna Home Tr, Maps Bk 11, Pg 55, Off of Los Angeles Co Recorder
Lot 9, Patch Tr, Maps Bk 4, Pg 87, Off of Los Angeles Co Recorder
Lot 4, Humphrey Tr, Maps Bk 7, Pg 152, Off of Los Angeles Co Recorder
Lot 5, Humphrey Tr, Maps Bk 7, Pg 152, Off of Los Angeles Co Recorder
Lot 20, Fortuna Home Tr, Maps Bk 11, Pg 55, Off of Los Angeles Co Recorder
Ptn Lot 14, Trude Tr, Maps Bk 7, Pg 16, Off of Los Angeles Co Recorder
S 100' of Lot 10 and E42.5' of S 100' of Lot 11 Patch Tract As Per Map Recorded Bk 4 Pg 87
S 41' of Lot 8 Tract 108 As Per Map Recorded Bk 13 Pg 65
Ptn Lot 3, Fourth Street Tr, Maps Bk 2, Pg 89, Off of Los Angeles Co Recorder
Ptn Lot 1, Tr #56, Maps Bk 13, Pg 1, Off of Los Angeles Co Recorder
Lot 25, Cherry Avenue Tr, Maps Bk 11, Pg 41, Off of Los Angeles Co Recorder
Ptn Lot 1, Blk P, Resub Alamitos Tr & Alamitos Beach Twnsite, map in Bk 43, Pg 9, Misc Rec, Off of Los Angeles Co Recorder
Lot 18, Fortuna Home Tr, Maps Bk 11, Pg 55, Off of Los Angeles Co Recorder
Lot 6, Blk 1 of McCaslin Tract, Bk 7 Pg 35 and Part of Lot 1, Blk P, Resubdivision of Portions of Alamitos Tract and Alamitos Beach Townsite As Per Map Recorded Bk 43 Pg 9-10
Ptn Lots 13, 14 & 15, Daisy Tr, Maps Bk 2, Pg 98, Off of Los Angeles Co Recorder
Ptn Lot 65, Carroll Tr, Maps Bk 3, Pg 33, Off of Los Angeles Co Recorder

Legal Description
Lot 68, Carroll Tr, Maps Bk 3, Pg 33, Off of Los Angeles Co Recorder
Ptn Lot 1, Blk P, Resub of ptns of Alamitos Tr & Alamitos Beach Twnsite, Bk 43, Pg 9, Misc Rec, Off of Los Angeles Co Recorder
Ptn Lot 1, Blk D, Resub of ptns of Alamitos Tr & Alamitos Beach Twnsite, Bk 43, Pg 9, Misc Rec, Off of Los Angeles Co Recorder
Lot 12, Fortuna Home Tr, Maps Bk 11, Pg 55, Off of Los Angeles Co Recorder
Ptn Lot 1, Blk P, Resub of ptns of Alamitos Tr & Alamitos Beach Twnsite, Bk 43, Pg 9, Misc Rec, Off of Los Angeles Co Recorder
Lots 2, 3, 4, 6, & 9 and S 100' Lots 12, 13, & 14 Trude Tract Bk 7 Pg 16 and W 50' of E 105' Lot 1 All Lot 8 of Rose Tract #2 As Per Map Recorded Bk 3 Pg 18
Ptn Lot 7, Blk B, Bishop Street Tr No 1, Map Bk 3, Pg 18, rec of Los Angeles Co
Ptn Lots 1, 2 & 3, Zielke Tr, Maps Bk 2, Pg 7, Off of Los Angeles Co Recorder
Ptn Lot 1, The Park Tr, Maps Bk 2, Pg 78, Los Angeles Co
Lot 5 of Robinson Tr, Maps Bk 1, Pg 30, Los Angeles Co
Lot 7, Tr 3350, Maps Bk 34, Pg 56, Los Angeles Co
Ptn Lot 4, Blk 'P', Resub of Ptns of Alamitos Tr & Alamitos Beach Twnsite, Maps Bk 43, Pgs 9 & 10, Misc Rec of Los Angeles Co
Ptns Lot 1, 2 & 3, Robinson Tr, Maps Bk 1, Pg 30, Los Angeles Co
Lot 19, Fourth Street Tr, Map Bk 2, Pg 89, rec of Los Angeles Co
Ptn Lot 18, Fourth Street Tr, map in Bk 2, Pg 89 of Maps, Off of Los Angeles Co Recorder
Lot 19, East Side Tr, Map Bk 2, Pg 59, rec of Los Angeles Co
Lot 2, Downs Tr, map in Bk 3, Pg 31 of Maps, Off of Los Angeles Co Recorder
Lot 22, Fortuna Home Tr, map in bk 11, Pg 55 of Maps, Off of Los Angeles Co Recorder
Lot 14, Foruth Street Tr, map in Bk 2, Pg 89 of Maps, Off of Los Angeles Co Recorder
Ptn Lot 4, Koppos Tr, map in Bk 8, Pg 68 of Maps, Off of Los Angeles Co Recorder
Lot 4, Heller Tr, map in Bk 2, Pg 33 of Maps, Off of Los Angeles Co Recorder
Ptn Lot 3, Blk 6, Heller & Hayes Tr, map in Bk 83, Pg 54, Misc Rec of Los Angeles Co
Ptn Lot 8, Carroll Park Tract, Map in Bk 4, Pg 31 in Off of Los Angeles Co Recorder
Lot 2, Blk 5, Heller & Hayes Tr, map in Bk 83, Pg 54, Misc Rec of Los Angeles Co
Lot 1, Tr 1990, Map Bk 21, Pg 93, rec of Los Angeles Co
Ptn Lots 5 & 6, Blk 4, Heller & Hayes Tr, map in Bk 83, Pg 54, Misc Rec of Los Angeles Co
Ptn Villa Lot 21, Twnsite of Long Beach, map in Bk 19, Pg 91 et seq, Misc Rec, Off of Los Angeles Co Recorder
Lot 20, Fourth Street Tr, Map Bk 2, Pg 89, rec of Los Angeles Co
Ptn Lot 11, Blk 3, Heller & Hayes Tr, map in Bk 83, Pg 54, Misc Rec of Los Angeles Co
Lot 9, Koppos Tr, Map Bk 8, Pg 68, rec of Los Angeles Co
Lot 6, Blk 6, Heller & Hayes Tr, map in Bk 83, Pg 54, Misc Rec of Los Angeles Co
Lot 8, Blk 3, Heller & Hayes Tr, a resub Blks 1, 24 & 25, City of Long Beach, Bk 83, Pg 54, Misc Rec, Off of the Los Angeles Co Recorder
Ptn Lot 15, Blk 1, Orange Avenue Tr, map in Bk 5, Pg 108 of Maps, Off of Los Angeles Co Recorder
Lot 1, P S West Tr, Map Bk 7, Pg 133, rec of Los Angeles Co
Ptn Lot 18, Fourth Street Tr, map in Bk 2, Pg 89 of Maps, Off of Los Angeles Co Recorder
Lot 7, Tr 2606, Map Bk 25, Pg 74, rec of Los Angeles Co
Ptn Lot 4, Blk 23, Twnsite of Long Beach, map in Bk 19, Pgs 91-96, Misc Rec of Los Angeles Co
Lot 18, Koppos Tr, Map Bk 8, Page 68, rec of Los Angeles Co
Ptn Lots 6 & 7, Blk 4, Heller & Hayes Tr, map in Bk 83, Pg 54, Misc Rec of Los Angeles Co
Ptn Farm Lot 164, Alamitos Tr, Bk 36, Pg 40, Misc Rec, Off of Los Angeles Co Recorder
Portion of Lot 94, Alamitos Tract, As Per Map Recorded Bk 36 Pg 37-44
Lot 3, Tr #1328, Maps Bk 18, Pg 65, Off of Los Angeles Co Recorder

Legal Description
Lot 6, Tr No 108, map in Bk 13, Pg 65 of Maps, Off of Los Angeles Co Recorder
Lot 35, Long Beach Land Company's Villa Tr, map in Bk 2, Pg 36 of Maps, Off of Los Angeles Co Recorder
Ptn Lot 2, Blk 1, Orange Avenue Tr, map in Bk 5, Pg 108 of Maps, Off of Los Angeles Co Recorder
Ptn Lot 39, Long Beach Land Company's Villa Tr, Maps Bk 2, Pg 36, Off of Los Angeles Co Recorder
Lot 11, Long Beach Land Company's Villa Tr, Maps Bk 2, Pg 36, Off of Los Angeles Co Recorder
Ptn Lot 1 & all Lot 9, Tr #1328, Maps Bk 18, Pg 65, Off of Los Angeles Co Recorder
Ptn Lot 3, Fourth Street Tr, Maps Bk 2, Pg 89, Off of Los Angeles Co Recorder
Lot 29 Coughran Tract As Per Map Recorded Bk 3 Pg 48
Ptn Lot 2, Blk R, Resub ptns Alamitos Tr & Alamitos Beach Twnsite, map in Bk 43, Pgs 9 & 10, Misc Rec of Los Angeles Co
Ptn Lots 18 & 19, Robinson Tr, Maps Bk 1, Pg 30, Los Angeles Co
Lot 3, Tr 2606, Map Bk 25, Pg 74, rec of Los Angeles Co
E 1/2, Lot 4, Blk 4, Heller & Hayes Tract As Per Map Recorded In Book 83, Pg 54
Lot 17, Fortuna Home Tr, map in Bk 11, Pg 55 of Maps, Off of Los Angeles Co Recorder
Ptn Lots 15, 16 & 17, Blk 1, Orange Avenue Tr, map in Bk 5, Pg 108 of Maps, Off of Los Angeles Co Recorder
Lot 19, Fortuna Home Tr, map in Bk 11, Pg 55 of Maps, Off of Los Angeles Co Recorder
Lot 19, Koppos Tr, Map Bk 8, Pg 68, rec of Los Angeles Co
Lot 11, Blk 3, Orange Avenue Tr, map in Bk 5, Pg 108 of Maps, Off of Los Angeles Co Recorder
Ptn Lot 2, Blk R, Resub ptns Alamitos Tr & Alamitos Beach Twnsite, map in Bk 43, Pgs 9 & 10, Misc Rec of Los Angeles Co
Ptn Lots 4 & 5, Tr 4008, Map Bk 39, Pg 68, rec of Los Angeles Co
Lot 23, Fourth Street Tr, Map Bk 2, Pg 89, rec of Los Angeles Co
Ptn Lots 5 & 6, Tr 4008, Map Bk 39, Pg 68, rec of Los Angeles Co
Lot 4 & ptn Lot 5, Blk B, Bishop Street Tr No 1, Map Bk 3, Pg 18, rec of Los Angeles Co
Ptn Lot 1, Blk B, Bishop Street Tr No 1, Map Bk 3, Pg 18, rec of Los Angeles Co
Ptn Lot 5, Blk B, Bishop Street Tr No 1, Map Bk 3, Pg 18, rec of Los Angeles Co
Lot 19, Daisy Tr, Maps Bk 2, Pg 98, Off of Los Angeles Co Recorder
Ptn Lot 10, The Downs Tr, Map Bk 3, Pg 31, rec of Los Angeles Co
Ptn Lot 10, Junipero Tr, Maps Bk 9, Pg 146, Off of Los Angeles Co Recorder
Lot 9, Temple Park Tr, Maps Bk 11, Pg 165, Off of Los Angeles Co Recorder
Lots 11 & 12, Blk C, Kenyon's Subdiv, Maps Bk 1, Pg 13, Off of Los Angeles Co Recorder
Lot 3, Graves Tr, Maps Bk 3, Pg 80, Off of Los Angeles Co Recorder
Ptn Lot 21, Temple Park Tr, Maps Bk 11, Pg 165, Off of Los Angeles Co Recorder
Ptn Lot 26, Temple Park Tr, Maps Bk 11, Pg 165, Off of Los Angeles Co Recorder
Ptn Lot 27, Temple Park Tr, Maps Bk 11, Pg 165, Off of Los Angeles Co Recorder
Ptn Lot 29, Temple Park Tr, Maps Bk 11, Pg 165, Off of Los Angeles Co Recorder
Ptn Lots 47 & 48, Blk D, Kenyon's Subdiv, Maps Bk 1, Pg 13, Off of Los Angeles Co Recorder
Ptn Lot 21, Temple Park Tr, Maps Bk 11, Pg 165, Off of Los Angeles Co Recorder
Lot 10, Blk 1, The Pride of Alamitos Tr, Maps Bk 7, Pg 184, Off of Los Angeles Co Recorder
Part of Lot 23 of Carroll Park Tract, Bk 4 Pg 31 Described: Starting At Ne Corner of Lot 23; Thence Se On W Line of Tract E To Line Parallel With S At Rt. Angles 45' From N Line of Lot; Thence W 100'; Thence N To Said N Line; Thence E 90.45' To Start
Lot 66, Carroll Tr, Maps Bk 3, Pg 33, Off of Los Angeles Co Recorder
Lot 5, Blk Q, Mira Mar Tr, Maps Bk 6, Pg 61, Off of Los Angeles Co Recorder
Lot 2, Junipero Tr, Maps Bk 9, Pg 146, Off of Los Angeles Co Recorder
Ptn Lot 1, Blk 78, Resub of part of Alamitos Beach Twnsite, Maps Bk 5, Pg 55, Off of Los Angeles Co Recorder

Legal Description
Lot 4, Junipero Tr, Maps Bk 9, Pg 146, Off of Los Angeles Co Recorder
Ptn Lot 12, Blk 3, Heller & Hayes Tr, map in Bk 63, Pg 54, Misc Rec of Los Angeles Co
Lots 29 & 30, Blk C, Kenyon's Subdiv, Maps Bk 1, Pg 13, Off of Los Angeles Co Recorder
Lot 18 Blk 1 Pride of Alamitos Tract Bk 7 Pg 184
Lot 2 & Ptn Lot 1, Blk 9, Townsend & Robinson Tract, Map in Bk 2, Pg 3 in Off of Los Angeles Co Recorder
Lots 37 & 38, Blk D, Kenyon's Subdiv, Maps Bk 1, Pg 13, Off of Los Angeles Co Recorder
Ptn Lots 1, 2, 3, 4, 5, 47 & 48 and all Lots 33, 34, 35, 36, 41 & 42, Blk D, Kenyon's Subdiv, Maps Bk 1, Pg 13, Off of Los Angeles Co Recorder
Ptn Lots 1 & 2, Blk F, Kenyon's Subdiv, Maps Bk 1, Pg 13, Off of Los Angeles Co Recorder
Lots 17 & 18, Blk F, Kenyon's Subdiv, Maps Bk 1, Pg 13, Off of Los Angeles Co Recorder
Lots 3 & 4, Blk F, Kenyon's Subdiv, Maps Bk 1, Pg 13, Off of Los Angeles Co Recorder
Lots 41 & 42, Blk B, Kenyon's Subdiv, Maps Bk 1, Pg 13, Off of Los Angeles Co Recorder
Ptn Lot 19, Temple Park Tr, Maps Bk 11, Pg 165, Off of Los Angeles Co Recorder
Lot 3, Tract 3283, As Per Map Recorded Bk 34 Pg 73
Ptn Lot 27, Carroll Tr, Maps Bk 3, Pg 33, Off of Los Angeles Co Recorder
Sw 45' of Lots 8 & 9 Blk 77 Resubdivision of Part of Alamitos Beach Townsite As Per Map Recorded Bk 5 Pg 55
Lot 22 Blk B Coughran & Hughes Tract As Per Map Recorded Bk 5 Pg 77
Lot 3 Tract 1853 As Per Map Recorded Bk 20 Pg 139
Lot 6, Blk 78, Resub of part of Alamitos Beach Twnsite, Maps Bk 5, Pg 55, Off of Los Angeles Co Recorder
S 100' Lot 47 & 48 Blk B Kenyon's Subdivision As Per Map Recorded Bk 1 Pg 13
Ptn Lots 11 & 12, Blk P, Mira Mar Tr, Maps Bk 6, Pg 61, Off of Los Angeles Co Recorder
Ptn Lot 15, Blk B, Ocean Villa Tr, Maps Bk 3, Pg 15, Off of Los Angeles Co Recorder
Lots 29 & 30, Blk D, Kenyon's Subdiv, Maps Bk 1, Pg 13, Off of Los Angeles Co Recorder
Ptn Lot 1, Blk B, Ocean Villa Tr, Maps Bk 3, Pg 15, Off of Los Angeles Co Recorder
Ptn Lot 1, Blk B, Ocean Villa Tr, Maps Bk 3, Pg 15, Off of Los Angeles Co Recorder
Lot 4, Blk A, Ocean Villa Tr, Maps Bk 3, Pg 15, Off of Los Angeles Co Recorder
Lot 7, Tr 1853, Maps Bk 20, Pg 139, Off of Los Angeles Co Recorder
Ptn Lot 5, Blk B, Ocean Villa Tr, Maps Bk 3, Pg 15, Off of Los Angeles Co Recorder
E 60' of Lot 2 Blk G Kenyon's Subdivision of Blk U of Alamitos Beach Townsite As Per Map Recorded Bk 1 Pg 13
Lot 12 Blk 78 Resubdivision of Part of Alamitos Beach Townsite As Per Map Recorded Bk 5 Pg 55
Lot 3 Blk 78 Resubdivision of Part of Alamitos Beach Townsite As Per Map Recorded Bk 5 Pg 55
Lot 84, Carroll Tr, Maps Bk 3, Pg 33, Off of Los Angeles Co Recorder
Ptn Lot 2, Blk 77, Resub of part of Alamitos Beach Twnsite, Maps Bk 5, Pg 55, Off of Los Angeles Co Recorder
Lot 19, Barne's Seaside Tr, Maps Bk 2, Pg 41, Off of Los Angeles Co Recorder
Ptn Lots 8 & 9, Blk 78, Resub of part of Alamitos Beach Twnsite, Maps Bk 5, Pg 55, Off of Los Angeles Co Recorder
Lot 6, Blk 2, Long Beach Park Tr, map in Bk 11, Page 163 of Maps, Off of Los Angeles Co Recorder
Lot 3, Blk 77, Resubdivision of Part of Alamitos Beach Townsite As Per Map Recorded Bk 5 Pg 55
Lot 12, Blk A, Ocean Villa Tr, Maps Bk 3, Pg 15, Off of Los Angeles Co Recorder
Lot 3, Cherry View Tract, Map in Bk 11, Pg 178 in Off of Los Angeles Co Recorder
Lot 4, Blk P, Mira Mar Tr, Maps Bk 6, Pg 61, Off of Los Angeles Co Recorder
Sw 45' of Ne 105' of Lots 8 & 9 Blk 77 Resubdivision of Part of Alamitos Beach Townsite As Per Map Recorded Bk 5 Pg 55
Lot 7 Blk 2 Long Beach Park Tract As Per Map Recorded Bk 11 Pg 163

Legal Description
Part of Lot 5 Mira Mar Tract Bk 6 Pg 61: Commencing N 14 Degrees E 7.98' From Ne Corner of Lot 6, Blk O; Thence N 14 Degrees E 55'; Thence S 76 Degrees E 59.45'; Thence Sw On Line Which Intersects S Line of Said Lot To Point S 76 Degrees E From Begin.
Lot 15 Tract 882 City of Long Beach As Per Map Recorded Bk 16 Pg 120; Lots 16, 17 & 18 Tract 1852 City of Long Beach As Per Map Recorded Bk 20 Pg 168
Ptn Lots 10, 11, 12 & 13, Blk 77, Resub of part of Alamitos Beach Twnsite, Maps Bk 5, Pg 55, Off of Los Angeles Co Recorder
Ptn Lot 15, Blk C, Ocean Villa Tr, Maps Bk 3, Pg 15, Off of Los Angeles Co Recorder
Lot 9, & Lot 11, Martz Tract, Map in Bk 4, Pg 16 in Off of Los Angeles Co Recorder
Lot 22, Blk 2, The Pride of Alamitos Tr, Maps Bk 7, Pg 184, Off of Los Angeles Co Recorder
Lot 12, Walnut Ave & Seventh St Tract, Map in Bk 8, Pg 127 in Off of Los Angeles Co Recorder
Lot 8, Walnut Ave & Seventh St Tract, Map in Bk 8, Pg 127 in Off of Los Angeles Co Recorder
Ptn Lot 163, Alamitos Tract, Map in Bk 36, Pg 40 Misc Rec in Off of Los Angeles Co Recorder
Lot 8, Tract No. 3322, Map in Bk 34, Pg 32 in Off of Los Angeles Co Recorder
Lot 32, Hoffman Tract, Map in Bk 7, Pg 194 in Off of Los Angeles Co Recorder
Ptn Lot 5, Tract No. 3356, Map in Bk 36, Pg 98 in Off of Los Angeles Co Recorder
Lot 1, Tract No. 3322, Map in Bk 34, Pg 32 in Off of Los Angeles Co Recorder
Lot 3, Tract No. 3322, Map in Bk 34, Pg 32 in Off of Los Angeles Co Recorder
Lot 43, Hoffman Tract, Map in Bk 7, Pg 194 in Off of Los Angeles Co Recorder
Lot 6, Parish Tract, Map in Bk 12, Pg 90 in Off of Los Angeles Co Recorder
Lot 4, Tract No. 3322, Map in Bk 34, Pg 32 in Off of Los Angeles Co Recorder
Lot 13 & Lot 15, Martz Tract, Map in Bk 4, Pg 16 in Off of Los Angeles Co Recorder
Lot 26, Hoffman Tract, Map in Bk 7, Pg 194 in Off of Los Angeles Co Recorder
Lots 18 & 20 Martz Tract As Per Map Recorded Bk 4 Pg 16
Lot 2, Blk 11, Townsend & Robinson Tract, Map in Bk 2, Pg 3 in Off of Los Angeles Co Recorder
Lot 10, Allen Tract, Map in Bk 6, Pg 195 in Off of Los Angeles Co Recorder
Lot 7, Blk 9, Townsend & Robinson Tract, Map in Bk 2, Pg 3 in Off of Los Angeles Co Recorder
Ptns of Lot 5,6 & 7, Blk 12, Townsend & Robinson, Map in Bk 2, Pg 3 in Off of Los Angeles Co Recorder
Lots 4,6,8 & Ptns Lot 7 & Lot 9, Blk 11, Townsend & Robinson Tract, Map in Bk 2, Pg 3 in Off of Los Angeles Co Recorder
Lot 17, Blk 5, Bartow Tract, Map in Bk 3, Pg 64 in Off of Los Angeles Co Recorder
Lot 37, E. W. Hall Tract, Map in Bk 4, Pg 81 in Off of Los Angeles Co Recorder
Ptn Lot 1, Blk 13, Townsend & Robinson Tract, Map in Bk 2, Pg 3 in Off of Los Angeles Co Recorder
Lot 2, Blk 13, Townsend & Robinson Tract, Map in Bk 2, Pg 3 in Off of Los Angeles Co Recorder
Lot 26, Blk 1, Tract No. 1950, Map in Bk 22, Pg 102 in Off of Los Angeles Co Recorder
Ptns Lot 34,35 & 36, E. W. Hall Tract, Map in Bk 4, Pg 81 in Off of Los Angeles Co Recorder
Ptn Lot 23 & Lot 24, Blk 4, Bartow Tract, Map in Bk 3, Pg 64 in Off of Los Angeles Co Recorder
Ptns Lot 1,23 & 24, Blk 4, Bartow Tract, Map in Bk 3, Pg 64 in Off of Los Angeles Co Recorder
Ptn Lot 3, Blk E, Resub of Ptn of Alamitos Tract & Alamitos Beach Twnsite, Map in Bk 43, Pg 9 Misc Rec in Off of Los Angeles Co Recorder
Lot 16, Blk 5, Bartow Tract, Map in Bk 3, Pg 64 in Off of Los Angeles Co Recorder
Lot 17 & Ptn Lot 15, Blk B, Watkins Tract, Map in Bk 5, Pg 192 in Off of Los Angeles Co Recorder
Lot 15, Barne's Seaside Tr, Maps Bk 2, Pg 41, Off of Los Angeles Co Recorder
Lots 39 & 40, Blk A, Kenyon's Subdiv, Maps Bk 1, Pg 13, Off of Los Angeles Co Recorder
Ptn Lots 23 & 24, Blk 2, The Pride of Alamitos Tr, Maps Bk 7, Pg 184, Off of Los Angeles Co Recorder
Lot 20, Blk 2, The Pride of Alamitos Tr, Maps Bk 7, Pg 184, Off of Los Angeles Co Recorder
Ptn Lot 20, Blk 1, The Pride of Alamitos Tr, Maps Bk 7, Pg 184, Off of Los Angeles Co Recorder
Lots 39 & 40, Blk D, Kenyon's Subdiv, Maps Bk 1, Pg 13, Off of Los Angeles Co Recorder
Lots 33 & 34, Blk B, Kenyon's Subdiv, Maps Bk 1, Pg 13, Off of Los Angeles Co Recorder

Legal Description
Lot 4, Blk 2, Tract No. 1950, Map in Bk 22, Pg 102 in Off of Los Angeles Co
Lot 11 Blk 2 Long Beach Park Tract As Per Map Recorded Bk 11 Pg 163
Lot 14 Blk A Watkins Tract As Per Map Recorded Bk 5 Pg 192
Portion of Farm Lot 94 Alamitos Tract As Per Map Recorded Bk 36 Pg 37-44
Ptn Lot 16, Alamitos Ave Tract, Sub of Villa Lot 17, American Colony Tract, Long Beach, Map in Bk 8, Pg 183 in Off of Los Angeles Co Recorder
Lot 6, Blk 2, Tract No. 1950, Map in Bk 22, Pg 102 in Off of Los Angeles Co Recorder
Lot 13, Tract No. 3322, Map in Bk 34, Pg 32 in Off of Los Angeles Co Recorder
Ptn Farm Lot 94, Alamitos Tract, Map in Bk 36, Pg 40 Misc Rec in Off of Los Angeles Co Recorder
Lot 11, Tract No. 3322, Map in Bk 34, Pg 32 in Off of Los Angeles Co Recorder
Lot 4 & Ptn Lot 5, Tract No. 3356, Map in Bk 36, Pg 98 in Off of Los Angeles Co Recorder
Ptn Lot 46 & all Lot 47, Carroll Park Tr, Maps Bk 4, Pg 31, Off of Los Angeles Co Recorder
Lot 7, Walnut Ave & Seventh St Tract, Map in Bk 8, Pg 127 in Off of Los Angeles Co Recorder
Ptn Lot 1, Blk 1, Tract No. 1950, Map in Bk 22, Pg 102 in Off of Los Angeles Co Recorder
Lot 3, Tract No. 3281, Map in Bk 34, Pg 69 in Off of Los Angeles Co Recorder
Lot 22, Blk 2, Tract 1950, Map in Bk 22, Pg 102 in Off of Los Angeles Co Recorder
Lot 7, Blk A, Sparkes Sub, Map in Bk 5, Pg 29 in Off of Los Angeles Co Recorder
Lot 7, Tract No. 1772, Map in Bk 21, Pg 171 in Off of Los Angeles Co Recorder
Lot 7, Blk 2, Tract No. 1950, Map in Bk 22, Pg 102 in Off of Los Angeles Co Recorder
Lot 26, Blk 2, Tract No. 1950, Map in Bk 22, Pg 102 in Off of Los Angeles Co Recorder
Ptn Lot 163, Alamitos Tract, Map in Bk 36, Pg 40 Misc Rec in Off of Los Angeles Co Recorder
Lot 18, Sparkes Sub, Map in Bk 5, Pg 29 in Off of Los Angeles Co Recorder
Ptn Lots 27 & 28, Blk A, Kenyon's Sub, map in Bk 1, Pg 13 of Maps, Off of Los Angeles Co Recorder
Ptn Lot 15, Alamitos Ave Tract, Sub of Villa Lot 17, American Colony Tract, Long Beach, Map in Bk 8, Pg 183 in Off of Los Angeles Co Recorder
Lot 8 Blk 32 Belmont Heights As Per Map Recorded Bk 8 Pg 159
Lot 7, Blossom Tract, Map in Bk 5, Pg 73 in Off of Los Angeles Co Recorder
Lot 18, Blossom Tract, Map in Bk 5, Pg 73 in Off of Los Angeles Co Recorder
Lot 17, Blossom Tract, Map in Bk 4, Pg 73 in Off of Los Angeles Co Recorder
Ptn Lot 4, Blk F, Resub of Ptn of Alamitos Tract & Alamitos Beach Twnsite, Map in Bk 43, Pg 9 Misc Rec inoff of Los Angeles Co Recorder
Lot 57, Carroll Tract, Map in Bk 3, Pg 33 in Off of Los Angeles Co Recorder
Ptn Lot 14, Sparkes Sub, Map in Bk 5, Pg 29, in Off of Los Angeles Co Recorder
Lot 90, Carroll Tract, Map in Bk 3, Pg 33 in Off of Los Angeles Co Recorder
Lot 4 & Lot 5, Carroll Tract, Map in Bk 3, Pg 33 in Off of Los Angeles Co Recorder
Lot 21 Patch Tract As Per Map Recorded Bk 4 Pg 87
Lot 20 of Patch Tract As Per Map Recorded Bk 4 Pg 87
Lot 6 & ptn Lot "B", Cereza Hill Tract, City of Long Beach, Map Bk 13, Pg 185, Off of Los Angeles Rec
Lot 8, Cereza Hill Tract, Map in Bk 13, Pg 185 in Off of Los Angeles Co Recorder
Lot 4, Blk Q, Mira Mar Tr, Maps Bk 6, Pg 61, Off of Los Angeles Co Recorder
Ptn Lot 37, 38 & 39, Carroll Park Tract, Map in Bk 4, Pg 31 in Off of Los Angeles Co Recorder
Lot 12, Melsheimer Tract, Map in Bk 7, Pg 134 in Off of Los Angeles Co Recorder
Ptn Lot 24, Tract No. 1852, Map in Bk 20, Pg 168 in Off of Los Angeles Co Recorder
Lot 14 Long Beach Villa Tract
Lot 10 Long Beach Villa Tract As Per Map Recorded Bk 4 Pg 22
Lot 2, Holloway Tract, Map in Bk 6, Pg 88 in Off of Los Angeles Co Recorder
Lot 9 Blk 7 Tract 3750 As Per Map Recorded Bk 41 Pg 4
Lot 16 Blk 5 Tract 3750 As Per Map Recorded Bk 41 Pg 4

Legal Description
W 95' of E 100' Lots 15, 16, & 17; W 50' of Lots 15, 16 & 17 Long Beach Villa Tract As Per Map Recorded Bk 4 Pg 22
E 77' Lots 17 & 18 Blk 33 Belmont Heights As Per Map Recorded Bk 8 Pg 150
Lot 1, Holloway Tract, As Per Map Recorded Bk 6 Pg 88
W 50' Lots 17 & 18 Blk 33 Belmont Heights As Per Map Recorded Bk 8 Pg 150
Lot 3 Tract 2361 As Per Map Recorded Bk 23 Pg 49
E 70' of Lot 24 Waldron Tract As Per Map Recorded Bk 5 Pg 142
Lot 22 Waldron Tract As Per Map Recorded Bk 5 Pg 142
Lot 2, Junipero Place Tract, Map in Bk 11, Pg 96 in Off of Los Angeles Co Recorder
Lot 19, Tract No. 4327, Map in Bk 51, pg 88 in Off of Los Angeles Co Recorder
Lot 15, Blk 53, Alamitos Beach Twnsite, Map in Bk 59, Pg 11, Misc Rec of Off of Los Angeles Co Recorder
Lot 11, Hoffman Tract, Map in Bk 7, Pg 194 in Off of Los Angeles Co Recorder
Lot 14, Blk 1, Tract No. 1950, Map in Bk 22, Pg 102 in Off of Los Angeles Co Recorder
Lot 1 Blk 3 Hamilton Subdivision of Lot 185 of American Colony Tract As Per Map Recorded Bk 1 Pg 99
Lot 2, Blk 4, Hamilton Sub of Lot 185, American Colony Tract, Map in Bk 1, Pg 99 in Off of Los Angeles Co Recorder
Lot 3, Blk 4, Hamilton Sub of Lot 185, American Colony Tract, Map in Bk 1, Pg 99 in Off of Los Angeles Co Recorder
Ptn Lot 1 & Lot 3, Blk B, Watkins Tract, Map in Bk 5, Pg 192 in Off of Los Angeles Co Recorder
Lot 7, Blk A, Watkins Trac, Map in Bk 5, Pg 192 in Off of Los Angeles Co Recorder
Ptn Lot 13, Hoffman Tract, Map in Bk 7, Pg 194 in Off of Los Angeles Co Recorder
Ptn Lot 3, Blk F, Resub of Ptn of Alamitos Tract, Map in Bk 43, Pg 9 Misc Rec in Off of Los Angeles Co Recorder
Lot 6, Carroll Tract, map in Bk 3, Pg 33 in Off of Los Angeles Co Recorder
Lot 6, Junipero Place Tract, Map in Bk 11, Pg 96 in Off of Los Angeles Co Recorder
Lot 4, Iowa Tract, Map in Bk 3, Pg 3 in Off of Los Angeles Co Recorder
Ptn Lot 23, Blossom Tract, Map in Bk 5, Pg 73 in Off of Los Angeles Co Recorder
Lot 1, Tract No. 2974, Map in Bk 29, Pg 33 in Off of Los Angeles Co Recorder
Lot 5 Blk E Ocean Villa Tract As Per Map Recorded Bk 3 Pg 15
Ptn Lot 51, Carroll Tract, Map in Bk 3, Pg 33 in Off of Los Angeles Co Recorder
Ptn Lot 4, Blk F, Resub of Ptn of Alamitos Tract & Alamitos Beach Twnsite, Map in Bk 43, Pg 9 Misc Res in Off of Los Angeles Co Recorder
Ptn Lot 4, Tract No. 2974, Map in Bk 29, Pg 33 in Off of Los Angeles Co Recorder
Lot 20, Cherry Ave Tract, Map in Bk 11, Pg 41 in Off of Los Angeles Co Recorder
Lot 5, Patch Tract, Map in Bk 4, Pg 87 in Off of Los Angeles Co Recorder
Lot 4, Tract No. 1758, Map in Bk 20, Pg 119 in Off of Los Angeles Co Recorder
Lot 9, Cereza Hill Tract, Bk 13, Pg 185 in Off of Los Angeles Co Recorder
Lot 10, Ptn Lot 11, 12 & Lot 13, Cereza Hill Tract, Map in Bk 13, Pg 185 in Off of Los Angeles Co Recorder
Ptn Lot 1, Patch Tract, Map in Bk 4, Pg 87 & Lot 3, Blk F, Resub of Ptn of Alamitos Tract, Alamitos Beach Twnsite, Map in Bk 43, Pg 9 Misc Rec in Off of Los Angeles Co Recorder
Lot 12, Smeltzer Tract, Map in Bk 11, Pg 135 in Off of Los Angeles Co Recorder
Ptn Lot 4, Blk F, Resub of Ptn of Alamitos Tract & Alamitos Beach Twnsite, Map in Bk 43, Pg 9 Misc Rec in Off of Los Angeles Co Recorder
Lot 4, Patch Tract, Map in Bk 4, Pg 87 in Off of Los Angeles Co Recorder
Lot 11, Meisheimer Tract, Map in Bk 7, Pg 134 in Off of Los Angeles Co Recorder
Lot 4, Cherry View Tract, Map in Bk 11, Pg 178 in Off of Los Angeles Co Recorder
Lot 17 Blk 2 Pride of Alamitos Tract As Per Map Recorded Bk 7 Pg 184
Lot 21 and Vacated Alley On South, Waldron Tract As Per Map Recorded Bk 5 Pg 142

Legal Description
Ptn Lot 16 & Lot 18, Junipero Place Tract, Map in Bk 11, Pg 96 in Off of Los Angeles Co Recorder
Lot 4, George H. Walker Tract, Map in Bk 9, Pg 63 in Off of Los Angeles Co Recorder
Lot 13, Blk B, Sparkes Sub, Map in Bk 5, Pg 29 in Off of Los Angeles Co Recorder
Lot 5, Tract No. 3129, Map in Bk 29, Pg 84 in Off of Los Angeles Co Recorder
Lot 7, Tract No. 3322, Map in Bk 34, Pg 32 in Off of Los Angeles Co Recorder
Ptn Lot 2, Blk 1, Blount Tract No. 2, Map in Bk 3, Pg 14 in Off of Los Angeles Co Recorder
Lot 11 Tract 2348 As Per Map Recorded Bk 29 Pg 85
Lot 23, Tract No. 1852, Map in Bk 20, Pg 168 in Off of Los Angeles Co Recorder
Lot 18 Blk L Ocean Villa Tract As Per Map Recorded Bk 3 Pg 15
W 50' of E 100' of Lot 2 Blk C Ocean Villa Tract As Per Map Recorded Bk 3 Pg 15
Lot 13 Eliot & Vista Tract As Per Map Recorded Bk 11 Pg 87
Lot 16 Blk D Ocean Villa Tract As Per Map Recorded Bk 3 Pg 15
Lot 1, Smeltzer Tract, Map in Bk 11, Pg 135 in Off of Los Angeles Co Recorder
Lot 19 Blk 2 Vermont Tract As Per Map Recorded Bk 9 Pg 183
Lot 14, Tr 882, Maps Bk 16, Pg 120, Off of Los Angeles Co Recorder
Lot 5, Blk 11, Townsend & Robinson Tract, Map in Bk 2, Pg 3 in Off of Los Angeles Co Recorder
Lots 29 & 30, Blk D, Kenyon's Sub, map in Bk 1, Pg 13 of Maps, Off of Los Angeles Co Recorder
Lot 23 Andrews & Espey Tract As Per Map Recorded Bk 7 Pg 187
W 42' of E 84' of Lots 1 & 2 and N 10' of W 42' of E 84' of Lot 3 Elliot & Vista Tract As Per Map Recorded in Bk 11 Pg 87
Lot 20 Waldron Tract As Per Map Recorded Bk 5 Pg 142
E 45' Lot 14 Blk 2 Vermont Tract As Per Map Recorded Bk 9 Pg 183
Lot 9 Blk 1 Vermont Tract As Per Map Recorded Bk 9 Pg 183
Lot 20 Blk 2 Vermont Tract As Per Map Recorded Bk 9 Pg 183
Lot 22 Blk 2 Vermont Tract As Per Map Recorded Bk 9 Pg 183
Lot 11 Andrews & Espey Tract As Per Map Recorded Bk 7 Pg 187
Lot 17 Blk 1 Vermont Tract As Per Map Recorded Bk 9 Pg 183
Ptn of Lot 36 & 37 Andrews & Espey Tract As Per Map Recorded Bk 7 Pg 187
W 80' Lot 23 Blk 1 Vermont Tract As Per Map Recorded Bk 9 Pg 183
Lot 13 Blk 2 Vermont Tract As Per Map Recorded Bk 9 Pg 183
E 9.4' of N 40' of S 95' of Lot 20 and N 40' of S 95' of Lot 21 Saratoga Tract As Per Map Recorded Bk 4 Pg 88
Ptn Lot 21 & Lot 22, Blk A, Central Home Tract, Map in Bk 6, Pg 86 in Off of Los Angeles Co Recorder
Lot 16, Block 33, Belmont Heights Tract as per map recorded in Bk 8, Pg 150 of Maps.
Lots 3, 4 & 5 Donatelli Tract As Per Map Recorded Bk 8 Pg 140
Ptn Lot 3, Blk 55, Alamitos Beach Twnsite, Map in Bk 59, Pgs 11 & 12, Misc Rec of Los Angeles Co
Ptn Lot 3, Blk 55, Alamitos Beach Twnsite, Map in Bk 59, Pgs 11 & 12, Misc Rec of Los Angeles Co
Lots 8, 9, 17 & 18 Blk 9 Townsend & Robinson Tract As Per Map Recorded Bk 2 Pg 3-4 Less Any Interest in N 20' of Said Lots 8 & 9 Vested In The County of Los Angeles
Lot 11, Blk B, Stanwood & Nash's Sub, Farm Lot 182, American Colony Tr, map in bk 36, Pg 76, Misc Rec, Off of Los Angeles Co Recorder
The westerly 40 ft. of Lots 24, 25, 26 and 27 of the J.W. Boyd Tract, as shown on Map Bk 5, Pg 56, Los Angeles County Records.
Ptn Lot 5, Blk D, Resub ptns Alamitos Tr & Alamitos Beach Twnsite, map in Bk 43, Pgs 9 & 10, Misc Rec of Los Angeles Co
Lot 18 in Long Beach Villa Tract As Per Map Recorded Bk 4 Pg 22
Lots 3, 4 & 5 Donatelli Tract As Per Map Recorded Bk 8 Pg 140
Lot 3 Waldron Tract As Per Map Recorded Bk 5 Pg 142

Legal Description
Lot 16 and S 50' of Lot 17 and W 10' of N 90' of Lot 17 Blk 38 Resubdivision of Part of Alamitos Bay Townsite As Per Map Recorded Bk 4 Pg 75-76
Lot 43, E. J. Brady Tract, Map in Bk 11, Pg 56 in Off of Los Angeles Co Recorder
Lot 10 Blk 2 Pride of Alamitos Tract As Per Map Recorded Bk 7 Pg 184
Lot 20 James G Martz Tract As Per Map Recorded Bk 7 Pg 15
N 45' of Lot 6 Blk C Ocean Villa Tract As Per Map Recorded Bk 3 Pg 15
Lot 2, Pleasant View Tract, Map in Bk 9, Pg 172 in Off of Los Angeles Co Recorder
Lot 12, Pleasant View Tract, Map in Bk 9, Pg 172 in Off of Los Angeles Co Recorder
Part of Lot 7 and All of Lot 6, Andrews & Espey Tract As Per Map Recorded Bk 7 Pg 187
N 42' Lots 18 & 19 Blk K Ocean Villa Tract As Per Map Recorded Bk 3 Pg 15
W 40' of Lot 1 Blk 1 Pride of Alamitos Tract As Per Map Recorded Bk 7 Pg 184
E 55' Lot 1 Blk 8 Densmore Tract As Per Map Recorded Bk 5 Pg 6
Lot 5, Tract No. 3405, Map in Bk 39, Pg 47 in Off of Los Angeles Co Recorder
Lot 10, Blk 76, Resub of part of Alamitos Beach Twnsite, Maps Bk 5, Pg 55, Los Angeles Co
Lots 24 & 25 Blk 3 Atlantic Avenue Tract As Per Map Recorded Bk 2 Pg 80
Lot 18 Blk B Coughran and Hughes Tract As Per Map Recorded Bk 5 Pg 77
Lot 3 Tract 3884 As Per Map Recorded Bk 39 Pg 61
Lot 10 Waldron Tract As Per Map Recorded Bk 5 Pg 142
Lots 23 & 24 Blk B Kenyon's Subdivision of Blk V of Alamitos Beach Townsite As Per Map Recorded Bk 1 Pg 63
Pcl 2: Lot 13, Blk 49, Plat of Resubdivision of part of Alamitos Beach Townsite, Map Bk 5, Pg 55, Rec of Los Angeles Co
Ptn Lots 1 & 2, Blk 92, Plat part Alamitos Beach Twnsite, Map Bk 1, Pg 63, Rec of Los Angeles Co
Lot 36, Tract No 2182, Map in Bk 25, Pg 22 Rec of Los Angeles Co
Ptn Lots 17 & 20, Blk 66, Alamitos Beach Twnsite, Bk 59, Pgs 11 & 12, Misc Rec, Los Angeles Co
Lot 5, Tract 2182, shown in Map Bk 25, Pg 22, Records of Los Angeles Co
Lot 38, Tract No 2182, Map in Bk 25, Pg 22 Rec of Los Angeles Co
Pcl 1: Ptn of Lot 4; Pcl 2: Ptn of a vacated alley; All in Blk 136, Resub of Ptn of Alamitos Tract and Alamitos Beach Twnsite, Map in Bk 43, Pg 9 Misc Rec of Los Angeles Co
Ptn Lot 17, Blk 133, Plat of part of Alamitos Beach Twnsite, Map Bk 1, Pg 63, Los Angeles Co
Lot 34, Tr 2182, Map Bk 25, Pg 22, Los Angeles Co
Lot 30, Tr 2182, Map Bk 25, Pg 22, Los Angeles Co
Lot 17, Tr 2182, Map Bk 25, Pg 22, Los Angeles Co
S 75' of Lots 25 & 26 Blk 71 Townsite of Long Beach As Per Map Recorded Bk 19 Pg 91
Ptn Lots 27 & 28, Resub Blk 50, Twnsite of Long Beach, Map Bk 10, Pg 31, rec of Los Angeles Co
Lot 17, Blk 46, Plat of Resub of part of Alamitos Beach Twnsite, Map Bk 5, Pg 55, Los Angeles Co
Lots 23 & 24, Blk 71, Townsite of Long Beach, Map Bk 19, pg 91, et seq , Misc. Rec , Los Angeles County
Lot 11, Blk 47, Plat Resub of prt Alamitos Beach Twnsite, Map Bk 5, Pg 55, Rec of Los Angeles Co
Ptn of Lot 4, Blk 17, Twnsite of Long Beach, Map in Bk 19, Pg 91 Misc Rec of Los Angeles Co
Lots 21 & 23, Subdiv of Blk 31, Twnsite of Long Beach, Bk 21, Pg 67, Misc Rec, Los Angeles Co
Northerly 50' of Southerly 100' of Lot 4, Blk 17, Twnsite of Long Beach, map in Bk 19, Pg 91, Misc Records of Los Angeles Co
Ptn Lot 1, Blk 32, Twnsite of Long Beach, Map Bk 19pg 91, et seq., Misc Rec , Los Angeles Co
Ptn Lot 17, Blk 48, Plat of Resubdiv Alamitos Beach Twnsite, in Map Bk 5, Pg 55, Misc Rec of Los Angeles Co
Pcl 1 - Ptn Lots 17, 18, 19 & 20; Pcl 2 - Ptn Lot 21; ALL in Blk 44, Twnsite of Long Beach, map in Bk 19, Pg 91 et seq, Misc Rec of Los Angeles Co
E 150' Lots 1 & 3 Blk 42 Townsite of Long Beach As Per Map Recorded Bk 19 Pg 91-96

Legal Description
Ptn Lots 13 & 15, Resub Blk 50, Twnsite of Long Beach, Map Bk 10, Pg 31, Rec of Los Angeles Co
Pcl 1 - Ptn Lot 8, Lenton's Sub, Map Bk 1, Pg 27, red of Los Angeles Co; Pcl 2 - Ptn adjoining Pcl 1, shown as reserved on map of Wilson & Lyman's Resub, Wilson & Lyman's Sub, Map Bk 1, Pg 21, rec of Los Angeles Co
Ptn Lots 6 & 8, Blk 72, Twnsite of Long Beach, map in Bk 19, Pg 91 et seq, Misc Rec of Los Angeles Co
Ptn Lots 19 ,20 & Lot 21, Blk 44, Townsite Long Beach, Map Bk 19, pg 91, et seq , Misc Rec., Los Angeles Co
Ptn Lot 2, Blk 93, Plat of Ptn of Alamitos Beach Twnsite, Map in Bk 1, Pg 63 Rec in Los Angeles Co
Lot 2, Foster Tr., As Per Map Recorded, Bk. 6, Pg. 100
Lot 6, Blk 62, Alamitos Beach Twnsite, Map in Bk 59, Pg 11 & 12, Misc Rec of Los Angeles Co
Ptn Lots 8&9, Blk 134, Alamitos Tract, shown on Map in Bk 36, Pgs 37-44, Misc Rec., Los Angeles Co
Northerly 45' of lot 10 & Esterly 5' of Northerly 45' of lot 11, Blk 132 of Plat of Prt of Alamitos Beach Twnsite;Map Bk 1, Pg 63, Los Angeles Co
Lot 17 & ptn Lot 16, Blk 135, Alamitos Tr, Bk 36, Pgs 37-44, Misc Rec, Los Angeles Co
Lot 37, Tr #2182, Map Bk 25, Pg 22, Los Angeles Co
Lot 16, Day Tract, Map in Bk 6, Pg 27 Rec of Los Angeles Co
Pcl 2-Lot 12, Blk 133, Plat Part Alamitos Beach Twnsite, Map Bk 1, Pg 63, Rec of Los Angeles Co
Ptn of Lot 1, Blk 93, Plat of Ptn of Alamitos Beach Twnsite, Map in Bk 1, Pg 63 Rec of Los Angeles Co
Lot 40, Tract 2182, shown in Map Bk 25, Pg 22, Records of Los Angeles Co
Lot 27, Tr #2182, Map Bk 25, Pg 22, Los Angeles Co
Lots 21 & 22, Blk 71, Twnsite of Long Beach, map in Bk 19, Pgs 91 et seq, Misc Rec of Los Angeles Co
Lot 16, Blk 131, Plat of Ptn of Alamitos Beach Twnsite, Map in Bk 1, Pg 63 Rec of Los Angeles Co
Ptn Lots 27 & 28, Blk 53, Twnsite of Long Beach, map in Bk 19, Pg 91 et seq, Misc Rec of Los Angeles Co
Pcl 1: Lot 10, Falcon Tract, Map in Bk 10, Pg 6; Pcl 2: Ptn of Lot 5, Blk 103, Plat of Ptn of Alamitos Beach Twnsite, Map in Bk 1, Pg 63; All in Rec of Los Angeles Co
Ptn of Lot 1, Blk 93, Plat of Ptn of Alamitos Beach Twnsite, Map in Bk 1, Pg 63 Rec of Los Angeles Co
Ptn of Lot 1, Blk 93, Plat of Ptn of Alamitos Beach Twnsite, Map in Bk 1, Pg 63 Rec of Los Angeles Co
Ptn of Lot 1, Blk 93, Plat of Ptn of Alamitos Beach Twnsite, Map in Bk 1, Pg 63 Rec of Los Angeles Co
Lot 44, Tract 2182, in Map Bk 25, Pg 22, Records of Los Angeles Co
S 28' of N 75' of Lots 25, 26, 27, & 28 Blk 71 Townsite O Long Beach
Lot 5, Blk 67, Alamitos Beach Twnsite, Map in Bk 59, Pg 11 Misc Rec of Los Angeles Co
Lot 36, Tract No 2182, Map in Bk 25, Pg 22 Rec of Los Angeles Co
Pcl 1: Easterly 50' of Lots 1, 3 & 5, Blk 70, Twnsite of Long Beach, map in Bk 19, Pg 91, Misc Records of Los Angeles Co
Lots 23 & 24, Blk 72, Twnsite of Long Beach, Bk 19, Pg 91, Misc Rec, Los Angeles Co
Ptn Lots 1 & 3, Blk 68, Twnsite of Long Beach, Bk 19, Pg 91, Misc Rec, Los Angeles Co
Ptn Lot 1, Blk 65, Alamitos Beach Twnsite, Map Bk 59, pgs 11&12, Misc Rec., Los Angeles Co
Lot 16, Blk 131, Plat of Ptn of Alamitos Beach Twnsite, Map in Bk 1, Pg 63 Rec of Los Angeles Co
Undivided 136/3100 Interest in The N 260' of Lot 1 Blk 7 Alamitos Beach As Per Map Recorded Bk 59 Pg 11-12
Lots 21 & 22, Blk 74, Long Beach Townsite, Maps Bk 19, Pgs 91-96, Off of Los Angeles Co Rec
Lots 13 & 15, Blk 78, Twnsite Long Beach, Map in Bk 19,Pg 91, et seq, Misc Rec of Los Angeles Co
Lots 21 & 22, Blk 74, Long Beach Townsite, Bk 19, Pg 91, Misc Rec, Off of Los Angeles Co Rec
N 48' of Lots 27 & 28 Blk 75 Townsite of Long Beach As Per Map Recorded Bk 19 Pg 91
Undiv 1/3 Int in Ptn Lots 2, 4, 6, 8, & 10 Blk 77 Townsite of Long Beach Bk 19 Pg 91
E 1/2 of Lots 2, 4, 6, & 8 Blk 76 Townsite of Long Beach As Per Map Recorded Bk 19 Pg 91
W 75' Lots 2, 4, 6, & 8 & N 10' of W 75' of Lot 10 Blk 77 Long Beach Townsite As Per Map Recorded Bk 19 Pg 91

Legal Description
Pcl 2-Lots 21 &23, Robinson & Brainerd's Subd Blk 30, map in Bk 21, Pg 29, Misc Rec, Los Angeles Co
Ptn Lots 2 & 4, Blk 95, Twnsite of Long Beach, Bk 19, Pg 91, Misc Rec of Los Angeles Co
Lots 17 & 19, Blk 43, Twnsite of Long Beach, Bk 19, Pg 91, Misc Rec, Los Angeles Co
Lot 14 Blk 55 Townsite of Alamitos Beach As Per Map Recorded Bk 59 Pg 11-12
N 65' of Lot 1 Blk 8 Townsite of Alamitos Beach
Lot 16, Blk 53, Alamitos Beach Twnsite, Map in Bk 59, Pg 11, Misc Rec of Los Angeles Co
N 260' of Lot 3 Blk 9 Townsite of Alamitos Beach As Per Map Recorded Bk 59 Pg 11-12
Ptn Lot 7, Blk 99, Alamitos Tract, Map in Bk 36, Pg 37, Misc Rec of Los Angeles Co
Lot 2 Blk 55 Townsite of Alamitos Beach As Per Map Recorded Bk 59 Pg 11-12
Undivided 1/2 Interest Lot 18 Blk 55 Townsite of Alamitos Beach As Per Map Recorded Bk 59 Pg 11-12
Lots 4 & 5 Tabernacle Tract As Per Map Recorded Bk 1 Pg 92
Lot 13 Blk 55 Townsite of Alamitos Beach As Per Map Recorded Bk 59 Pg 11-12
Lots 2, 4 & 6, Twnsite of Long Beach, Map in Bk 19, Pg 91, et seq, Misc Rec of Los Angeles Co
Lot 1 and Lot 3, Blk 65, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Lots 8, 10, 12, 14 & 16, Blk 65, Twnsite of Long Beach, Bk 19, Pg 91, Misc Rec Los Angeles Co
Lots 1 & 3, Blk 78, Twnsite of Long Beach, Bk 19, Pg 91, Misc Rec Los Angeles Co
Lots 9 & 11 & the Westerly 50' of the Easterly 175' of Lots 1, 3, 5 & 7, Blk 66, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Pcl 1: W 50' of lots 17, 19,21,23,25 & 27: Pcl 2: W 100' of lots 18,20,22,24,26&28; Pcl 3: E 50' of W100' of lots 17, 19, 21,23,25 & 27, All in Blk 66, Townsite Long Beach, Map in Bk 19, Pg 91, et seq ,Misc Rec of Los Angeles Co
Ptn Lot 5, Blk 61, Alamitos Beach Twnsite, Map in Bk 59, Pg 11, Misc Rec of Los Angeles Co
Undivided 1/2 Interest Lot 18 Blk 55 Townsite of Alamitos Beach As Per Map Recorded Bk 59 Pg 11-12
Lot 3 Blk 13 and Portion of Lot "C" Resubdivision of Blks 13 & 14 Townsite of Alamitos Beach As Per Map Recorded Bk 84 Pg 2
Lot 16, Blk 65, Alamitos Beach Twnsite, Bk 59, Pgs 11 & 12, Misc Rec, Los Angeles Co
Lots 10 & 12, Blk 70, Twnsite of Long Beach, Bk 19, Pg 91, Misc Rec, Los Angeles Co
Lot 8, Blk 92, Plat of part of Alamitos Beach Twnsite, Map Bk 1, Pg 63, Los Angeles Co
Northerly 75' Lot 1, Blk 93, Plat of part of Alamitos Beach Twnsite, shown in Map Book 1, Pg 63, Records of Los Angeles Co
Ptn of Lot 5 and Lot 7, Blk 66, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Lot 6, Blk 91, Alamitos Beach Twnsite, shown in Map Bk 1, Pg 63, Records of Los Angeles Co
Lots 25 & 26, Blk 77, Twnsite of Long Beach, Bk 19, Pg 91, Misc Rec of Los Angeles Co
Pcl 1: Lot 6, Falcon Tr, Map Bk 10, Pg 6, Los Angeles Co; Pcl 2: Ptn Lot 1, Blk 103, Plat of part of Alamitos Beach Twnsite, Map Bk 1, Pg 63, Los Angeles Co
Ptn Lot 9, Blk 93, Plat of part of Alamitos Beach Twnsite, Map Bk 1, Pg 63, Los Angeles Co
Northerly 50' Lot 10 & Northerly 50' of Easterly 35' Lot 11, Blk 48, Resub of Alamitos Beach Twnsite, in Map Bk 5, Pg 55, Records of Los Angeles Co
Easterly 30' of Westerly 32' of Lot 3, Falcon Tract, Map Bk 10, Pg 6, Rec of Los Angeles Co
Lots 18, 19 & Northerly 29' of Westerly 27' & Westerly 2 5' of Southerly 74' of Northerly 103', Lot 16, Blk 69, Plat of Resub of Alamitos Beach Twnsite, in Map Book 5, Pg 55, Records of Los Angeles Co
Pcl 1: Lot 5, Blk 51, Alamitos Beach Twnsite, Map Bk 59,pgs 11 & 12, Misc Rec., Los Angeles Co
Part of Lots 1, 3, 5, & 7 Blk 65 Long Beach Townsite As Per Map Recorded Bk 19 Pg 91
Ptn of Lot 23 and Lot 24, Blk 94, Twnsite of Long Beach, Map in Bk 19, Misc Rec of Los Angeles Co
Lot 10, Block 67, Alamitos Beach Twnsite, map in Bk 59, Pg 11 & 12, Misc Records of Los Angeles Co
S Half of Easternly 50' of Lot 7 Blk 95 of Alamitos Beach Townsite As Per Map Recorded Bk 1 Pg 63
Lot 21 and Lot 22, Blk 74, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Undiv 1/3 Int in W 100' Lots 22, 24, 26 & 28 Blk 67 Townsite of Long Beach Bk 19 Pg 91
Lots 25-28 Blk 65 Long Beach Townsite As Per Map Recorded Bk 19 Pg 91

Legal Description
Lot 15, Blk 93, Long Beach Townsite, Bk 19, Pg 91, Misc Rec, Off of Los Angeles Co Rec
Lot 12,13 and Ptn of Lot 11, Blk 48, Plat of Resub of Ptn of Alamitos Beach twnsite, Map in Bk 5, Pg 55 Rec of Los Angeles Co
Lot 9 and Lot 11, Blk 94, Twnsite of Long Beach, Map in Bk 19, Pg 91, Misc Rec of Los Angeles Co
Ptn Lot 1, Blk 103, Plat of part of Alamitos Beach Twnsite, Map Bk 1, Pg 63, Los Angeles Co
S 10' of E 22.5' of Lot 19 & N 20' E 22.5' Lot 20 Blk 66 Townsite of Alamitos Beach As Per Map Recorded Bk 59 Pg 11-12
Lot 2, excpt Northerly 50' & also excpting Westerly 5' thereof, of Blk 92 of plat of part of Alamitos Beach Twnsite, Map Bk 1, Pg 63, Los Angeles Co
Lot 14 and Pt of Lot 13 and Lot 15, Blk 48, Resub of Alamitos Beach Twnsite, Map in Bk 5, Pg 55 Rec of Los Angeles Co

<u>LIST OF EXHIBITS</u>

EXHIBIT "B"

ASSIGNMENT, CONVEYANCE AND BILL OF SALE

STATE OF	CALIFORNIA	§	
		§	KNOW ALL MEN BY THESE PRESENTS:
PRESENTS:	LOS ANGELES	§	
COUNTY OF	______________	§	

THAT, subject to the terms, reservations and conditions hereinafter set forth, **REEF OIL & GAS INCOME AND DEVELOPMENT FUND III, L.P.** (hereinafter referred to as "Assignor"), whose address is 1901 North Central Expressway, Suite 300, Richardson, Texas 75080, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby GRANT, BARGAIN, SELL, CONVEY and ASSIGN unto **REEF OIL & GAS 2010 – A INCOME FUND, L.P.** (hereinafter referred to as "Assignee"), 45.673299 % of Assignor's right, title and interest in and to the following (the "Subject Property"):

(a) **Fee Minerals**. The fee, fee mineral and fee royalty interests described in **Exhibit "A"** (the "**Fee Interests**");

(b) **Leaseholds**. The oil and gas leaseholds, oil, gas and other minerals, including working interests, carried working interests, rights of assignment and reassignment, net revenue interests, record title interests, undeveloped locations and all other interests under or in oil, gas or mineral leases, and interests in rights to explore for and produce oil, gas or other minerals which are described in **Exhibit "A"** (the "**Leases**");

(c) **Rights in Production**. All reversionary interests, backin interests, overriding royalties, production payments, net profits interests, mineral and royalty interests in production of oil, gas or other minerals attributable or allocable to the Fee Interests or the Leases, to the extent produced on or after the Effective Date;

(d) **Wells**. The right, title and interest in and to producing, non-producing and shut-in oil and gas wells and saltwater disposal or injection wells located upon the lands to which the Fee Interests or the Leases apply (the "**Wells**");

(e) **Unit.** The right, title and interest in and to the production from the pool or unit set forth on Exhibit "B" (the "**Unit**");

(f) **Contract Rights**. The right, title and interest in or derived from pooling, unitization, and other contracts and agreements, orders and decisions of regulatory authorities establishing or relating to units, unit operating agreements, operating agreements, gas purchase agreements, oil purchase agreements, gathering agreements, transportation agreements, processing or treating agreements, farmout agreements and farmin agreements, which relate to any of the Fee Interests, Leases, Wells or Unit to the extent such contracts are assignable (hereinafter the "**Contracts**");

(g) **Easements**. The right, title and interest in and to all rights-of-way, easements, licenses, and servitudes appurtenant to or used in connection with the Fee Interests, Leases, Wells or Unit (hereinafter "**Easements**");

(h) **Permits**. The right, title and interest in and to all permits and licenses of any nature owned, held or operated in connection with operations for the exploration and production of oil, gas or other minerals to the extent the same are used or obtained in connection with any of the Fee Interests, Leases, Contracts, Easements, Equipment (as hereinafter defined), Wells or Unit (hereinafter "**Permits**");

(i) **Equipment**. The right, title and interest in and to all personal property, surface equipment, down-hole equipment and pipelines, buildings and inventory used or obtained in connection with the Fee Interests, Leases, Easements, Wells, Permits or Unit (hereinafter "**Equipment**");

(j) **Remaining Interests**. All other rights and interests in, to or under or derived from the Subject Property, even though the same may be improperly described in or omitted from the Exhibits. It is the express intent of the parties that all of Assignor's right, title and interest in and to the Fee Interests, Leases, Contracts, Easements, Equipment, Permits, Wells or Unit , and interests appurtenant thereto, be assigned to Assignee hereunder; and

(k) **Records**. Copies of all geological and geophysical maps, records, land records, division orders, Well logs, production files and other records and files relating to the Fee Interests, Leases, Wells, Contracts, Easements, Permits, Equipment or Unit.

This Assignment is granted and accepted subject to the following provisions:

1. Special Warranty. Assignor hereby binds Assignor, Assignor's heirs, successors, assigns and legal representatives to warrant and forever defend all and singular the Subject Property unto Assignee and Assignee's heirs, successors, assigns and legal representatives against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Assignor, but not otherwise. Assignor also hereby grants and transfers to Assignee, to the extent so transferable, the benefit of and the right to enforce the covenants and warranties, if any, which Assignor is entitled to enforce with respect to the Subject Property against Assignor's predecessors in title.

2. Purchase and Sale Agreement. The Assignment is subject to the terms and conditions, including, but not limited to, the assumptions and indemnifications, contained in that certain Purchase and Sale Agreement dated June 23, 2010 (the "Agreement"). The warranties, representations, covenants and indemnities contained in the Agreement shall not be merged into the Assignment or be otherwise negated by the execution or delivery of this Assignment, and the Assignment shall not be construed to amend the Agreement or vary the rights or obligations of either Assignor or Assignee from those set forth in the Agreement. Copies of the Agreement are available at the offices of Assignor and Assignee set forth in the Agreement.

3. Personal Property Disclaimer. ASSIGNOR CONVEYS ALL WELLS AND EQUIPMENT AND OTHER PERSONAL PROPERTY TO ASSIGNEE HEREUNDER IN "AS IS, WHERE IS" CONDITION, AND ASSIGNOR EXPRESSLY DISCLAIMS AND NEGATES AS TO PERSONAL PROPERTY, EQUIPMENT AND FIXTURES ANY AND ALL IMPLIED WARRANTIES EXISTING UNDER APPLICABLE LAW AND ANY IMPLIED OR EXPRESS WARRANTY OF (a) MERCHANTABILITY OR (b) FITNESS FOR A PARTICULAR PURPOSE.

4. Further Assurances. Assignor agrees to execute, acknowledge and deliver such further conveyances and other instruments as may be reasonably necessary to more fully assure Assignee all rights granted herein or intended so to be.

5. Successors and Assigns. All of the terms, provisions, covenants and agreements herein contained shall extend to and be binding upon Assignor and Assignee, their respective successors and assigns.

6. Counterparts. The Assignment may be executed by Assignor and Assignee in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same instrument.

TO HAVE AND TO HOLD, said all right, title and interest unto Assignee, subject to the terms, covenants and conditions hereinabove set forth.

EXECUTED this 1st day of August 2011, but EFFECTIVE as of June 1, 2011 (the "Effective Time").

ASSIGNOR:

REEF OIL & GAS INCOME AND DEVELOPMENT FUND III, L.P.
By: Reef Oil & Gas Partners, L.P., Its General Partner

By: Reef Oil & Gas Partners, GP, LLC, its general partner

By: [signature]
Michael J. Mauceli, Manager

ASSIGNEE:

REEF OIL & GAS 2010 – A INCOME FUND, L.P.
By: Reef Oil & Gas Partners, L.P., Its General Partner

By: Reef Oil & Gas Partners, GP, LLC, its general partner

By: [signature]
Michael J. Mauceli, Manager

STATE OF TEXAS)

COUNTY OF DALLAS)

On this 2nd day of August, 2011, before me appeared Michael J. Mauceli, to me personally known, who, being by me duly sworn, did say that he is the Manager of REEF OIL & GAS PARTNERS, GP, LLC, the General Partner of REEF OIL & GAS PARTNERS, L.P., the General Partner of REEF OIL & GAS INCOME AND DEVELOPMENT FUND III, L.P., a Texas Limited Partnership, and that the foregoing instrument was signed in behalf of the Partnership as the free act and deed of said Partnership.

Elaine Palmer
NOTARY PUBLIC

NOTARY PUBLIC STATE OF TEXAS
ELAINE PALMER
My Commission Expires
June 6, 2012

STATE OF TEXAS)

COUNTY OF DALLAS)

On this 2nd day of August, 2011, before me appeared Michael J. Mauceli, to me personally known, who, being by me duly sworn, did say that he is the Manager of REEF OIL & GAS PARTNERS, GP, LLC, the General Partner of REEF OIL & GAS PARTNERS, L.P., the General Partner of REEF OIL & GAS 2010 – A INCOME FUND, L.P., a Texas Limited Partnership, and that the foregoing instrument was signed in behalf of the Partnership as the free act and deed of said Partnership.

Elaine Palmer
NOTARY PUBLIC

NOTARY PUBLIC STATE OF TEXAS
ELAINE PALMER
My Commission Expires
June 6, 2012